Exhibit 10.40

Pages where confidential treatment has

been requested are stamped “Confidential Treatment

Requested and the Redacted Material

has been separately filed with the Commission,”

and places where information has been redacted

have been marked with (***).

THIRD AMENDED AND RESTATED

SERVICES AGREEMENT

between

FIRST DATA TECHNOLOGIES, INC.

and

CSG SYSTEMS, INC.,

formerly known as

CABLE SERVICES GROUP, INC.

		Page

Section 1	Definitions	1

Section 2	Provision of the FDT Services	5

Section 3	Payments for FDT Services	12

Section 4	Relationship between the Parties	13

Section 5	Intellectual Property	13

Section 6	Liability and Indemnification	15

Section 7	Limitation of Liability	17

Section 8	Standard of Care and Exclusion of Warranties	18

Section 9	Exclusion of Damages	19

Section 10	Confidentiality	19

Section 11	Termination	21

Section 12	Miscellaneous	24

Schedules

	Schedule 1.9	CSG Client Development Software

	Schedule 1.17	Development Software

	Schedule 1.21	Existing CSG Proprietary Software

	Schedule 1.25	FDT Services and FDT Current Service Charges

	Schedule 1.43	Platform Description

	Schedule 1.49	Systems Software

	Schedule 2.3	CSG – Vendor Software

	Schedule 2.3A	Form of CSG – Vendor Software Letter

	Schedule 2.9	Operations Procedures

	Schedule 2.10	CSG Batch Job Targets

	Schedule 2.11	Disaster Recovery Plan

	Schedule 2.13	Performance Criteria

	Schedule 2.14	Confidentiality Agreement

	Schedule 2.16.1	Additional CSG Obligations

	Schedule 6.5	Dispute Resolution

i

THIS THIRD AMENDED AND RESTATED SERVICES AGREEMENT (the “Services Agreement”) is entered into as of August 1, 2003, by and between First Data Technologies, Inc., a Delaware corporation, and CSG Systems, Inc. (formerly known as Cable Services Group, Inc.), a Delaware corporation.

RECITALS

A. FDT is presently engaged in the business of providing data processing services;

B. CSG and FDT previously entered into a services agreement dated as of October 26, 1994, as amended by that certain First Amendment to Services Agreement between FDT and CSG executed December 8, 1995, and as further amended by that certain Second Amendment to Services Agreement between FDT and CSG executed January 30, 1996, and as further amended by that Third Amendment to Services Agreement between FDT and CSG executed November 25, 1996 (collectively, the “Original Agreement”);

C. CSG and FDT previously entered into an Amended and Restated Services Agreement dated December 31, 1996, as amended by that certain First Amendment to Amended and Restated Services Agreement between CSG and FDT executed July 1998 (as amended, the “Restated Agreement”);

D. CSG and FDT previously entered into those certain license agreements with FDT as licensor and CSG as licensee dated December 31, 1996 (as amended and restated as of the date hereof), April 23, 1999 and July 30, 1999;

E. CSG and FDT further amended and restated their obligations in the Second Amended and Restated Services Agreement dated April 1, 2000, as amended by that certain First Amendment to Second Amended and Restated Services Agreement between FDT and CSG executed May 28, 2002; and

F. CSG and FDT desire to further amend and restate their obligations relating to the terms and conditions governing the data processing services which FDT will continue to provide to CSG.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties, conditions and agreements hereinafter expressed, the Parties hereto agree as follows:

Section 1

Definitions

In this Services Agreement, the following terms have the meanings specified or referred to in this Section 1 and shall be equally applicable to both the singular and plural forms. In this Agreement, the words “including”, “include” and “includes” shall each be deemed to be followed by the term “without limitation”. Any agreement or exhibit referred to herein shall mean such agreement or exhibit as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and by this Services Agreement. References to any statute or regulation means such statute or regulation as amended at the time and includes any successor statute or regulation. Unless otherwise stated, references to recitals, articles, sections, paragraphs, schedules and exhibits shall be references to recitals, articles, sections, paragraphs, schedules and exhibits of this Services Agreement.

1.1 “Additional Services” has the meaning stated in Section 2.15.

1.2 “Affiliate” means an Entity which, directly or indirectly, owns or controls, is owned or is controlled by or is under common ownership or control with another Entity. As used herein, “control” means the power to direct the management or affairs of an Entity, and “ownership” means the beneficial ownership of 50% or more of the voting equity securities or other equivalent voting interests of the Entity.

1.3 “Applications Software” means the CSG-Vendor Software and the CSG Proprietary Software.

1.4 “Claim” has the meaning specified in Section 6.3.1.

1.5 “Confidential Information” has the meaning stated in Section 10.1.

1.6 “CSG” means CSG Systems, Inc. (formerly known as Cable Services Group, Inc.), a Delaware corporation, and its permitted successors and permitted assigns.

1.7 “CSG Batch Job Targets” means the time periods identified on Schedule 2.10 relating to CSG’s batch cycles.

1.8 “CSG Client” shall mean any current or future Entity for which CSG provides data processing services through FDT in accordance with the terms and conditions of the Services Agreement.

1.9 “CSG Client Development Software” means that portion of the Development Software set forth on Schedule 1.9 that CSG Clients may execute and use at the CSG Clients’ Locations solely to permit a CSG Client to receive the benefit of the FDT Services in accordance with the terms and conditions of this Services Agreement.

1.10 “CSG’s Clients’ Locations” means each of CSG’s Clients’ business locations which are connected to the Platform to permit a CSG Client to receive the benefit of the FDT Services in accordance with the terms and conditions of this Services Agreement.

1.11 “CSG Data” has the meaning specified in Section 5.1.

1.12 “CSG Proprietary Software” means New CSG Proprietary Software and Existing CSG Proprietary Software.

1.13 “CSG-Vendor Software” means the Software licensed to CSG by third party vendors (excluding FDT and its Affiliates) and to be used by FDT to provide the FDT Services, together with all developments, improvements, modifications, additions, expansions, new versions, new releases, rewrites, enhancements, upgrades or other changes of any kind thereto. The CSG-Vendor Software is set forth in Schedule 2.3, as it may be amended from time-to-time.

1.14 “Damaged Party” has the meaning stated in Section 12.5.

1.15 “Data Processing Materials” has the meaning stated in Section 5.5.

1.16 “Declared Disaster” has the meaning stated in Schedule 2.11.

1.17 “Development Software” means that portion of the Systems Software as set forth in Schedule 1.17 that CSG may execute and use for development of CSG Proprietary Software. Such schedule may be amended from time to time in accordance with the procedures set forth in Section 2.5.3, if applicable.

1.18 “Dispute” means any and all disputes, controversies and claims between the Parties arising from or in connection with this Services Agreement or the relationship of the Parties under this Services Agreement whether based on contract, tort, common law, equity, statute, regulation, order or otherwise.

1.19 “Effective Date” shall mean April 1, 2000.

1.19a “Third Amended and Restated Effect Date” shall mean August 1, 2003.

1.20 “Entity” means an individual, corporation, limited liability company, partnership, sole proprietorship, joint venture, or other form of organization or governmental agency or authority.

1.21 “Existing CSG Proprietary Software” means the applications, job control language and system and other Software owned by CSG and to be used by FDT to provide the FDT Services, that is identified in Schedule 1.21.

1.22 “Failed Criteria” shall have the meaning stated in Section 11.2.

1.23 “FDT” means First Data Technologies, Inc., a Delaware corporation, and its permitted successors and permitted assigns.

1.24 “FDT Data Center” means the data center maintained by or on behalf of FDT in Englewood, Colorado or any other data or information processing centers maintained by or on behalf of FDT or any of its Affiliates and used to provide the FDT Services.

1.25 “FDT Service Charges” means the fees charged by FDT for the FDT Services as set forth in Schedule 1.25.

1.26 “FDT Services” means the data processing services and systems currently provided by FDT to CSG which are set forth on Schedule 1.25 and those Additional Services that FDT agrees to provide.

1.27 “FDT Software” means that certain FDT proprietary Software licensed by FDT to CSG pursuant to the License Agreements.

1.28 “Indemnified Party” means a Party or Parties seeking or entitled to indemnification pursuant to the provisions of Section 6.

1.29 “Indemnifying Party” means the Party or Parties hereto responsible for indemnifying an Indemnified Party pursuant to Section 6.

1.30 “Infringement Claims” has the meaning stated in Section 6.2.1.

1.31 “Infringement Payment” has the meaning stated in Section 11.4.

1.32 “License Agreements” means those certain license agreements executed by FDT and CSG with FDT as licensor and CSG as licensee dated December 31, 1996 (as subsequently amended and restated as of the date hereof), April 23, 1999 and July 30, 1999.

1.33 “Losses and Expenses” has the meaning stated in Section 7.1.

1.34 “New CSG Proprietary Software” means all developments, improvements, modifications, additions, expansions, new versions, new releases, rewrites, enhancements, upgrades or other changes of any kind to Existing CSG Proprietary Software, or any new Software owned or developed by CSG following the Effective Date and provided to FDT for use in connection with the provision of the FDT Services that is not identified in Schedule 1.21.

1.35 “Operations Procedures” has the meaning stated in Section 2.9.

1.36 “Original Agreement” has the meaning specified in the second recital to this Services Agreement.

1.37 “Original CSG Proprietary Software” means that portion of the Existing CSG Proprietary Software that existed as of the effective date of the Original Agreement.

1.38 “Original Term” means the period of time commencing on the Effective Date and ending June 30, 2008.

1.39 “Other Party” has the meaning stated in Section 12.5.

1.40 “Party” means a party to this Services Agreement and its permitted successors and permitted assigns.

1.41 “Performance Criteria” has the meaning stated in Section 2.13.

1.42 “Plan” has the meaning stated in Schedule 2.11.

1.43 “Platform” means the hardware owned or operated by FDT and the network provided by FDT for data telecommunications and data processing and retrieval established between the FDT Data Center, CSG, and CSG’s Clients’ Locations, it being understood that such Platform is provided by FDT on a non-exclusive basis. The Platform is further described in Schedule 1.43.

1.44 “Principal Performance Criteria” means Performance Criteria categories 1, 2, 3 and 4, and Performance Criteria category 5 solely as it relates to the front end processors.

1.45 “Restated Agreement” has the meaning specified in the third recital to this Agreement.

1.46 “Services Agreement” means this Second Amended and Restated Services Agreement between CSG and FDT as it may be amended from time to time.

1.47 “Software” means (i) computer programs, including application programs, operating programs, file programs and utility programs, and (ii) tangible media upon which such programs and documentation are recorded, including hard copy, tapes and disks.

1.48 “Stock Purchase Agreement” means that agreement entered into as of October 26, 1994 between CSG Holdings, Inc. and First Data Resources Inc.

1.49 “Systems Software” means the Software licensed by FDT to be used to provide FDT Services, but shall not include the FDT Software or the Applications Software. The current set of Systems Software is set forth in Schedule 1.49. Such schedule may be amended from time to time in accordance with the procedures set forth in Section 2.5.3.

1.50 “Term” means the Original Term and any mutually agreed extension thereto.

1.51 “Termination Assistance” has the meaning stated in Section 11.5.

1.52 “Third Party Provider” has the meaning stated in Section 2.12.

Section 2

Provision of the FDT Services

2.1 FDT Services. FDT shall make available to and perform for CSG and CSG shall use the FDT Services during the Term. Notwithstanding the foregoing, if CSG delivers notification to FDT pursuant to Sections 11.1 or 11.2 that CSG is terminating this Services Agreement, then after such notification CSG may arrange for CSG or a third party to provide the FDT Services for CSG after the termination date and CSG may take all actions in preparation therefor as may be reasonably necessary to enable CSG or such third party to provide such FDT Services immediately after the termination date; provided however, the foregoing shall not be construed to prevent CSG from initiating preliminary discussions with any such third party prior to giving written notice to FDT.

2.2 Platform; FDT Data Center Raised Floor.

2.2.1 Platform. FDT will provide the Platform and shall have all rights in connection therewith including the right to change the configuration of the Platform during the Term of this Services Agreement. FDT shall provide CSG with at least thirty (30) days advance written notice of any change in the Platform. Such changes shall not materially adversely affect the operations of CSG or CSG Clients. Except for those components (if any) identified on Schedule 1.43 as being owned by CSG, the Platform shall remain solely the property of FDT, its lessors or providers, if any, and CSG shall have no ownership interests or other rights therein. CSG may request changes to the Platform, and all such requests shall be deemed a request for Additional Services and be subject to Section 2.15. FDT shall provide upgraded DASD and tape subsystems relating to the Platform in accordance with the DASD and tape subsystems upgrade practices used by FDT from time to time.

2.2.2 FDT Data Center Raised Floor. CSG shall have the right, subject to security, space, environmental and other limitations, to collocate computer, telecommunications and other equipment at the FDT Data Center and to interconnect such equipment to the FDT Platform; provided that CSG will at no time during the Term (except as set forth in Section 2.2.3), require more than 1,200 non-contiguous square feet of raised floor space in the FDT Data Center for those purposes. FDT shall provide for utilities, HVAC, back-up power generators, and security with respect to such collocated equipment. CSG and third party support personnel retained by CSG or the CSG Client shall have reasonable access to the FDT Data Center on a 24 hour per day, 7 day a week basis to maintain and service such collocated equipment.

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

2.2.3 Additional FDT Data Center Raised Floor. After the Effective Date, and upon sixty (60) days prior written notice to FDT, CSG shall also have the right, subject to security, space, environmental and other limitations, to collocate additional computer, telecommunications and other equipment at the FDT Data Center and to interconnect such equipment to the FDT Platform; provided that CSG will at no time during the Term of this Services Agreement require more than an additional 1,200 non-contiguous square feet of raised floor space (for a total of 2,400 square feet) in the FDT Data Center for those purposes, it being understood that such additional non-contiguous space will be provided by FDT to CSG for $*** (annually) per square foot. FDT shall provide for utilities, HVAC, back-up power generators, and security with respect to such collocated equipment. CSG and third party support personnel retained by CSG or the CSG Client shall have reasonable access to the FDT Data Center on a 24 hour per day, 7 day a week basis to maintain and service such collocated equipment. In addition, CSG may locate one of its employees at the FDT Data Center on a continuous basis, provided that such employee: (i) provides FDT evidence of his or her C2 security clearance and maintains such clearance during the Term; and (ii) executes a separate confidentiality agreement with FDT reasonably acceptable to CSG.

2.3 CSG-Vendor Software. CSG will secure for FDT, at CSG’s expense, the rights to access, operate (at or from any location where FDT will provide the FDT Services), and modify the Vertex Software included within CSG-Vendor Software to the extent required for FDT’s provision of the FDT Services under this Services Agreement. To the extent necessary, CSG will secure for FDT, at CSG’s expense, a license for the other Software included within the CSG-Vendor Software. Such license shall provide for the rights set forth in the first sentence of this Section 2.3, including upgrades to such Software and maintenance therefor. Notwithstanding anything to the contrary set forth in this Services Agreement, FDT shall be under no obligation to install any CSG-Vendor Software until CSG provides FDT with evidence reasonably satisfactory to FDT of FDT’s right to access, operate (at or from any location where FDT will provide the FDT Services), and modify the CSG-Vendor Software to provide the FDT Services pursuant to this Services Agreement. Contemporaneously with the execution of this Services Agreement, CSG shall deliver to FDT a letter executed by CSG substantially in the form set forth in Schedule 2.3A.

2.4 Maintenance of Current Vendor Supported Software Releases. As of the Effective Date, all CSG-Vendor Software is the most current release (or one generation behind the most current release). During the Term, CSG shall cause all CSG-Vendor Software to be the most current release (or one generation behind the most current release) within one (1) year of the commercial release of the next version of any CSG-Vendor Software. As of the Effective Date, all Systems Software is the most current release (or one generation behind the most current release). During the Term, FDT shall cause all Systems Software to be the most current release (or one generation behind the most current release) within one (1) year following the commercial release of the next version of any Systems Software. CSG shall, at its sole cost and expense, upon the reasonable request of FDT, cooperate with FDT in testing the implementation of all CSG-Vendor Software and Systems Software. The Parties agree to use commercially reasonable efforts to coordinate the timing and installation of new releases of CSG-Vendor Software and Systems Software so as to not unreasonably disrupt or materially adversely affect the provision of FDT Services.

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

2.5 Use of Other Software.

2.5.1 FDT Affiliate Software. The Parties shall investigate from time to time the possibility of using Software developed by FDT Affiliates (such as that Software commonly known as “Tape Access Method”), to augment the CSG-Vendor Software. If such investigation results in the Parties determining that the use of such Software is desirable, the Parties shall negotiate the terms and conditions (including costs) associated with such use.

2.5.2 Third Party Software. If CSG requires FDT to acquire additional Software for use by FDT in the provision of FDT Services, FDT shall use commercially reasonable efforts to identify other FDT clients with whom CSG can share the costs associated with such Software, it being understood that if no other FDT clients use such Software, the costs associated with such Software shall be the sole responsibility of CSG.

2.5.3 Systems Software.

(i) FDT may substitute some or all of the Systems Software with other Software, provided that: (a) FDT provides CSG with reasonable notice of such substitution, and CSG consents to such substitution, which consent shall not be unreasonably withheld or delayed; (b) such Software is substantially similar in functionality with the Systems Software that it is replacing; and (c) FDT obtains CSG rights to use such Software in accordance with Section 5.3, if applicable. Notwithstanding the foregoing, FDT shall not be required to obtain CSG’s consent for substitutions made in accordance with Section 2.4.

(ii) If FDT substitutes some or all of the Systems Software with other Software, FDT shall reimburse CSG for each applicable component of the Systems Software the reasonable out-of-pocket costs CSG incurs in modifying any CSG Proprietary Software and CSG-Vendor Software as a result of such substitution, together with associated training costs relating to the substituted Systems Software that exceed **** ******** dollars ($***), it being understood that in no event shall FDT be responsible for costs incurred by CSG that: (a) exceed personnel costs greater than ******* dollars ($***) per hour; or (b) are incurred as a result of FDT complying with its obligations set forth in Section 2.4. CSG shall provide FDT with a detailed itemization of its costs within twenty (20) days after completion of FDT’s substitution of the applicable Systems Software.

2.6 Information and Reports. In accordance with the Performance Criteria, FDT will provide to CSG the output information or such other reports as the Parties may mutually agree, provided, however, that FDT’s obligations for output or reports are specifically conditioned upon receipt of timely input received from CSG and CSG’s Clients.

2.7 Backup. Pursuant to written instructions from CSG, FDT will back-up and maintain copies of the CSG Data, the Applications Software and FDT Software on magnetic or other media in accordance with FDT’s standard procedures. In connection with such backup, FDT, in accordance with the fees set forth in Schedule 1.25, will arrange for off-site storage for CSG Data, as well as periodic pick-up and delivery to the off-site storage site. CSG will be solely responsible for CSG Data that CSG recalls from the off-site storage site to the FDT Data Center before it is scheduled to be returned from the off-site storage site.

2.8 Security. Subject to the provisions of this Section 2.8, FDT will implement and maintain reasonable security procedures relating to CSG’s access to the Development Software, and access to CSG Data, including administering the procedures relating to the assignment and administration of all log-on identifications, and CSG shall be responsible for taking appropriate security measures relating to such log-on identifications, passwords and access. Anything to the contrary notwithstanding, CSG agrees that CSG shall have sole responsibility for establishment and administration of reasonable security procedures for access to the Development Software and CSG Data by anyone accessing the Development Software and CSG Data by or through CSG, its systems and networks. A summary description of security procedures currently used by FDT is set forth in the Operations Procedures. From time to time, CSG will notify FDT which CSG employees are to be granted access to the Development Software and CSG Data and the authorized level of such access, all in accordance with FDT’s standard procedures.

2.9 Operations Procedures. CSG and FDT shall each use commercially reasonable efforts to comply with the Operations Procedures set forth on Schedule 2.9 (the “Operations Procedures”) in order for FDT to provide the FDT Services; provided, however, that if CSG is unable to give any notice specified on Schedule 2.9 within the required time frame, FDT will use commercially reasonable efforts to accommodate the time frame requested by CSG (provided FDT shall be under no obligation to incur additional costs to accommodate such time frame or be responsible for the adverse impact on the Performance Criteria). The Operations Procedures may from time to time be changed by FDT so long as the changes do not materially (a) increase the duties of CSG or its obligations hereunder, or (b) adversely affect the business operations of CSG or CSG Clients. To the extent practicable, FDT agrees to give CSG reasonable advance written notice of such changes, except for changes which are implemented in short time frames for which no such notice can be given, such as changes necessary to correct situations in the FDT Data Center requiring immediate attention. FDT further agrees to use commercially reasonable efforts to minimize changes that will materially adversely affect CSG or CSG Clients, all of which requires CSG’s prior written consent, which consent shall not be unreasonably withheld or delayed. THE OPERATING PROCEDURES ARE DEMARCATIONS OF RESPONSIBILITIES AND PROCEDURES THAT CSG AND FDT WILL EACH USE COMMERCIALLY REASONABLE EFFORTS TO ACHIEVE AND PERFORM, IT BEING UNDERSTOOD THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS SERVICES AGREEMENT: (i) THE OPERATING PROCEDURES MAY NOT BE ACHIEVED OR PERFORMED; AND (ii) THE FAILURE BY FDT OR CSG TO ACHIEVE OR PERFORM ANY OPERATIONS PROCEDURE SHALL NOT BE DEEMED TO BE A BREACH OF THIS SERVICES AGREEMENT.

2.10 CSG Batch Job Targets. The CSG Batch Job Targets set forth in Schedule 2.10 are targets that CSG and FDT will each use commercially reasonable efforts to achieve, IT BEING UNDERSTOOD THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS SERVICES AGREEMENT: (a) THE CSG BATCH JOB TARGETS MAY NOT BE ACHIEVED; AND (b) THE FAILURE BY FDT OR CSG TO ACHIEVE THE CSG BATCH JOB TARGETS SHALL NOT BE DEEMED TO BE A BREACH OF THIS SERVICES AGREEMENT.

2.11 Disaster Recovery. In the event of a Declared Disaster affecting the CSG Data, FDT will use commercially reasonable efforts to recover the critical components of the Systems Software and the FDT managed networks in accordance with the Plan. As compensation for any services provided by FDT in maintaining and implementing the Plan, CSG agrees to pay FDT the associated fees and charges for such FDT Services set forth in Schedule 1.25 and Schedule 2.11, as applicable. FDT shall be solely responsible for restoring the Applications Software and the FDT Software. CSG shall be solely responsible for recovering the Applications Software and the FDT Software, and for directing FDT in regard to the CSG Data in accordance with Section 2.7.

2.12 Systems Software; Data Telecommunications. FDT may procure from one or more qualified subcontractors or third party vendors (the “Third Party Providers”) the data telecommunications services and Systems Software used to provide FDT Services, except to the extent that CSG has previously contracted for such services directly. FDT also will be responsible for obtaining from any such Third Party Providers the appropriate maintenance for data telecommunications and hardware equipment. CSG agrees to pay FDT the applicable FDT Service Charge. Annually during the Term, the Parties will review the quality of service and pricing offered by the Third Party Providers. Following the annual review, FDT will take such action that the Parties mutually determine appropriate, which may include renegotiation with current Third Party Providers or termination of existing service or license agreements and negotiation with new Third Party Providers. FDT shall keep CSG apprised of negotiations with Third Party Providers. The Parties acknowledge that each of the Parties share certain connections to a network commonly known as the Advantis network. Notwithstanding anything to the contrary set forth in this Services Agreement, each Party shall pay their respective usage fees however designated for their respective use of the Advantis network.

2.13 Performance Criteria.

2.13.1 Performance Criteria. FDT shall use commercially reasonable efforts to provide and to perform the FDT Services in all material respects in accordance with each of the performance criteria set forth in Schedule 2.13 (the “Performance Criteria”). Without limiting the foregoing, any request by CSG for a new or additional Performance Criteria shall be deemed a request for Additional Services in accordance with Section 2.15.

2.13.2 Exclusions. There shall be excluded from the measurement of compliance with any Performance Criteria and the application of Section 7.2, any failure to meet such Performance Criteria if, during, and to the extent that such failure is related to (i) any matter constituting force majeure, as provided in Section 12.4; (ii) any material failure by CSG to perform its obligations under this Services Agreement (including those set forth in the Operations Procedures), or where CSG’s approval, acceptance, consent or similar action is required under this Services Agreement, any unreasonable delay or any withholding of action; (iii) the performance, nonperformance or continuing provision by CSG of any Applications Software or FDT Software (as listed in Schedule 1.49); (iv) the performance or nonperformance of any CSG vendor; (v) ad hoc reporting jobs, special production jobs, testing procedures or other services that are given priority at the request of CSG; (vi) any significant change in the manner in which CSG conducts its business or operations adversely affecting FDT’s ability to meet any Performance Criteria; (vii) any failure of CSG or CSG Clients to provide CSG Data in the time deemed reasonably necessary by FDT to meet an output delivery schedule; (viii) any failure of CSG to provide the evidence reasonably requested by FDT in accordance with Section 2.3; or (ix) the operation of Section 5.7.

2.14 Audit Rights.

2.14.1 CSG Audits. Upon the request and reasonable advance written notice of CSG, FDT will provide to CSG, its auditors and regulators, if any, and to CSG Clients in accordance with their agreements with CSG (as directed by CSG and subject to the need for confidentiality obligations from them as set forth below) access during regular business hours to the appropriate management personnel of FDT, and to CSG Data and records of CSG directly relating to the FDT Services. Such access shall be limited to performing audits of FDT and its business, to verify the accuracy of the fees and charges for the FDT Services, and FDT’s compliance with the Performance Criteria. Such requests for access shall not be made more frequently than once a year, with the exception of requests to provide access to CSG’s regulators. FDT will provide to such auditors and regulators any assistance of a routine nature that they reasonably require. To the extent that FDT’s assistance in such audits exceeds more than sixty (60) man hours of FDT time in any calendar year, CSG shall reimburse FDT for such assistance in excess of sixty (60) hours at FDT’s then-current commercial rates. CSG and the third party auditors and regulators must comply with all reasonable security and confidentiality procedures (including the execution of nondisclosure agreements), established by FDT at any facility to which access is granted, and audits shall not unreasonably interfere with FDT’s normal business operations. CSG shall use commercially reasonable efforts to cause non-CSG third party auditors and regulators to provide FDT in advance with a draft copy of each written report or other output containing comments concerning FDT or the FDT Services and an opportunity to reply to comments that will be made in the final report.

2.14.2 FDT Audits. One time per calendar year for each year during the Term, FDT will allow a third party, selected by FDT, to perform an audit of the electronic data processing environment maintained by FDT to provide the FDT Services contemplated under this Services Agreement. FDT shall provide CSG with a copy of the results of the audit within a reasonable time after completion of the audit. CSG may provide a copy of the audit to its clients who have specifically agreed to hold the audit confidential in conformance with an agreement in the form of or conforming to Schedule 2.14. In addition to such annual audit, from time to time during the Term CSG may request additional audits of FDT’s electronic data processing environment maintained by FDT to provide the FDT Services contemplated under this Services Agreement. Any such additional audit shall occur no more than once per quarter during the Term and shall be at CSG’s sole expense. FDT shall provide a copy of the results of the audit to CSG subject to the confidentiality provisions set forth herein.

2.14.3 Systems Software Vendor Audits. From time to time during the Term, CSG shall cooperate with FDT and its Systems Software vendors in connection with such vendors audit of CSG’s use of the Development Software and CSG Clients’ use of the CSG Client Development Software pursuant to this Services Agreement, provided that such vendors agree in writing to maintain the confidentiality of all CSG Confidential Information.

2.15 Additional Services. If CSG requests FDT to provide any services that are different from, or in addition to, the FDT Services (“Additional Services”), the Parties will cooperate with each other in good faith in discussing the scope and nature of the request, the Additional Services so requested, the related performance criteria, the impact (if any) on existing Performance Criteria, the time period in which FDT would provide such Additional Services and the basis upon which FDT would be compensated and reimbursed therefor, it being understood that such compensation and reimbursement for Additional Services shall be consistent with the pricing methodology used for the FDT Service Charges, but only include costs associated with the FDT Data Center (as opposed to indirect costs of FDT). If the Parties agree upon the scope and nature of the Additional Services and FDT’s compensation therefor, the Parties shall amend this Services Agreement accordingly and such Additional Services shall become a part of the FDT Services.

2.16 CSG Obligations and Responsibilities.

2.16.1 CSG Obligations. CSG shall have and perform the obligations including, those identified in Schedule 2.16.1.

2.16.2 Data Responsibility. CSG shall have responsibility for the supervision, management and control of its use of the CSG Data, reports and the like, including implementing sufficient procedures to satisfy its internal security and accuracy requirements for information FDT furnishes.

2.17 Relocation.

2.17.1 Movement of FDT Data Center. If FDT relocates the FDT Data Center, FDT shall reimburse CSG for (a) any conversion cost incurred, directly or indirectly, by CSG as a result of such relocation and (b) any increase in the ongoing expenses of CSG as a result of such relocation during the Original Term.

2.17.2 Movement of CSG. If CSG relocates its principal place of business from Omaha, Nebraska, CSG shall reimburse FDT for (a) any conversion costs incurred, directly or indirectly, by FDT as a result of such relocation and (b) any increase in the ongoing expenses of FDT as a result of such relocation during the Original Term.

2.18 Access to FDT Data Center. During the Term, FDT will permit CSG and CSG Clients, on reasonable written notice and subject to FDT’s standard security procedures, to have access to the FDT Data Center during normal business hours for the purpose of giving tours of such FDT Data Center to CSG Clients and prospective clients of CSG. Such tours shall be conducted by an employee or representative of FDT and the extent of such tours shall be determined by FDT in its sole discretion, provided that such tours provide such CSG Clients and prospective clients of CSG with a reasonable understanding of the FDT Data Center standard practices and procedures. Employees and representatives of FDT conducting such tours shall do so in a professional manner.

2.19 Cooperation and Good Faith. Each Party shall cooperate with the other to establish priorities for the FDT Services and any Additional Services to be provided to CSG. Each Party will also cooperate with the other by, among other things, making available and not withholding or delaying, as reasonably requested by the other, such management decisions and approvals as may be necessary to fulfill each Party’s respective obligations to the other under this Services Agreement in a timely and efficient manner. All negotiations, including, negotiations for Additional Services, between the Parties shall be conducted in good faith in accordance with reasonable commercial business practices. FDT will provide reasonable assistance to CSG in CSG’s efforts to develop new business, data conversion and deconversion activities. Each Party shall designate a person to represent the Party and coordinate its activities in connection with this Services Agreement.

2.20 Rights of Contemporaneous Negotiation. Contemporaneously with soliciting (or responding to an offer by) a third party to perform any other data processing or data telecommunications services similar to any of the FDT Services or a replacement for any of the FDT Services, CSG shall offer FDT the opportunity to provide such services on mutually acceptable terms. The Parties each agree that they will act in good faith and without undue delay as they participate in discussions on the terms pursuant to which FDT will provide such services to CSG; provided however, nothing in this Services Agreement shall obligate either Party necessarily to reach an agreement with the other with respect to such services. It is expressly agreed that (notwithstanding this Services Agreement, or any past or future discussions or other communications between them) neither Party will have any liability or obligation whatsoever to the other with respect to the provision of such services unless and until negotiations between them are completed and they have in fact entered into comprehensive, mutually-binding written agreement which covers all matters agreed to and which is signed by each Party’s authorized officers. It is agreed that either Party may terminate such discussions on written notice to the other Party, without incurring any liability therefor.

2.21 ********** ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ****** ** *** ********** ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ****** ** ************* ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ****** ** ************* ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ****** ** ************* ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ****** ** ************* ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ****** ** ************* ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ****** ** ************* ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ****** ** ************* ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ****** ** ************* ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ****** ** ************* ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ****** ** ************* ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ****** ** ************* ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ****** ** ************* ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ****** ** ************* ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ****** ** ************* ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ****** ** **************** ******** ********** *** **** ***** ******* **** *** *** ******** *** ********** ** *** *******.

Section 3

Payments for FDT Services

3.1 Fees and Charges. The FDT Service Charges as of the Effective Date are set forth in Schedule 1.25. FDT’s obligations and CSG’s rights under this Services Agreement are conditional upon CSG’s payment of the fees and charges in accordance with the terms and conditions of this Services Agreement.

3.2 Taxes. CSG shall be responsible for any sales, use, excise, value-added and other taxes and duties payable by FDT or CSG on the FDT Services as a whole or on a particular good or service received by CSG from FDT in connection with the FDT Services where the tax is imposed on CSG’s acquisition or use of such FDT Services or such other goods or services from FDT, and not by FDT’s cost in acquiring the FDT Services or such other goods or services. FDT shall be solely responsible for payment of the taxes, if any, on FDT’s income from the FDT Services, and FDT corporate occupation taxes, if any. The Parties will use commercially reasonable efforts to cooperate with each other to enable each other to determine accurately each

Party’s tax liability and to minimize such liability to the extent legally permissible. Each Party shall provide and make available to the other any resale certificates, information regarding out-of-state or out-of-country sales or use of equipment, materials or services, and other exemption certificates or information reasonably requested by either Party.

3.3 Invoice and Time of Payment. FDT will invoice CSG on or before the fifth (5th) business day of each month for any amount owed to FDT pursuant to this Services Agreement for the immediately preceding month. Each such invoice will be due and payable within thirty (30) days after receipt of the invoice. Notwithstanding the foregoing, if CSG should dispute the accuracy of all or any portion of an amount indicated on any invoice, CSG shall timely pay the undisputed portion of such invoice and notify FDT’s accounts receivable department in writing of the nature of the disputed amount at the time of payment. The Parties shall attempt in good faith to mutually resolve such dispute; provided however, if the dispute is not resolved within forty-five (45) days from FDT’s receipt of such written notice, either Party shall have the right to have such dispute resolved pursuant to the terms of Section 6.5.

3.4 Interest. If FDT does not receive, or is unable to obtain, payment of any amount due or payable to FDT under this Services Agreement at the time provided for payment under this Services Agreement, such unpaid amount shall bear interest at a rate equal to one percent (1%) over the prime rate as published in the Wall Street Journal, from the date on which payment was due until the date on which FDT receives such payment.

Section 4

Relationship between the Parties

Nothing contained in this Services Agreement shall be deemed to constitute a partnership or joint venture between the Parties. Neither Party shall hold itself out as having any authority to enter into any contract or create any obligation or liability on behalf of, in the name of, or binding upon the other Party, nor shall anything contained in this Services Agreement be deemed to create or imply a fiduciary relationship between the Parties.

Section 5

Intellectual Property

5.1 CSG Data. Any data regarding the operations of CSG or any data regarding CSG’s Clients provided by CSG to FDT pursuant to this Services Agreement shall remain the property of CSG or CSG Clients (collectively, “CSG Data”). CSG authorizes FDT to access and make use of the CSG Data for FDT’s performance of its obligations under this Services Agreement. Upon the termination or expiration of this Services Agreement for any reason, FDT shall promptly return CSG Data in the form such data is maintained by FDT in connection with the performance of the FDT Services or, if CSG so elects in writing, destroy it. FDT shall not use the CSG Data for any purpose except as contemplated by this Services Agreement, nor shall any part of such data be disclosed or sold by FDT to third parties or commercially exploited by FDT other than CSG Data that is required to be disclosed: (i) in order to perform the FDT Services; (ii) to complete any permitted third-party audits; or (iii) pursuant to Section 10.1.2(vi) or Section 10.1.2(vii). Notwithstanding the foregoing, FDT shall have the right without CSG’s approval, to compile and distribute aggregate and statistical analyses and reports using CSG Data, information, and other sources, provided that such analyses and reports do not identify CSG, CSG Clients or CSG’s industry, and provided further that such analyses and reports are not sold to third parties.

5.2 CSG Proprietary Software. CSG hereby grants FDT a non-exclusive, royalty-free license for the Term to execute the CSG Proprietary Software in connection with the performance of the FDT Services and to access, modify and review the CSG Proprietary Software for problem resolution and performance recommendations. Except as may be necessary for the accomplishment of the activities authorized in the immediately preceding sentence, FDT shall not modify, reverse engineer, decompile, disassemble, create derivative works or otherwise discover any process or technique inherent in the CSG Proprietary Software or any portion thereof. As between the Parties, the CSG Proprietary Software will remain CSG’s property. FDT will have no ownership interests or other rights in the CSG Proprietary Software.

5.3 Development Software. FDT has obtained or will obtain for CSG for the Term the right to execute and use the Development Software at CSG’s principal place of business for the sole purpose of developing, modifying, and enhancing the CSG Proprietary Software. CSG shall comply with the terms of the licenses and use restrictions for the Development Software. In addition to the foregoing, CSG shall not modify, reverse engineer, reverse assemble or decompile the Development Software, nor shall CSG permit any other Entity to do so.

5.4 CSG Client Development Software. FDT has obtained or will obtain for CSG Clients for the Term the right to execute and use the CSG Client Development Software at CSG Clients’ Locations solely to permit a CSG Client to receive the benefit of the FDT Services in accordance with the terms and conditions of this Services Agreement. CSG shall ensure that the CSG Clients comply with the terms of the licenses and use restrictions for the CSG Client Development Software. In addition to the foregoing, CSG shall not permit any CSG Client to modify, reverse engineer, reverse assemble or decompile the CSG Client Development Software, nor shall any CSG Client permit any other Entity to do so.

5.5 Ownership of Information. All Software, Operating Procedures, manuals, and other documentation and similar data processing materials and derivative works based thereon (“Data Processing Materials”) developed or owned by a Party are and, unless specifically transferred to the other, shall remain the property of such Party and shall be Confidential Information. Any Operating Procedures, manuals, or other documentation included within Confidential Information that is required for CSG Clients to use the services of CSG may be provided to CSG Clients, provided appropriate confidentiality agreements are executed to protect such Confidential Information.

5.6 FDT Software. Prior to or contemporaneously with the execution of this Services Agreement, the Parties shall enter into an amended and restated agreement relating to that certain software commonly known as “Team 35.” The Parties acknowledge and agree that CSG has the sole obligation to maintain, update, modify and enhance the FDT Software.

5.7 Injunctions. In the event any injunction is issued as to any portion of a product, service or any Software which is used to provide the FDT Services, the unavailability of which would materially adversely affect the business or operations of CSG, due to the infringement, misappropriation or violation of a third party’s patent, copyright, trade secret or other proprietary right, FDT will use commercially reasonable effort to modify or replace the product or service if the infringement, misappropriation or violation arises out of or relates to the Platform, the Systems Software or any portion thereof, and CSG will use commercially reasonable efforts to modify or replace the Applications Software or FDT Software or any portion thereof if the infringement, misappropriation or violation arises out of or relates to the Applications Software or FDT Software, in either event in order to avoid the infringement, misappropriation or violation, and if FDT or CSG, as applicable, is unable to do so with commercially reasonable efforts and/or at commercially reasonable prices, FDT shall no longer be responsible for providing the affected portion of the FDT Services.

Section 6

Liability and Indemnification

6.1 FDT’s Indemnification. FDT shall hold harmless and indemnify CSG, its Affiliates and their respective directors, officers, employees and agents from and against any and all claims, liabilities, losses or damages (including reasonable attorneys fees, expert witness fees, expenses and costs of settlement) resulting from or arising out of:

6.1.1 the death or bodily injury of any agent, employee, customer, client, business invitee or business visitor of FDT except to the extent, if any, that such death or bodily injury shall have been caused by the gross negligence or reckless or intentional conduct of CSG; provided, however, that for purposes of this Section 6.1.1, the agents, employees, customers, CSG Clients, business invitees and business visitors of CSG shall not, when on the premises of FDT, be deemed FDT’s business invitee or business visitor;

6.1.2 any payment obligations of FDT to a third party relating to the Systems Software or Platform; and

6.1.3 any misappropriation or misuse by FDT or its employees or agents of Confidential Information of CSG or a CSG Client.

6.2 CSG’s Indemnification. CSG shall hold harmless and indemnify FDT, its Affiliates and their respective directors, officers, employees and agents from and against any and all claims, liabilities, losses or damages (including reasonable attorney fees, expert witness fees, expenses and costs of settlement) resulting from or arising out of:

6.2.1 any infringement, misappropriation or violation of any patent, copyright, trade secret or other intellectual property rights (collectively, “Infringement Claims”) asserted by any third party against FDT and/or any of its Affiliates in connection with any Application Software;

6.2.2 the death or bodily injury of any agent, employee, customer, client, business invitee or business visitor of CSG except to the extent, if any, that such death or bodily injury shall have been caused by the gross negligence or reckless or intentional conduct of FDT; provided, however, that for purposes of this Section 6.2.2, the agents, employees, customers, clients, business invitees and business visitors of FDT shall not, when on the premises of CSG, be deemed CSG’s business invitee or business visitor;

6.2.3 any payment obligations of CSG to a third party relating to the CSG Proprietary Software;

6.2.4 any Infringement Claim or other claim asserted by any third party against FDT in connection with CSG Data or records provided by CSG or CSG Clients to FDT in connection with the FDT Services;

6.2.5 any claims by third parties, including pursuant to any actions brought derivatively on behalf of CSG or actions by CSG Clients, suppliers or creditors of CSG, unless such claims arise from the sole gross negligence or willful misconduct of FDT; and

6.2.6 any misappropriation or misuse by CSG or its employees or agents of Confidential Information of FDT.

6.3 Indemnification Procedures.

6.3.1 If any civil, criminal, administrative or investigative action or proceeding (any of the foregoing, a “Claim”) is threatened or commenced against any person or Party that a Party is obligated to defend or indemnify under Section 6.1 or 6.2 (such person and such Party, collectively, an “Indemnified Party”), then written notice thereof shall be given to the Party that is obligated to provide indemnification under such Sections (the “Indemnifying Party”) as promptly as practicable; provided, however, that any delay by the Indemnified Party in giving such written notice shall not constitute a breach of this Services Agreement and shall not excuse the Indemnifying Party’s obligation under this Section 6 except to the extent, if any, that the Indemnifying Party is prejudiced by such delay. After such notice, the Indemnifying Party shall be entitled, if it so elects in writing within ten (10) days after receipt of such notice, to take control of the defense and investigation of such claim and to employ and engage attorneys of its choice reasonably acceptable to the Indemnified Party to handle and defend the same, at the Indemnifying Party’s sole cost and expense. The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such claim and any appeal arising therefrom; provided however, that the Indemnified Party may, at its own cost and expense, participate through its attorneys or otherwise, in such investigation, trial and defense of such claim and any appeal arising therefrom. No settlement of a claim that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into by the Indemnifying Party without the prior consent of the Indemnified Party, which consent will not be unreasonably withheld or delayed.

6.3.2 After written notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such claim pursuant to Section 6.3.1, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified Party in connection with the defense of that claim and any appeal arising therefrom. If the Indemnifying Party does not assume full control over the defense of a claim pursuant to Section 6.3.1, then the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.

6.3.3 The remedy of indemnification described in this Section 6 shall be the sole and exclusive remedy of the Indemnified Party for the Infringement Claims and other claims described in Section 6.1 and Section 6.2, except as otherwise provided herein for injunctive relief, the recovery of consequential damages relating to the breach of confidentiality obligations or misappropriation of Confidential Information and the recovery of an Infringement Payment.

6.4 Additional Matters concerning Application Software. If the Application Software or any portion thereof is the subject of an Infringement Claim asserted by any third party against FDT and/or any of its Affiliates, in addition to CSG’s indemnity obligations set

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

forth in Section 6.2.1, CSG may, at its sole cost and expense, obtain a license for FDT to continue to use the same to provide the FDT Services, or modify or replace the same in a commercially reasonable manner and/or at a commercially reasonable price so that such software is no longer the subject of an Infringement Claim.

6.5 Dispute Resolution. Subject to Section 6.6, any and all Disputes shall be resolved as provided in Schedule 6.5.

6.6 Litigation.

6.6.1 Notwithstanding anything to the contrary set forth herein, neither Party shall be required to submit any dispute or disagreement regarding the interpretation of any provision of this Services Agreement, the performance by either Party of such Party’s obligations under this Services Agreement or a default hereunder to the mechanisms set forth in Section 6.5, if such submission would be seeking equitable relief from irreparable harm.

6.6.2 THE PARTIES CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE STATE OF NEBRASKA AND OF ANY NEBRASKA STATE COURT SITTING IN OMAHA, NEBRASKA FOR ALL LITIGATION WHICH MAY BE BROUGHT WITH RESPECT TO THE TERMS OF, AND THE TRANSACTIONS AND RELATIONSHIPS CONTEMPLATED BY, THIS SERVICES AGREEMENT. THE PARTIES FURTHER CONSENT TO THE JURISDICTION OF ANY STATE COURT LOCATED WITHIN A DISTRICT WHICH ENCOMPASSES ASSETS OF A PARTY AGAINST WHICH A JUDGMENT HAS BEEN RENDERED, EITHER THROUGH ARBITRATION OR THROUGH LITIGATION, FOR THE ENFORCEMENT OF SUCH JUDGMENT AGAINST THE ASSETS OF SUCH PARTY.

Section 7

Limitation of Liability

7.1 Limitation on Amount of Damages. It is understood and agreed that a Party’s liability to the other Party or any other person for damages, injuries, losses, costs or expenses of any kind, however caused, based on or arising from or in connection with this Services Agreement, any termination hereof, the subject matter hereof, the performance (or non-performance) of any of the FDT Services or other service or obligation hereunder, whether arising in contract or tort (including as a result of negligence or strict liability), and whether or not such Party shall have been informed, or might have anticipated the possibility of any such damage, loss, cost or expense (collectively, “Losses and Expenses”), shall be limited with respect to each consecutive twelve (12) month period during the Term commencing with the Effective Date, to the direct damages actually incurred by such Party or person, or consequential damages incurred by either Party as a result of the misappropriation or misuse of Confidential Information, and shall be recoverable if, and only to the extent such Losses and Expenses exceed *** ******* ***** ******** dollars ($***); and provided further, that the aggregate amount required to be paid by a Party to the Party or any other person for all such Losses and Expenses shall not exceed ***** ******** ***** **** ******** ********* *** *** ****** **** ***** ****** *********** ********* *** **** ** *** ***** ****** **** ** *** *****. The foregoing limitations shall not apply to amounts for fees and charges, including the fees and charges in Schedule 1.25, and the fees and charges otherwise due and payable under this Services Agreement.

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

7.2 Unique Damages Payable by FDT to CSG. Notwithstanding Section 7.1, and subject to Section 2.13.2, if in any calendar year during the Term CSG pays penalties or issues credits to CSG Clients that exceed ************ ******** dollars ($***), and such penalties or credits are a direct and proximate result of FDT’s failure to meet the Principal Performance Criteria, then FDT shall issue CSG a credit for ***** percent (***%) of such payments made or credits issued by CSG (provided that CSG provides FDT with documentation reasonably acceptable to FDT relating to the payment of such penalties or issuance of such credits), such credits not to exceed **** ******* ******** dollars ($***) in the first calendar year following the Effective Date, and for every year thereafter through calendar year 2008, the maximum liability for unique damages recoverable pursuant to this Section 7.2 shall increase by a percentage equal to the percentage increase in the amount of revenues received by FDT under this Services Agreement during the prior year; provided that the total amount of unique damages recoverable under this Section 7.2 during any calendar year shall not exceed *** ******* ******** dollars ($***). For avoidance of doubt, the maximum liability for unique damages recoverable pursuant to this Section 7.2 during any calendar year shall never be less than **** ******* ******** dollars ($***). The Parties acknowledge and agree that any credits issued by FDT to CSG pursuant to this Section 7.2 shall not be applied to the *** ******* ***** ******** dollar ($***) figure described in Section 7.1, but shall be included in the liability limitations set forth in Section 7.1.

7.3 Provision of FDT Services. CSG acknowledges that the FDT Services provided by FDT are to assist CSG in its business activities and are not intended to replace its professional skill and judgment. CSG shall be solely responsible for: (i) its own actions or omissions, and the actions or omissions of its agents, employees and clients with respect to CSG Data used as input for the FDT Services, and (ii) any use of any FDT Services and any use made by CSG, its agents, employees and clients of CSG Data, reports or other products produced through any of the FDT Services.

7.4 Mitigation. Each Party shall use commercially reasonable efforts to mitigate damages for which the other Party is responsible.

7.5 Limitation of Assertions. Neither Party may assert any cause of action against the other Party under this Services Agreement that accrued more than one (1) year prior to: (i) the filing of a suit; or (ii) the commencement of arbitration proceedings alleging such cause of action.

7.6 Express Allocation of Risks. The Parties expressly acknowledge that the limitations contained in this Section 7 and Section 6, Section 8 and Section 9 represent the express agreement of the Parties with respect to the allocation of risks between the Parties, including the level of risk to be associated with the provision of the FDT Services as related to the FDT Service Charges, and each Party fully understands and irrevocably accepts such limitations. The Parties acknowledge that but for the limitations contained in this Section 7 and Section 6, Section 8 and Section 9, the Parties would not have entered into this Services Agreement.

Section 8

Standard of Care and Exclusion of Warranties

FDT will use reasonable commercial efforts to meet the Performance Criteria, and FDT will use reasonable care in providing the FDT Services pursuant to this Services Agreement. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS SERVICES AGREEMENT, FDT MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, TO

CSG OR TO ANY OTHER PERSON, INCLUDING ANY WARRANTIES REGARDING THE MERCHANTABILITY, SUITABILITY, ORIGINALITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE (IRRESPECTIVE OF ANY PREVIOUS COURSE OF DEALINGS BETWEEN THE PARTIES OR CUSTOM OR USAGE OF TRADE), OR RESULTS TO BE DERIVED FROM THE USE OF ANY SOFTWARE, FOR SERVICES, HARDWARE OR OTHER SERVICES, PRODUCTS OR MATERIALS PROVIDED UNDER THIS SERVICES AGREEMENT.

Section 9

Exclusion of Damages

NOTWITHSTANDING ANY OTHER PROVISION TO THE CONTRARY SET FORTH IN THIS SERVICES AGREEMENT, IN NO EVENT SHALL EITHER PARTY, ANY OF THEIR AFFILIATES OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR SUBCONTRACTORS BE LIABLE UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY LOST PROFITS, LOSS OF DATA, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER OR NOT EITHER PARTY OR ANY OTHER SUCH ENTITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED THE FOREGOING EXCLUSION SHALL NOT APPLY TO CONSEQUENTIAL DAMAGES INCURRED BY EITHER PARTY AS A RESULT OF THE MISAPPROPRIATION OR MISUSE OF CONFIDENTIAL INFORMATION.

Section 10

Confidentiality

10.1 Confidential Information. Information exchanged between the Parties or otherwise made available by one Party for the other in connection with this Services Agreement before or after the date hereof shall be considered a trade secret or confidential or proprietary information (“Confidential Information”) if it has been designated as such in this Services Agreement or on the information itself when delivered or made available, or if delivered orally, if a written notification of the confidential nature of the information is sent within a reasonable time after the information is transmitted. Among other things, Confidential Information shall include confidential or proprietary information of third parties in the possession of one of the Parties to this Services Agreement and needed to perform obligations hereunder. This Services Agreement, the Systems Software and CSG Proprietary Software shall in any event be considered Confidential Information of the Parties or their licensors, respectively. Confidential Information not requiring a marking shall include this Agreement, the Systems Software, CSG Proprietary Software, all specifications and documentation therefor, financial information of either Party, all CSG Data processed in the FDT Data Center, or other confidential business plans of either Party.

10.1.1 Except as expressly authorized by prior written consent of the disclosing Party, the receiving Party shall:

(i) limit access to any Confidential Information received by it to its employees, agents, representatives, and consultants who have a need-to-know in connection with this Services Agreement and the obligations of the Parties hereunder;

(ii) advise its employees, agents and consultants having access to the Confidential Information of the proprietary nature thereof and of the obligations set forth in this Services Agreement;

(iii) safeguard all Confidential Information received by it using a reasonable degree of care, but not less than that degree of care used by the receiving Party in safeguarding its own similar information or material;

(iv) not disclose any Confidential Information received by it to third parties;

(v) use the Confidential Information of the other Party only for the purposes and in connection with the performance of such Party’s obligations under this Services Agreement; and

(vi) upon the disclosing Party’s request after expiration or termination of this Services Agreement, return promptly to the disclosing Party all Confidential Information of the disclosing Party in the receiving Party’s possession, and certify in writing to the disclosing Party its compliance with this subsection (vi).

10.1.2 Exceptions to Confidentiality. Notwithstanding the foregoing Section 10.1.1, the Parties’ obligations respecting confidentiality under Section 10.1.1 shall not apply to any particular information of a Party that the other Party can demonstrate: (i) was, at the time of disclosure to it, in the public domain; (ii) after disclosure to it, is published or otherwise becomes part of the public domain through no fault of the receiving Party; (iii) was in the possession of the receiving Party at the time of disclosure to it without being subject to another confidentiality agreement; (iv) was received after disclosure to it from a third party who had a lawful right to disclose such information to it; (v) was independently developed by the receiving Party without reference to Confidential Information of the furnishing Party; (vi) was required to be disclosed to any regulatory body having jurisdiction over FDT or CSG or any of their respective clients; or (vii) that disclosure is necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of the receiving Party. In the case of any disclosure pursuant to clauses (vi) and (vii) above, to the extent practical, the disclosing Party shall give prior written notice to the other Party of the required disclosure and shall use commercially reasonable efforts to obtain a protective order covering such disclosure. If such a protective order is obtained, such information shall continue to be deemed to be Confidential Information.

10.1.3 Additional Limited Exception to Confidentiality. Notwithstanding the foregoing Section 10.1.1, FDT may disclose those portions of this Services Agreement addressing CSG’s limited use rights relating to the Development Software and CSG’s obligations to maintain the confidentiality of the Development Software to vendors of the same.

10.2 No License or Other Rights. Except as specifically granted herein or in the Stock Purchase Agreement, this Services Agreement does not confer any right, license, interest or title in, to or under the Confidential Information to the receiving Party and no license is hereby granted to the receiving Party, by estoppel or otherwise under any patent, trademark, copyright, trade secret or other proprietary right of the disclosing Party. Title to the Confidential Information shall remain solely in the disclosing Party.

10.3 Publicity and Use of Certain Information. Neither Party will, without the other Party’s prior written consent, use the name, service marks or trademarks of the other Party or any of its Affiliates; provided, however, that FDT may use CSG as a reference and may indicate to others that CSG purchases the FDT Services under this Services Agreement. Either Party may disclose to other persons and Entities the existence and general nature of the Services Agreement but not the terms and conditions hereof.

10.4 Equitable Remedies. Each Party acknowledges that if it breaches (or attempts to breach) its obligations under this Section 10, the other Party will suffer immediate and irreparable harm, it being acknowledged that legal remedies are inadequate. Accordingly, if a court of competent jurisdiction should find that a Party has breached (or attempted to breach) any such obligations, such Party will not oppose the entry of an appropriate order compelling performance by such Party and restraining it from any further breaches (or attempted breaches).

10.5 Privileged Data. CSG accepts full responsibility for complying with federal, state and local laws, rules and regulations concerning use of privileged or confidential third party information derived from input into or output from the FDT Services provided by FDT under this Services Agreement.

Section 11

Termination

11.1 Termination for Cause. Except as provided in Section 11.2, if either Party breaches any of its material obligations under this Services Agreement, which breach is not substantially cured within forty-five (45) days (ten (10) days for payment defaults) after written notice specifying the breach is given by the non-breaching Party to the breaching Party, then the other Party may, by giving notice to the defaulting Party terminate this Services Agreement (or any service provided by or received by the non-defaulting Party hereunder) for cause as of a future date specified in the notice of termination; provided however, such termination notice shall not: (i) if delivered by CSG to FDT, specify a future termination date more than twelve (12) months from the date of the notice; (ii) if delivered by FDT to CSG, specify a future termination date less than nine (9) months from the date of the notice; and (iii) in any case, otherwise extend the Term of this Services Agreement beyond the date for termination specified in any previous termination notice delivered by either Party pursuant to the terms of this Services Agreement. Notwithstanding anything herein to the contrary, in no event shall the operation of this Section 11.1 extend the Term.

11.2 Termination for Failure to Meet Performance Criteria. FDT’s performance during any month shall be evaluated against the Performance Criteria set forth in Schedule 2.13. If FDT fails to perform a specified Performance Criteria in accordance with Section 2.13 and Schedule 2.13 during any two (2) consecutive months, CSG may notify FDT in writing of its desire to have FDT correct such failure (hereinafter referred to as “Failed Criteria”). During the next thirty (30) days after receipt of such notice or such shorter period if FDT shall request less than thirty (30) days (hereinafter referred to as “First Cure Period”), FDT shall correct such Failed Criteria and immediately notify CSG of its correction. If FDT fails to correct such Failed Criteria within the First Cure Period, CSG shall have a right to terminate this Services Agreement; provided, that this termination option is exercised within thirty (30) days after the end of the First Cure Period. Such termination shall become effective on a date specified by

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

CSG, which date shall be not later than twelve (12) months after CSG’s delivery to FDT of a written notice of its intention to so terminate. If FDT cures the Failed Criteria within the First Cure Period, but thereafter within the next sixty (60) days again fails to satisfy such Failed Criteria, CSG, at its election, may terminate this Services Agreement; provided, that this termination option is exercised within thirty (30) days after CSG receives notice of FDT’s repeated failure to perform (as set forth above), and provided that such termination shall become effective on a date specified by CSG, which date shall be not later than twelve (12) months after CSG’s delivery to FDT of a written notice of its intention to so terminate this Services Agreement. Notwithstanding anything herein to the contrary, in no event shall the operation of this Section 11.2 extend the Term.

11.3 Termination Due to Change of Control or Assignment. CSG shall notify FDT within ten (10) business days after any public announcement relating to: (a) the sale in one transaction or a series of related transactions of a majority of the voting equity securities of CSG other than pursuant to an underwritten public offering; or (b) any other matter specified in Section 12.3. If such transaction or matter referred to in subsections (a) or (b) in the preceding sentence is with or to competitor of FDT in the business of outsourcing of data center services, then FDT may, within thirty (30) days of receipt of any such notice, notify CSG of its intent to terminate this Services Agreement, effective no earlier than twelve (12) months from the date of CSG’s notice to FDT. FDT shall provide CSG or its designee with Termination Assistance as requested by CSG commencing upon CSG’s receipt of FDT’s notice pursuant to the limitations and procedures set forth in Section 11.5.

11.4 Termination Due to Certain Infringement Matters. If CSG is unable to license, modify or license the Applications Software or any portion thereof in a commercially reasonable manner and/or at a commercially reasonable price due to an Infringement Claim asserted against FDT and/or any of its Affiliates and/or CSG and/or its Affiliates (the unavailability of which would materially adversely affect the business or operations of CSG, CSG may terminate this Services Agreement effective no later than nine (9) months from the date CSG notifies FDT of its intent to terminate this Services Agreement pursuant to this Section 11.4. In addition to any payments otherwise due FDT pursuant to this Agreement and CSG indemnification obligations, CSG shall pay to FDT no later than sixty (60) days prior to the termination of this Services Agreement the greater of: (i) ****** **** percent (***%) of the net present value of the remaining payments that would be due FDT pursuant to this Services Agreement based on the then-current forecast set forth in Schedule 1.25; or (ii) ******* ******* dollars ($***) (the “Infringement Payment”), provided that if CSG shall notify FDT of its intent to terminate this Agreement in accordance with this Section 11.4 during the final twelve (12) months period during the Term, CSG shall pay to FDT an Infringement Payment equal to ***** percent (***%) of the net present value of the remaining payments that would be due FDT pursuant to this Services Agreement based on the then-current forecast set forth in Schedule 1.25. Notwithstanding anything herein to the contrary: (a) in no event shall the operation of this Section 11.4 extend the Term; and (b) in no event shall the payment by CSG to FDT of any Infringement Payment hereunder be deemed to be Losses and Expenses for purposes of Section 7.1.

11.5 Termination Assistance. Commencing upon the giving of notice of any termination of this Services Agreement by either Party pursuant to Section 11, and ending upon the earlier of: (a) the effective date of any such termination identified in any such notice, or (b) the expiration of the Term, FDT will provide to CSG reasonable termination assistance requested by CSG to facilitate the orderly transfer of the systems management operations from FDT to CSG or its designee (the “Termination Assistance”). All CSG Data or data of CSG Clients shall be supplied on electronic media in a format selected by FDT. In addition, FDT shall: (i) provide to CSG appropriate file structure information; (ii) identify the parameters selected for the Systems Software; (iii) identify applicable procedures and processes relating to job streams; and (iv) use reasonable commercial efforts to obtain for CSG licenses to the Software of Third Party Providers that is used by FDT exclusively to provide FDT Services hereunder, it being understood that FDT may be unable to obtain such licenses. To the extent that any Termination Assistance is provided hereunder, CSG shall pay FDT for such Termination Assistance on a time and materials basis at FDT’s then current rates in effect under this Services Agreement, unless CSG shall terminate the Services Agreement under Section 11.1 or Section 11.2, which in each such case, CSG shall not be liable for the payment of Termination Assistance, but CSG shall continue to pay all other fees and charges due under this Services Agreement. If this Services Agreement is terminated by FDT pursuant to Section 11.1, then CSG shall prepay FDT, on the first day of each month in which Termination Assistance will be provided and as a condition to FDT’s obligation to provide Termination Assistance to CSG or its designee, an amount equal to FDT’s reasonable estimate of the total amount payable to FDT for such Termination Assistance for such month. In addition, unless this Services Agreement shall expire or CSG shall terminate this Services Agreement under Section 11.1 or Section 11.2, CSG shall pay, or reimburse FDT for, all lease, license or other contract termination, transfer, assignment, access, upgrade, maintenance or related fees and expenses associated with the provision of the Termination Assistance to CSG or its designee. Prior to providing any of such Termination Assistance to a CSG designee, FDT shall be entitled to receive from such designee, in form and substance, reasonably satisfactory to FDT, written assurances that (A) such designee shall maintain at all times the confidentiality of any FDT Confidential Information, Software or materials disclosed or provided to, or learned by, such designee in connection therewith, and (B) such designee shall use such Confidential Information, Software or materials exclusively for purposes for which CSG is authorized to use such items pursuant to this Services Agreement. FDT shall have no obligation to provide any Software to CSG as part of the Termination Assistance other than the return of the Application Software as required by this Services Agreement.

11.6 Expiration Assistance. FDT shall provide CSG or its designee with Termination Assistance as requested by CSG commencing no earlier than twelve (12) months prior to the expiration of this Services Agreement pursuant to the limitations and procedures set forth in Section 11.5.

11.7 Access upon Expiration or Termination. Upon the effective date of any expiration or termination of this Services Agreement, FDT shall have no further obligation to provide CSG with access to or use of the Platform, FDT telecommunications networks or any Systems Software.

11.8 Rights Upon Expiration or Termination. Upon expiration or termination of this Services Agreement for any reason, CSG shall pay FDT for all amounts payable to FDT pursuant to the terms of this Services Agreement including all reimbursable expenses incurred by FDT through the effective date of such expiration or termination. The provisions of Section 3, Section 4, Section 5, Section 6, Section 7, Section 8, Section 9, Section 10, and Sections 11.5, 11.8, 12.1, 12.5, 12.8, 12.12, 12.13, 12.14, 12.15 and 12.16 shall survive the expiration or termination of this Services Agreement for any reason. In addition, the expiration or termination of this Services Agreement shall not affect the validity of the License Agreements, which shall continue in full force and effect in accordance with their terms.

Section 12

Miscellaneous

12.1 Notice. All notices, requests, demands and other communications required or permitted under this Services Agreement shall be deemed to have been duly given and made if in writing upon being served either by personal delivery or by telecopier to the Party for whom it is intended or two (2) business days after being deposited, postage prepaid, certified or registered mail, return receipt requested (or such form of mail as may be substituted therefor by postal authorities), in the United States mail, bearing the address shown in this Section 12.1 for, or such other address as may be designated in writing hereafter by such Party:

If to CSG:	CSG Systems, Inc. 2525 N. 117th Avenue Omaha, Nebraska 68164 Attention: Associate General Counsel Telecopy: 402-431-7218

With a copy to:	CSG Systems, Inc. 7887 E. Bellview Avenue Englewood, Colorado 80111 Attention: President Telecopy: 303-796-2881

and

CSG Systems, Inc. 7887 E. Bellview Avenue Englewood, Colorado 80111 Attention: General Counsel Telecopy: 303-796-4012

If to FDT:	First Data Technologies, Inc. 6200 South Quebec Street, Ste. 335 Englewood, Colorado 80111 Attn: Charles T. Fote, President Telecopy: 303-488-8292

With a copy to:	First Data Corporation 10825 Old Mill Road Omaha, Nebraska 68154 Attention: General Counsel Telecopy: 402-222-5256

12.2 Entire Agreement. This Services Agreement and the Schedules hereto embody the entire agreement and understanding of the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings relative to said subject matter.

12.3 Assignment: Transfer; Binding Agreement. Either Party may assign this Services Agreement to any Affiliate of such Party upon notice to the other Party. Either Party may: (i) transfer this Services Agreement in connection with any merger or consolidation of such

Party with another corporation, provided that such Party furnishes the other Party with notice of such transfer within ten (10) business days of the public announcement of the same; or (ii) in connection with the sale of substantially all of the Party’s assets (including the rights of a Party under this Services Agreement), provided that (a) the assignee thereof shall assume all of such Party’s obligations hereunder, and (b) the Party furnishes the other Party with notice of the public announcement of such assignment and assumption within ten (10) business days of the same. Subject to the foregoing, all provisions contained in this Services Agreement shall extend to and be binding upon the Parties hereto and their respective permitted successors and permitted assigns.

12.4 Force Majeure. No Party shall be liable for any default or delay in the performance of its obligations (other than payment obligations) under this Services Agreement if and to the extent such default or delay is caused, directly or indirectly, by (i) fire, flood, elements of nature or other acts of God; (ii) any outbreak or escalation of hostilities, war, riots or civil disorders in any country; (iii) any act, failure to act or omission of the other Party or any governmental authority; (iv) any labor disputes (whether or not the employees’ demands are reasonable or within the Party’s power to satisfy); or (v) nonperformance by a third party (including third party vendors) or any other similar cause beyond the reasonable control of such Party, including failures or fluctuations in electrical or telecommunications equipment or lines or other equipment. In any such event, the non-performing Party will be excused from any further performance or observance of the obligation so affected only for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to recommence performance or observance as soon as practicable.

12.5 Risk of Loss. Except as otherwise provided in this Section 12.5, each party shall be responsible for risk of loss of, and damage to, any equipment, software or other materials in its possession or under its control, subject to Section 12.4. Notwithstanding anything in this Services Agreement to the contrary, each Party to this Services Agreement (the “Damaged Party”) hereby waives any and all rights of recovery, claims, actions or causes of action, against the other Party (the “Other Party”), its Affiliates, and any of its or their directors, officers, employees, agents and subcontractors for any loss or damage that may occur to the Damaged Party’s facilities, any improvements thereto, or any building or project of which the Damaged Party’s facilities are a part, or any improvements thereon, or any personal property of any Entity therein, by reason of fire, the elements or any other cause that could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the Other Party, its Affiliates, or such Other Party’s or its Affiliates’ directors, officers, employees, agents or subcontractors, and both the Parties covenant that no insurer of one Party will hold any right of subrogation against the other. For purposes of this Section 12.5, the FDT Data Center shall be deemed to be under the control of FDT at all times.

12.6 No Third-Party Beneficiaries. Except as set forth in Section 6 with respect to the indemnification of certain directors, officers, employees, agents and Affiliates of the Parties, nothing contained in this Services Agreement is intended to confer upon any Entity (other than the Parties hereto) any rights, benefits or remedies of any kind or character whatsoever, and no Entity shall be deemed a third-party beneficiary under or by reason of this Services Agreement.

12.7 Severability. If any provision of this Services Agreement or the application of any such provision to any Entity, or circumstance, shall be declared judicially or by the Arbitration Panel (as defined in Schedule 6.5) to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Services Agreement, it being the intent and agreement of the Parties that this Services Agreement shall be deemed amended by modifying such provision to the extent necessary to render it valid, legal and enforceable while preserving its intent or, if such modification is not possible, by substituting therefor another provision that is valid, legal and enforceable so as to materially effectuate the Parties’ intent.

12.8 Certain Construction Rules. The description of any FDT Services contained in the Schedules is qualified in its entirety by reference to the information set forth in the provisions of this Services Agreement. To the extent that the provisions of this Services Agreement and of the Schedules are in any respect inconsistent, the provisions of this Services Agreement shall govern and control. In the event of any conflict between the terms of use relating to the Software that is the subject matter of the License Agreements and the terms of this Services Agreement, the terms of the License Agreements shall prevail.

12.9 Compliance With Laws. CSG and its employees and agents and FDT and its employees and agents shall comply, except where noncompliance would not have a material adverse effect on the Parties hereto, with all applicable laws, ordinances, regulations and codes relating to this Services Agreement, other than those relating solely to performance of the FDT Services, which shall be the responsibility of FDT.

12.10 Counterparts. This Services Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

12.11 Headings. The article and section headings and the table of contents contained in this Services Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Services Agreement. The recitals set forth on the first page of this Services Agreement are incorporated into the body of the Services Agreement.

12.12 No Interpretation Against Drafter. Both Parties have participated substantially in the negotiation and drafting of this Services Agreement and each Party hereby disclaims any defense or assertion in any litigation or arbitration that any ambiguity herein should be construed against the draftsman.

12.13 Waiver. Except as expressly provided herein, this Services Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the Parties hereto. No waiver of any of the provisions or conditions of this Services Agreement or any of the rights of a Party hereto shall be effective or binding unless such waiver shall be in writing and signed by the Party claimed to have given or consented thereto. Except to the extent that a Party hereto may have otherwise agreed in writing, no waiver by that Party of any term, condition or other provision of this Services Agreement, or any breath thereof by any other Party shall be deemed to be a waiver of any other term, condition or provision or any breach thereof, or any subsequent breach of the same term, condition or provision by the other Party, nor shall any forbearance by the first Party or Parties to seek a remedy for any noncompliance or breach by the other Party be deemed to be a waiver by the first party of its, his, her or their rights and remedies with respect to such noncompliance or breach.

12.14 Consent. If either Party requires the consent or approval of the other Party for the taking of, or omitting to take, any action under this Services Agreement, such consent or approval shall not be unreasonably withheld or delayed.

12.15 Governing Law. This Services Agreement shall in all respects be construed in accordance with and governed by the laws of the State of New York, without regard to its conflict of law provisions.

12.16 Limitation of Representations and Warranties; Indemnification. Notwithstanding anything to the contrary contained herein: (i) no representation or warranty is made in this Services Agreement as to any matter which is the subject of a representation or warranty in the Stock Purchase Agreement; (ii) no provision of this Services Agreement shall otherwise expand or limit either Party’s indemnity obligations set forth in the Stock Purchase Agreement; and (iii) no provision of this Services Agreement shall otherwise expand or limit either Party’s rights or obligations set forth in the License Agreements.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the Parties hereto has caused this Services Agreement to be executed as of the Effective Date.

CSG SYSTEMS, INC., formerly known as CABLE SERVICES GROUP, INC. (“CSG”)

Signed By:

/s/ Edward C. Nafus

Print Name:

Edward C. Nafus

Title:

President Broadband Services

FIRST DATA TECHNOLOGIES, INC. (“FDT”)

Signed By:

/s/ Guy Battista

Print Name:

Guy Battista

Title:

EVP

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

SCHEDULE 1.9

CSG CLIENT DEVELOPMENT SOFTWARE

Vendor Name	Product Name
******** ********** ***** ****	********
******** ********** ***** ****	*********
******** ********** ***** ****	**************

Schedule 1.9 – Page 1

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

Schedule 1.17

Development Software

Vendor Name	Product Name
**** ******* ********	******
*** ******** ****	**** *******************
*** ******** ****	************
****** ******* ***********	******** ** *** ****
****** ***********	*************** ***
****** ***********	******** ** *** ***
******* ****	*******
************* ****	*** ********
******	*** ***
******** ********** ***** ***	****
******** ********** ***** ***	**** *******
******** ********** ***** ***	************
******** ********** ***** ***	****
******** ********** ***** ***	********
******** ********** ***** ***	************
******** ********** ***** ***	************* ****
******** ********** ***** ***	************* **** *******
******** ********** ***** ***	***********
******** ********** ***** ***	**********************
******** ********** ***** ***	************
******** ********** ***** ***	***********
******** ********** ***** ***	************
******** ********** ***** ***	********
******** ********** ***** ***	*******
******** ********** ***** ***	******
******** ********** ***** ***	*********
******** ********** ***** ***	********** **
******** ********** ***** ***	************ **
******** ********** ***** ***	****** ***
******** ********** ***** ***	*********
******** ********** ***** ***	********* ***********
******** ********** ***** ***	*********
******** ********** ***** ***	********
******** ********** ***** ***	**********
******** ********** ***** ***	*****************
******** ********** ***** ***	************ ********** ******
******** ********** ***** ***	*** *******
******** ********** ***** ***	*** ********* **
******** ********** ***** ***	*** **
******** ********** ***** ***	*******
********* ***********	********* ***

Schedule 1.17 – Page 1

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

********* ***********	**** ***** * *******
********* ***********	********* ****** ********
********* ***********	************
********* ***********	******* ********** ******
********* ***********	******
********* ***********	************
****	******* *****************
***** * ********	****** ****
***** * ********	****** **** ********
***** * ********	**********
***	******
***	****
***	**** ***
***	**********
***	*******
***	*******
***	****
***	****
***	*** ********
***	***** ***** ***********
***	****** * *** *****
***	***** **
***	***** *** ******
***	***** **
***	******** ***********
***	***
***	***
***	****
***	****
***	****
***	******** *** ***
***	*******
***	******** *
***	*********** ****
***	****
***	**** *** ************
***	*********
***	******
***	********* *****
***	*********** **********
********** **** **********	*** ******
********** **** **********	*******
****** ****	*********
***** ******** ************ ********	****** ******
******* ***********	***
********* ****	****** ********* ********
******	***** *****
******	***** ***** ***********

Schedule 1.17 – Page 2

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

****** ** **** *****	*****
********* ******** ****	******* ******
*** ********** ****	**** ***
****** ******** *************	************
******** ********* ****	**************
******** ********* ****	***************
******** ********	*** ***
******* ***	******
******* ***	****
******* ***	****
******* ***	***
******* ***	*******
******* ***	****
********* ****	********
*********	***** ******
***** ******* ******** ****	***** **** ********
******	*************
***** ***** ***	*** ******** *******

Schedule 1.17 – Page 3

SCHEDULE 1.21

EXISTING CSG PROPRIETARY SOFTWARE

AFLINFRM	BUCHKREO	BUPRDISC	BUVEDSPL	CCIDXXFR
AFUPLOW0	BUCHKRFD	BUPREDIT	BUVEDTBL	CCIPINTR
ALSQSH	BUCHRGBK	BUPROMO	BUVENROL	CCMEMMST
ALTRN008	BUCNTRY	BUPROSMD	BUVENTER	CCMONHST
AMIMENU	BUCPM004	BUPROSMM	BUVIPTPP	CCNONMON
AMIMPA	BUCRDRPT	BUPROSMW	BUVLETTR	CCREFUND
AMIMTCH	BUCRTAMT	BUPRSMRT	BUVMONBH	CCREVDTL
AMLOOKC	BUCSRPUL	BUPTRANS	BUVMONDS	CCREVTOT
AMMTCHB	BUCSTMTR	BUPULMON	BUVMONIO	CCRPTLST
AMMTCHC	BUCSTMT3	BUQTYRPT	BUVMONPY	CCSUBILL
AMMTCHT	BUCSTMT8	BUREFRPT	BUVMONTL	CCSUBLDG
AMSTP	BUCYCRPT	BUREJPUL	BUVNAMES	CCSUBMRG
BCWILBER	BUDATER	BUROYRPT	BUVNOMON	CCSUBMST
BDVCINIT	BUDONBLD	BUROYSUB	BUVPRMDS	CCSWSSW
3BDVCTLFN	BUEDSPLT	BURPTCPY	BUVPSRCH	CCTRBLCL
BDVQPROC	BUEDTRPT	BURPTSND	BUVRCMSG	CCTRNCM
BDVQROUT	BUEFTMTH	BURPT1	BUVSBSCM	CCTRNESU
BDVQXFER	BUEFTTRN	BURPT11A	BUVSCHIT	CCTRNHSE
BINREFSW	BUEPMAST	BURPT11B	BUVSPTAB	CCTRNMEM
BSGETDAT	BUEXPPUL	BURPT13	BUVSPZDS	CCTRNRTN
BUACCRPD	BUFINRPT	BURPT2	BUVSTMT	CCTRNTAC
BUACCRPW	BUFUTDCN	BURPT8	BUVTPREO	CCTRNWO
BUACTDMP	BUGENVES	BUSCREPT	BUZIPEXT	CCTRN001
BUACTNO1	BUGLUPDT	BUSEQNUM	BUZIPSYN	CCTRN003
BUACTSTA	BUGNLDBD	BUSTMT4A	B1KIBPSO	CCTRN005
BUACTUPD	BUHDRED2	BUSVCMST	CABLTEST	CCTRN006
BUADITAP	BUHLDFLG	BUSVCPUL	CAB99SO	CCTRN007
BUADJFMT	BUHLDRPT	BUTBLPRO	CAM7465	CCTRN008
BUADJRES	BUHSTUPD	BUTELEDT	CCACTUPD	CCTRN009
BUADKEY	BUINSTAT	BUTPFMTR	CCATXRFO	CCTRN010
BUADMDIS	BUINTFCE	BUTRINPL	CCAUGXFR	CCTRN011
BUALMRGE	BUINTLAD	BUTSTDTR	CCBANNRB	CCTRN012
BUALMTCH	BUIPTPOP	BUTTXINP	CCBBMST	CCTRN013
BUAMREPT	BULEDGIO	BUUDFBLD	CCCHGOFF	CCTRN014
BUASACTV	BUMATCH	BUUDFEDT	CCCHNMST	CCTRN015
BUATHFMT	BUMEMUPD	BUUPDATE	CCCIRLOG	CCTRN016
BUATHUSA	BUMMBRED	BUUSATRN	CCCIRMST	CCTRN017
BUATRANS	BUMMBRUP	BUUSGRPT	CCCOLBAT	CCTRN018
BUBACUP	BUMRGSVC	BUUSXREF	CCDCON22	CCTRN019
BUBILDAT	BUNOMO	BUVAJEDT	CCFLAGER	CCTRN020
BUBILRPT	BUOFFTRN	BUVAJENT	CCHSEACT	CCTRN021
BUBSPUL1	BUOLSRPT	BUVALPHA	CCHSECNT	CCTRN022
BUCANRPT	BUOQLKTP	BUVCHDCP	CCHSEKEY	CCTRN023
BUCCDRFD	BUOQSBTP	BUVCSRCH	CCHSEMRG	CCTRN024
BUCCRPTS	BUORDFMT	BUVCTLF0	CCHSESEQ	CCTRN025
BUCHDM9	BUORDTRK	BUVEDREO	CCIDXMRG	CCTRN026

Schedule 1.21 – Page 1

CCTRN027	CCWOLOGX	CC849419	CMPWAX1	CPCGEOHS
CCTRN028	CCWOMERG	CC849428	CMPWCM1	CPCNVCMB
CCTRN029	CCWOMLOG	CC849460	CMPWCM2	CPCNVDRV
CCTRN030	CCWOMRG	CC851517	CMPWCM3	CPCNVRPT
CCTRN031	CCWOMST	CC866010	CMPWCM4	CPCNVSEL
CCTRN033	CCWOPULL	CC8720A	CMPWCM5	CPCNVSPT
CCTRN034	CCZIPACM	CC8721A	CMPWCM6	CPCSQMTC
CCTRN035	CC8107TJ	CC8722A	CMPWCM7	CPGEO100
CCTRN036	CC811860	CC8725A	CMPWCS1	CPHSEDRV
CCTRN038	CC82051B	CC879054	CMPWCS6	CPHSERPT
CCTRN039	CC820510	CC879056	CMPWCS7	CPMONRPT
CCTRN040	CC821011	CC879062	CMPWDO1	CPNMNPAS
CCTRN044	CC821015	CC879163	CMPWDO2	CPRPTSV
CCTRN045	CC821110	CC890710	CMPWDO3	CPSUBDRV
CCTRN046	CC821149	CC8970	CMPWDO4	CPSVEDIT
CCTRN047	CC822318	CC8970B	CMPWDO7	CPTRNMRG
CCTRN048	CC825502	CC8970C	CMPWDS1	CPUPREAD
CCTRN049	CC825560	CC8970D	CMPWDS2	CPVERGEO
CCTRN050	CC825590	CENTCAPS	CMPWIUB	CPWDMSBR
CCTRN051	CC831010	CITYSTAT	CMPWIUC	CPWODRV
CCTRN052	CC834531	CMMDACCT	CMPWIUD	CPWORPT
CCTRN053	CC837012	CMMDEDIT	CMPWIUE	CPWOSSRT
CCTRN054	CC837510	CMMDFT0	CMPWIUF	CPZIPBIL
CCTRN055	CC837513	CMONSUBY	CMPWIU1	CPZIPCAL
CCTRN056	CC837542	CMPCKR	CMPWIU2	CPZIPCNT
CCTRN057	CC837557	CMPCKRL	CMPWIU3	CPZIPFRM
CCTRN058	CC837564	CMPCLTM	CMPWIU4	CPZIPHSE
CCTRN059	CC838104	CMPDQV	CMPWIU5	CPZIPMCH
CCTRN060	CC838148	CMPFBA	CMPWIU6	CPZIPRPT
CCTRN061	CC838182	CMPFBS	CMPWOC1	CPZIPSUB
CCTRN062	CC838191	CMPFDS	CMPWOC6	CQUEHDLR
CCTRN063	CC838365	CMPFMI	CMPWRQ1	CSBINS01
CCTRN064	CC8402ZZ	CMPLGR	CMPWRQ2	CSGACLOP
CCTRN065	CC84021A	CMPLIN1	CMPWRQ3	CSGENDIT
CCTRN13A	CC840217	CMPSBY1	CMPWRQ4	CSGSCUPD
CCTRN14A	CC840218	CMPSFS	CMPWRS1	CS010
CCTRN16A	CC84062B	CMPSVCA	CMPWRS6	CTACCTRP
CCTRN20A	CC840624	CMPSVC1	CMPWTC1	CTACMHSE
CCTRN21A	CC840641	CMPSVC2	CMPWTC2	CTACSRAL
CCTRN21B	CC84401B	CMPSVC3	CMPWTC3	CTACSRCP
CCTRN27A	CC84401C	CMPSVC4	CMRCS0A0	CTACSRCT
CCTRN36A	CC84411B	CMPSVC5	CMTYCONT	CTACSREV
CCTRN40A	CC844110	CMPSVC6	CMZRALPH	CTACSREX
CCTRN44A	CC844711	CMPSVC7	CM99SO	CTACSRIO
CCTRN59A	CC845055	CMPSVC8	COBVLSR	CTACSRMG
CCTRN99S	CC849323	CMPSVC9	CPBCKBIL	CTACSRPT

Schedule 1.21 – Page 2

CTACSRSC	CTCAPCNV	CTCDGRPT	CTCFORCE	CTCLARSP
CTACSRSE	CTCAREXP	CTCDGUPD	CTCFRMNR	CTCLASCI
CTACTDMP	CTCARXPR	CTCDLCTL	CTCGEOEX	CTCLAULD
CTACTRPT	CTCATHBD	CTCDLUPD	CTCGNJCL	CTCLDGIO
CTACTUPD	CTCATHEX	CTCDMLBX	CTCHCONV	CTCLGEXT
CTADDBRK	CTCATHLD	CTCDMRPT	CTCHDM2	CTCLGLOD
CTADDMSP	CTCBCAAD	CTCDMUPD	CTCHDM4	CTCLOBRP
CTADDSRT	CTCBINTR	CTCDQRPT	CTCHDM9	CTCLOYTY
CTADJBCK	CTCBLCCU	CTCDSNAL	CTCHGRPT	CTCMCCRE
CTADJEXT	CTCBLCRP	CTCDTBEX	CTCHKREG	CTCMCCRP
CTADJRES	CTCBLCUP	CTCDWNFM	CTCHKREO	CTCMELFT
CTADJSTR	CTCBLDCU	CTCEBCRP	CTCHOUSE	CTCMIDDT
CTAFPREP	CTCBLDPR	CTCEESIN	CTCHOUST	CTCMPOAK
CTALMRGE	CTCBLDRP	CTCEESMG	CTCHRNRC	CTCMSPUL
CTAMRPTS	CTCBLDUP	CTCEESND	CTCHRNRT	CTCMSSRT
CTANIPUL	CTCBLDXR	CTCEESOT	CTCHSEDA	CTCMTDRP
CTAPKMNT	CTCCAFPM	CTCEESPT	CTCHSEDB	CTCMXSEQ
CTAPSPLT	CTCCARPT	CTCEESRT	CTCIBUPD	CTCNLCUP
CTASRCH1	CTCCCRPT	CTCENSTM	CTCICVCM	CTCNLUPD
CTASRCH2	CTCCDBIL	CTCEPDST	CTCICVRP	CTCNMGEN
CTAS2BLD	CTCCDCLN	CTCESBLD	CTCICVSP	CTCNQMAS
CTAS2RPT	CTCCDROM	CTCESCTL	CTCINCRP	CTCNQTAP
CTATCRPT	CTCCDRPT	CTCESEDT	CTCINSRT	CTCNRESP
CTATCSRT	CTCCFMTR	CTCESERP	CTCIRKB	CTCNTFRP
CTATC306	CTCCMCUP	CTCESNTC	CTCIRKLD	CTCNTFY
CTBACKER	CTCCMERG	CTCESNXG	CTCIRKT	CTCNTT2K
CTBANNRB	CTCCMISP	CTCESPRE	CTCIRKUP	CTCNTVTS
CTBANNRS	CTCCMRPT	CTCESPRT	CTCIRK1	CTCNVCID
CTBBLOAD	CTCCMTCH	CTCESRRP	CTCIRK10	CTCNVEFT
CTBCKRSP	CTCCMUPD	CTCESSGA	CTCIRK11	CTCNVEXT
CTBEIQIO	CTCCNXFL	CTCESTAC	CTCIRK12	CTCNVTCC
CTBHSEIO	CTCCOLIN	CTCESTAD	CTCIRK3	CTCNVTR2
CTBILLIO	CTCCOLSP	CTCESUPD	CTCIRK4	CTCOCCUP
CTBILLUP	CTCCOLTO	CTCETRPT	CTCIRK5	CTCOCRPT
CTBLGORD	CTCCPGRP	CTCETXRF	CTCIRK6	CTCOCUPD
CTBLKSRT	CTCCPMT	CTCEVSRP	CTCIRK7	CTCOLPUT
CTBNKCMP	CTCCPSND	CTCEVSUP	CTCIRK8	CTCOLRFS
CTBNKPUL	CTCCRPTS	CTCEVTAD	CTCIRK9	CTCOLRPT
CTBRDRPT	CTCCTFN	CTCEVTCK	CTCIRREJ	CTCOLUPD
CTBRDUPD	CTCCTFNA	CTCEVTLD	CTCITMEM	CTCOMSLT
CTBSPUL1	CTCCVRPT	CTCEXRPT	CTCIXLOD	CTCONREJ
CTBTPRPT	CTCCYCAL	CTCEXTBB	CTCKFTCH	CTCONVPL
CTBULKBL	CTCCYCCD	CTCEXTMC	CTCKRDEC	CTCOPCUP
CTCADJXF	CTCCYCPR	CTCEXTRS	CTCKRSEL	CTCOPRPT
CTCALFLD	CTCCYCWS	CTCEXWAM	CTCLABEL	CTCOPUPD
CTCALLZP	CTCDEDIT	CTCFINIO	CTCLAGNT	CTCOQARI

Schedule 1.21 – Page 3

CTCOQBIL	CTCRPTSP	CTCSUBHW	CTCUMADJ	CTDLCUP
CTCOQMAS	CTCRSRPT	CTCSUBIF	CTCUSBLD	CTDLEVNT
CTCOQTAP	CTCRTPRM	CTCSUBRS	CTCUSCUP	CTDLYACM
CTCORDFB	CTCRYTOT	CTCSVCBL	CTCUSGIN	CTDLYACT
CTCORDRS	CTCSCHEX	CTCSVCDS	CTCUSLOD	CTDLYRPT
CTCOTCUP	CTCSDCUP	CTCSVCFB	CTCUSNUP	CTDLYSEC
CTCOTGRP	CTCSDFMT	CTCSVCIO	CTCUSUPD	CTDLYSUM
CTCPACAD	CTCSDUPD	CTCSXUPD	CTCVBHSE	CTDMLCUP
CTCPCMUP	CTCSELTR	CTCTAXES	CTCVBMRG	CTDOCMNT
CTCPFNXT	CTCSFSPT	CTCTAXEX	CTCVPPD1	CTDPLSLS
CTCPIFUP	CTCSIRSP	CTCTCIDC	CTCVSCIO	CTDSABLD
CTCPK096	CTCSIRX1	CTCTCISC	CTCVSCUP	CTDSAEXT
CTCPLEVT	CTCSIRX2	CTCTDMCP	CTCVSLOD	CTDSCACT
CTCPMREX	CTCSIRX3	CTCTDPUL	CTCVSRPT	CTDSPBLD
CTCPM004	CTCSIRX4	CTCTDQRP	CTCVSUPD	CTDSPCUP
CTCPM006	CTCSIRX5	CTCTDSRT	CTCVTCON	CTDSPEXT
CTCPM008	CTCSPCC	CTCTEDRP	CTCVTEXT	CTDSPULL
CTCPM070	CTCSPDTE	CTCTELEX	CTCVTRCP	CTDTETME
CTCPPVAC	CTCSPEDT	CTCTELLG	CTCVTXSP	CTDWACCM
CTCPPVBL	CTCSPIRP	CTCTELSB	CTCVXREF	CTDWETEL
CTCPPVEX	CTCSPLIT	CTCTEMRP	CTCWIUPD	CTDWRPTS
CTCPPVFM	CTCSPMEL	CTCTFRMG	CTCWOMKT	CTDWUPDT
CTCPPVTP	CTCSPMRG	CTCTFRPT	CTCWOMRG	CTDYNALC
CTCPRATE	CTCSPRNT	CTCTFRUP	CTCWOPFM	CTEDTCON
CTCPROPR	CTCSPUHS	CTCTFRXR	CTCWOWSL	CTEECCUP
CTCPROTO	CTCSRLBX	CTCTIDID	CTCXRKUP	CTEECUPD
CTCPROWS	CTCSRPTA	CTCTKEXP	CTCYCAPR	CTEFTFMT
CTCPSTSP	CTCSRPTC	CTCTLCRD	CTCYCAWS	CTEFTRET
CTCPURCV	CTCSRPUL	CTCTLSPL	CTCYCCHG	CTEFTRPT
CTCPYADJ	CTCSRRPT	CTCTOLSP	CTCYCCNT	CTEFTSPT
CTCPYCRD	CTCSSCTL	CTCTPDSC	CTCYCID	CTEFTUPD
CTCPYFNL	CTCSSNAP	CTCTPFMT	CTCYCMRG	CTEPIEDT
CTCPYMST	CTCSSNFT	CTCTTMRP	CTCZIPCD	CTEPIRPT
CTCPYSTX	CTCSTBRP	CTCTTRRP	CTCZIPFX	CTEPIUPD
CTCQUENP	CTCSTMP4	CTCTTTRP	CTCZIPRP	CTESPOVR
CTCRCARD	CTCSTMTC	CTCTUGIN	CTCZIPRT	CTESPRPT
CTCRDNLD	CTCSTMTR	CTCTWCEX	CTCZIPUP	CTEVERRP
CTCRDRPT	CTCSTMT2	CTCTWHEX	CTCZPRPT	CTEVSRPT
CTCRDSEL	CTCSTMT3	CTCTWMEX	CTCZSCRP	CTEVSTAT
CTCRFDRV	CTCSTMT4	CTCTWOEX	CTC097SP	CTEVTCUP
CTCRMSCB	CTCSTMT5	CTCTWPEX	CTDALPHA	CTEVTEXT
CTCRMSDF	CTCSTMT6	CTCTXIFL	CTDATER	CTEVTIFQ
CTCRMSRP	CTCSTMT8	CTCTXIRP	CTDCCRPT	CTEVTORD
CTCRMSSX	CTCSTMT9	CTCTXRPT	CTDELCHK	CTEVTSHO
CTCRMSXT	CTCSTRPT	CTCT44RP	CTDELRPT	CTEVTUPD
CTCRPRNT	CTCSUBEX	CTCT45RP	CTDEPRPT	CTEVTZUL

Schedule 1.21 – Page 4

CTEXADST	CTGWPPV	CTLOGXFR	CTMRGEVT	CTOSTM4B
CTEXSTM5	CTHACCUP	CTLTREDT	CTMRGHST	CTOSVCBL
CTEXTOVR	CTHOTADR	CTLTRMEM	CTMRGLAU	CTOSVCDS
CTEXTRPT	CTHSECPY	CTLTRMRG	CTMRGRCV	CTOTAXES
CTFBCCNM	CTHSECUP	CTLTRPUL	CTMRGSEL	CTOWOPRT
CTFBCCRT	CTHSEPUL	CTLTRSPL	CTMRGSTM	CTOWPRT2
CTFBCCTN	CTHSESNK	CTLTRUPD	CTMSPJCL	CTPADJLD
CTFBCCUP	CTHSESPL	CTLUSER	CTMSPMRG	CTPARMRG
CTFCHAP1	CTHSEUPD	CTMAGBID	CTMS00	CTPARTOT
CTFCHKEY	CTHSRPTS	CTMAGDVR	CTMWR010	CTPASSWD
CTFCHLST	CTHSTBLD	CTMAGEXT	CTMW308	CTPAYXFR
CTFCHMCR	CTHSWOLG	CTMAGTAP	CTNA00	CTPCBLST
CTFDFBLD	CTHSWORJ	CTMAILOW	CTNBTRT	CTPCBSRT
CTFFLRPT	CTHWACCT	CTMALPHA	CTNKRPTS	CTPCCNTL
CTFICHAP	CTHWAUDT	CTMASADJ	CTNMSPLT	CTPCSPLT
CTFICHBL	CTHWOANL	CTMASBIL	CTNOMO	CTPC0010
CTFICHLB	CTHWOPUL	CTMATREV	CTOCMERR	CTPC0020
CTFILCOD	CTHWORPT	CTMATSUB	CTOCMPFB	CTPC0030
CTFILLOD	CTHWOSKY	CTMCADST	CTOCYCCD	CTPC0040
CTFILPUL	CTINSTAL	CTMCHGOF	CTODQVSP	CTPC0050
CTFINDTL	CTINVRPT	CTMCRZAP	CTOFBASP	CTPC0060
CTFINFTP	CTINV040	CTMC2RPT	CTOFBSSP	CTPC0070
CTFINRPT	CTINV050	CTMEMDLY	CTOFDSSP	CTPC0080
CTFINSIN	CTINV060	CTMEMMNY	CTOFMISP	CTPC0090
CTFINSUM	CTIRTMGT	CTMEMTWE	CTOLGINQ	CTPC0100
CTFINTAP	CTIRTPUL	CTMEMWKY	CTOLGRIO	CTPC0300
CTFIXADR	CTIRTRPT	CTMIDCON	CTONDMD1	CTPDINTR
CTFORMCH	CTIRUPDT	CTMIRRPT	CTONDMD2	CTPHNUM
CTFORMS	CTJERDIN	CTMNSPLT	CTONWOPL	CTPHOPTN
CTFRMMRG	CTJRDIIN	CTMONBLD	CTOPMTSP	CTPHOPUL
CTFRMSPT	CTKDELET	CTMONCHG	CTOPPRT	CTPHORPT
CTFTPJOB	CTKEXIT	CTMONEXT	CTOPRATE	CTPHPVPP
CTF0044B	CTKIBPSQ	CTMONLOD	CTOPSTAT	CTPHWRPT
CTF0048B	CTKIOTSQ	CTMONLTR	CTORCFMT	CTPHW050
CTF0062B	CTKPPURC	CTMONMRG	CTORCPRT	CTPHXREF
CTF0110B	CTKRESET	CTMONMTA	CTORDCUP	CTPINTR
CTF0162B	CTKSECUR	CTMONPUL	CTORDEXT	CTPIONIN
CTF0240B	CTKSOALF	CTMONRPT	CTORDHDR	CTPKGBDB
CTF6028B	CTLABFMT	CTMONXFR	CTORDTCI	CTPKZIPA
CTGENSTM	CTLABRMT	CTMRGACT	CTORDUPD	CTPMEDIA
CTGENST3	CTLBLOG	CTMRGASR	CTORWKND	CTPMTMGR
CTGETCYC	CTLBSPLT	CTMRGAS2	CTOSAPEX	CTPMTMRG
CTGLDSIN	CTLGSPLT	CTMRGCHK	CTOSAPPU	CTPMTRPT
CTGLUPDT	CTLINTR	CTMRGCTL	CTOSAPTS	CTPMTSPR
CTGNLDBD	CTLOADPC	CTMRGDQV	CTOSECTL	CTPMTSPT
CTGWCONV	CTLOADVS	CTMRGESU	CTOSTM4A	CTPMTSWS

Schedule 1.21 – Page 5

CTPNDADJ	CTRDFBLD	CTSADTIN	CTSPLESU	CTTAXSWS
CTPNDPST	CTRDFRPT	CTSAMMRG	CTSPLREP	CTTAX120
CTPNDUPD	CTREFCHK	CTSAOPIN	CTSPLSCN	CTTBLMIR
CTPRECAP	CTREFRMT	CTSATLIN	CTSPLTDT	CTTCAUDL
CTPRECSF	CTREFRPT	CTSATRPT	CTSPLTRC	CTTCIEXT
CTPRECVB	CTREFUND	CTSBCTVD	CTSRECAP	CTTCIREF
CTPREMRG	CTREVPUL	CTSBCVTD	CTSRPROG	CTTCIRPT
CTPRETEL	CTROLCHK	CTSBCVTM	CTSRVRDN	CTTCISUM
CTPRNTFL	CTROLDAT	CTSBCVTR	CTSRVRFM	CTTCRESL
CTPROMED	CTROYACT	CTSBCVTW	CTSTATR1	CTTC055
CTPROME1	CTROYADD	CTSBCVUM	CTSTATR4	CTTC060
CTPROME2	CTROYBLK	CTSBSCUP	CTSTCPRI	CTTC065
CTPRSTMA	CTROYCUM	CTSBSLOD	CTSTMAPL	CTTC070
CTPRSTMB	CTROYDSK	CTSCHPRT	CTSTMARP	CTTELPFX
CTPSAUD1	CTROYERP	CTSCHRPT	CTSTMAUD	CTTELSPT
CTPSAUD2	CTROYEXT	CTSCHUPD	CTSTMCMR	CTTELSRT
CTPSAUD3	CTROYFIN	CTSCKLOD	CTSTMINT	CTTELUSG
CTPS00	CTROYMON	CTSDLYAC	CTSTMP4A	CTTESPLT
CTPTNCUP	CTROYPUL	CTSELBIL	CTSTMP4B	CTTFRMCH
CTPTNUPD	CTROYRPT	CTSELBLD	CTSTMSPL	CTTHEFT1
CTPTPRNT	CTROYSRT	CTSELCIN	CTSTMT3S	CTTOTRPT
CTPTPROC	CTROYSUB	CTSELCRZ	CTSTMT4C	CTTWCNVP
CTPTRANS	CTRPFCHK	CTSELCR1	CTSTMUPD	CTTWCRPT
CTPULCON	CTRPSTMT	CTSELCR2	CTST00	CTTWHSEP
CTPULHSE	CTRPSUMS	CTSELCR3	CTSUBCAL	CTTWMONP
CTPULLST	CTRPTCCD	CTSELECT	CTSUBCHG	CTUCTEDT
CTPULLTC	CTRPTCPY	CTSELEVT	CTSUBCNT	CTUCTINP
CTPULLWO	CTRPTFMC	CTSELEXT	CTSUBCOM	CTUCTOUT
CTPULMON	CTRPTFRM	CTSELHWO	CTSUBCVT	CTUCTPRT
CTPULPLY	CTRPTPGM	CTSELLAB	CTSUBDRV	CTUCTSUB
CTPULREF	CTRPTRIP	CTSELNMN	CTSUBPMT	CTUCTTAX
CTPULSCX	CTRPTRPT	CTSELORD	CTSUBPUL	CTUDFAUD
CTPULSEL	CTRPTSPT	CTSELRPT	CTSUBRDW	CTUDFBLD
CTPULSLS	CTRPT1	CTSELSPC	CTSUBTAP	CTUDFEDT
CTPULSVC	CTRPT1A	CTSELSPT	CTSVBLPR	CTUDFMIR
CTPULWRK	CTRPT11A	CTSELSRT	CTSVBLWS	CTUDFONL
CTPUL302	CTRPT11B	CTSELTAP	CTSVCREC	CTUDFRPT
CTPURBLD	CTRPT13	CTSEQCUP	CTSVCRPT	CTUDFSRT
CTPURCON	CTRPT2	CTSEQUPD	CTSVCSRT	CTUDFSVC
CTPURPUL	CTRPT8	CTSEQXRF	CTSVCXCP	CTUDXFMT
CTPUSPLT	CTRP00	CTSETTLE	CTSVDRPT	CTUD1000
CTPXRBLD	CTRP3060	CTSETTL1	CTSVDSPR	CTUD1005
CTRCPPDM	CTRSBRPT	CTSLSFMT	CTSVDSWS	CTUD1010
CTRCPRNT	CTRYMEDA	CTSLSRPT	CTSW306	CTUD1020
CTRCPWSM	CTSACCUP	CTSNTRT	CTSYSUPD	CTUD1040
CTRCVLOD	CTSACUPD	CTSPDRPT	CTTAXSPR	CTUD1050

Schedule 1.21 – Page 6

CTUD1060	CTVARWAC	CTVCKDGT	CTVCSDMT	CTVDLUPD
CTUD2000	CTVASCCD	CTVCKFMT	CTVCSMX	CTVDLWRT
CTUD2500	CTVASCQI	CTVCLARK	CTVCSRCH	CTVDMLCK
CTUD2700	CTVASCRT	CTVCMFIO	CTVCSXIO	CTVDMLCP
CTUD3000	CTVASCSR	CTVCMLOG	CTVCSXRX	CTVDMLIO
CTUD4000	CTVASEBC	CTVCMPRS	CTVCS030	CTVDMLSC
CTUNEVTM	CTVASGEN	CTVCMUPD	CTVCTBLD	CTVDMUSC
CTUNORDM	CTVASPCT	CTVCNBLD	CTVCTLFN	CTVDSCED
CTUPCABL	CTVASRCH	CTVCNLED	CTVCTYSP	CTVDSCHG
CTUPDATE	CTVASUPD	CTVCNLIO	CTVCTYST	CTVDSPIO
CTUPDEND	CTVAS2IO	CTVCNVED	CTVCUSED	CTVDSPSU
CTUPRPTS	CTVAS2PR	CTVCNVIO	CTVCUSIO	CTVDSPTA
CTUPSUBR	CTVATHIO	CTVCODGN	CTVCUSNO	CTVDSPTT
CTVAASDS	CTVATOAT	CTVCOLNT	CTVCUSSC	CTVDSPWO
CTVAICA	CTVATPKG	CTVCOMIO	CTVCVCIA	CTVDTBLD
CTVAISCR	CTVAUTHI	CTVCPBUF	CTVCVCLD	CTVDTDSC
CTVAJDSP	CTVAUTHO	CTVCPCNV	CTVCVEDT	CTVDTMIO
CTVAJEDT	CTVBIO	CTVCPCUS	CTVCVEDT	CTVDTTMC
CTVAJENT	CTVBITCK	CTVCPCVE	CTVCVEIO	CTVDUDET
CTVAJSMP	CTVBLCED	CTVCPCVI	CTVCVEMI	CTVDUDS
CTVAJSRC	CTVBLCIO	CTVCPDSP	CTVCVEMO	CTVDYSEC
CTVAJSRR	CTVBLCIU	CTVCPDST	CTVCVEPR	CTVEDSEM
CTVAJUPD	CTVBLCRD	CTVCPHSE	CTVCVESC	CTVEDSPL
CTVALLOC	CTVBLDED	CTVCPMPR	CTVCVIMI	CTVEDTBL
CTVALPHA	CTVBLDIO	CTVCPORD	CTVCVIMO	CTVEDVAL
CTVANCTL	CTVBLDIU	CTVCPPVS	CTVCVIPV	CTVEECCP
CTVAND	CTVBLDRD	CTVCPPV2	CTVCVISC	CTVEECIO
CTVANEMI	CTVBLKDS	CTVCPQUE	CTVCVQUE	CTVEECSC
CTVANSDE	CTVBLKED	CTVCPSAC	CTVCVREJ	CTVEEFIO
CTVANSDM	CTVBLKIO	CTVCPSAM	CTVCVTR1	CTVEIQIO
CTVANSEM	CTVBRDIO	CTVCPSCD	CTVCVTR2	CTVENTER
CTVANTBL	CTVBREAK	CTVCPSCU	CTVCXSRC	CTVEPVIO
CTVANVEW	CTVBRNTR	CTVCPSDC	CTVDATE	CTVEQLOP
CTVAPMRG	CTVBSRCH	CTVCPSED	CTVDATEU	CTVEQTOT
CTVARDSU	CTVCAPCC	CTVCPSEQ	CTVDDUMP	CTVESLOD
CTVARFRM	CTVCCAIO	CTVCPSI2	CTVDGLIO	CTVESMIO
CTVARMPT	CTVCCIDS	CTVCPTBL	CTVDGLOG	CTVESPUL
CTVARMSG	CTVCDSPT	CTVCPUID	CTVDGLS1	CTVESPUR
CTVARSBS	CTVCDTBL	CTVCPUPL	CTVDGLS2	CTVEVCEA
CTVARSCH	CTVCHDCP	CTVCPXPA	CTVDGLS3	CTVEVENT
CTVARSCR	CTVCHECK	CTVCPXPL	CTVDGLS4	CTVEVERR
CTVARSEM	CTVCHKIO	CTVCPYBT	CTVDGTRL	CTVEVLFL
CTVARUCC	CTVCHNLD	CTVCPYIT	CTVDILFM	CTVEVREJ
CTVARUFB	CTVCHNLM	CTVCREEL	CTVDISP	CTVEVSDN
CTVARUOC	CTVCHOP	CTVCRYPT	CTVDLBLD	CTVEVSED
CTVARUPD	CTVCINIT	CTVCSDIO	CTVDLDFL	CTVEVSIO

Schedule 1.21 – Page 7

CTVEVSIU	CTVINCP	CTVLTRTO	CTVODCNV	CTVOUTJR
CTVEVSQU	CTVINDC	CTVLUAIO	CTVODCOL	CTVOUTJ0
CTVEVSUP	CTVINES	CTVL6CNV	CTVODCUS	CTVOUTJ1
CTVEVTED	CTVINFL	CTVMBLD	CTVODDTS	CTVOUTKP
CTVEVTIO	CTVINGC	CTVMCCQU	CTVODEDT	CTVOUTKS
CTVEVXIO	CTVINJD	CTVMCR	CTVODGET	CTVOUTLR
CTVEXRIQ	CTVINJR	CTVMEDIT	CTVODHSE	CTVOUTNV
CTVEXTRA	CTVINJ0	CTVMEMIO	CTVODKEY	CTVOUTOA
CTVFCTBL	CTVINJ1	CTVMEMO	CTVODMAR	CTVOUTPN
CTVFDTBL	CTVINKP	CTVMENU	CTVODMBR	CTVOUTPU
CTVFDTRD	CTVINLR	CTVMNAME	CTVODMEM	CTVOUTSA
CTVFIEDT	CTVINNV	CTVMONBH	CTVODMPY	CTVOUTSD
CTVFIFLD	CTVINOA	CTVMONCC	CTVODPRS	CTVOUTSL
CTVFIIO	CTVINPN	CTVMONDU	CTVODPXR	CTVOUTTD
CTVFILER	CTVINPU	CTVMONIO	CTVODREQ	CTVOUTTN
CTVFILLD	CTVINSA	CTVMONPL	CTVODRPC	CTVOUTTO
CTVFLDCM	CTVINSD	CTVMONPY	CTVODRPT	CTVOUTTR
CTVFLDFM	CTVINSL	CTVMONTL	CTVODSAC	CTVOUTTS
CTVFLESP	CTVINTD	CTVMONWO	CTVODSCU	CTVOUTVD
CTVFLOAT	CTVINTN	CTVMPRSC	CTVODSDC	CTVOUTZN
CTVFLOTP	CTVINTO	CTVMRDYT	CTVODSEL	CTVOUTZP
CTVFLQUE	CTVINTR	CTVMROTB	CTVODSEQ	CTVOUT2P
CTVFMSVC	CTVINVD	CTVMROTB	CTVODSUB	CTVPARSE
CTVFONKY	CTVINZN	CTVMSEND	CTVODTIO	CTVPCBDF
CTVGDSN	CTVINZP	CTVMSGIO	CTVODUPD	CTVPCFM
CTVGETCC	CTVIN2P	CTVMSGXF	CTVODVAL	CTVPCINP
CTVGETNO	CTVIPTPP	CTVNAMCD	CTVODWRK	CTVPCMED
CTVGJCL	CTVJOB	CTVNAMCM	CTVOKEDT	CTVPCMIO
CTVHBPGM	CTVJOBNO	CTVNAMES	CTVOPEDT	CTVPCMIU
CTVHRSCH	CTVJRCKD	CTVNAMLN	CTVOPEIO	CTVPCMQU
CTVHSCVT	CTVJSRCH	CTVNAMSC	CTVOPEIU	CTVPCMSG
CTVHSEDT	CTVKPCKD	CTVNAMSW	CTVOPUPD	CTVPCOUT
CTVHSEIO	CTVLABFM	CTVNMFM	CTVOQFMT	CTVPCUPL
CTVHSESC	CTVLDCTL	CTVNMNIO	CTVOQRAS	CTVPCXMT
CTVHSHBB	CTVLGPUL	CTVNQFMT	CTVOR	CTVPDDCP
CTVHSHMU	CTVLIPED	CTVNQRAS	CTVORAMT	CTVPDDSC
CTVHSHSL	CTVLLBB4	CTVNTRY	CTVORDER	CTVPHENC
CTVHSHSU	CTVLMTIO	CTVOACED	CTVORSEM	CTVPIFKY
CTVHSHZL	CTVLOBPR	CTVOCEDT	CTVOTCIO	CTVPINHD
CTVHSNUM	CTVLRPUR	CTVOCIO	CTVOUTCP	CTVPMINQ
CTVHSQUE	CTVLSTRT	CTVOCKYT	CTVOUTDC	CTVPML
CTVHSTAG	CTVLTRDK	CTVOCLRS	CTVOUTDN	CTVPMTIO
CTVHSTIO	CTVLTRFM	CTVOCMTR	CTVOUTES	CTVPNCKD
CTVHSUPD	CTVLTRNM	CTVOCOIU	CTVOUTFL	CTVPNMSG
CTVHXCHR	CTVLTRPR	CTVOCRD	CTVOUTGC	CTVPNPUR
CTVIMGCK	CTVLTRTI	CTVODBLD	CTVOUTJD	CTVPNSFT

Schedule 1.21 – Page 8

CTVPNUPL	CTVRCVSP	CTVSELDS	CTVSSMIU	CTVTIMER
CTVPOINQ	CTVRECFM	CTVSELED	CTVSSMI2	CTVTNUPL
CTVPOLCP	CTVREGON	CTVSELFL	CTVSTAT7	CTVTRACK
CTVPPVAL	CTVRGNCK	CTVSELFM	CTVSTMBR	CTVTRMBR
CTVPPVMV	CTVRGNPK	CTVSELIO	CTVSTMCC	CTVTRNFR
CTVPROSP	CTVRGNTB	CTVSELIQ	CTVSTMCS	CTVTRUPL
CTVPSMIU	CTVRPTFM	CTVSELIT	CTVSTMCU	CTVTSRCH
CTVPSRCH	CTVRTPIO	CTVSELLB	CTVSTMDM	CTVTTFLX
CTVPTEXT	CTVSACED	CTVSELMH	CTVSTMDQ	CTVTTLGX
CTVPTWRT	CTVSACIN	CTVSELNM	CTVSTMDS	CTVTXIIO
CTVPULOG	CTVSACIO	CTVSELPC	CTVSTMED	CTVTXIPR
CTVPXRIO	CTVSACKD	CTVSELRP	CTVSTMIO	CTVTZCON
CTVPXRPL	CTVSACQU	CTVSELRQ	CTVSTMMC	CTVUDCFM
CTVPXRRX	CTVSACSC	CTVSELSC	CTVSTMML	CTVUDCP
CTVQASVC	CTVSAMIO	CTVSELTA	CTVSTMMM	CTVUDFIO
CTVQBKLG	CTVSAMSC	CTVSELTP	CTVSTMPA	CTVUDLT
CTVQCONV	CTVSATIO	CTVSELWO	CTVSTMSS	CTVUPSEL
CTVQCRDT	CTVSATSC	CTVSELXX	CTVSTMT	CTVUSGFM
CTVQDLSB	CTVSAXRF	CTVSEQCO	CTVSTMTR	CTVVDCKD
CTVQDLSP	CTVSBEDT	CTVSEQED	CTVSTM1	CTVVRBIO
CTVQEVDL	CTVSBED2	CTVSEQIO	CTVSTOTA	CTVVSMLD
CTVQEVNT	CTVSBQUE	CTVSEQQU	CTVSTOTR	CTVVSPUT
CTVQFBCC	CTVSBSBB	CTVSEQSC	CTVSUBBY	CTVWASPC
CTVQFBYR	CTVSBSCM	CTVSERVC	CTVSUBEQ	CTVWCADJ
CTVQINPT	CTVSBSVC	CTVSESCH	CTVSUBIO	CTVWMSPC
CTVQIUSP	CTVSBYTL	CTVSESSN	CTVSUBMT	CTVWOBLK
CTVQMCIC	CTVSCATG	CTVSFSSC	CTVSUBNO	CTVWOBRO
CTVQMEMO	CTVSCDSC	CTVSGNON	CTVSUBRQ	CTVWOCVT
CTVQNPAY	CTVSCEDT	CTVSHDLR	CTVSUBRX	CTVWODSP
CTVQNTRK	CTVSCHED	CTVSHFTL	CTVSUBSR	CTVWOEDT
CTVQPADJ	CTVSCHIO	CTVSHFTR	CTVSUBZ	CTVWOED2
CTVQPASS	CTVSCHIT	CTVSI2SC	CTVSUBZC	CTVWOED3
CTVQPMON	CTVSCICS	CTVSLCHR	CTVSVCDL	CTVWOHIS
CTVQPRNT	CTVSCIDX	CTVSLINT	CTVSVCED	CTVWOINP
CTVQPROC	CTVSCKED	CTVSLPRS	CTVSVCGT	CTVWOIO
CTVQPYMT	CTVSCKIO	CTVSLSRT	CTVSVCMT	CTVWOPFM
CTVQROUT	CTVSCKSC	CTVSLSVC	CTVSVSPL	CTVWOPRC
CTVQSIO	CTVSCNIO	CTVSMPIO	CTVTABLR	CTVWOPRR
CTVQSVCC	CTVSCRN	CTVSMPKY	CTVTABS	CTVWOQUE
CTVQTAPD	CTVSCSCU	CTVSOSMD	CTVTABS	CTVWOREJ
CTVQUEIO	CTVSCSSP	CTVSPADF	CTVTAPFM	CTVWOSCH
CTVQUESP	CTVSCUCM	CTVSPLIO	CTVTDRCV	CTVWOSCR
CTVQXFER	CTVSDTCP	CTVSQXIO	CTVTDUPL	CTVWOTA
CTVQXFRS	CTVSDTIO	CTVSRDFM	CTVTEDDY	CTVWOUPD
CTVRCMSG	CTVSECUR	CTVSRDWR	CTVTEST	CTVWOVAL
CTVRCVIO	CTVSEDSC	CTVSRQIO	CTVTHNDL	CTVWOWBB

Schedule 1.21 – Page 9

CTVWRKUP	CTWRKPCI	CXCLBFRM	CXTMPAS2	JTCCNXFL
CTVWRTLG	CTWRKRSP	CXCNTCNV	CXUCTEXT	JTCDEDIT
CTVWSCHS	CTWRKXFR	CXCNVEXT	CXVANCTL	JTCEINVC
CTVWSDMV	CTWRORPT	CXCNVFRM	CXWKOEXT	JTCEPACK
CTVXCIDS	CTWRTOFF	CXCNVUPK	CXWKOFRM	JTCFFRPT
CTVXLIST	CTXFRMST	CXCNVVAL	CXWKOSCK	JTCGDFRP
CTVXPAED	CTXPACUP	CXCOLEXT	CXWKOUPK	JTCMARLD
CTVXPAIO	CTXPAEVL	CXCUSEXT	CXWOHCPY	JTCMARUP
CTVXPAND	CTXPAEX1	CXCUSFRM	DBCCUSEX	JTCMBNUP
CTVXPASC	CTXPAEX2	CXDISCNV	DBPLAGST	JTCMBRLD
CTVXPLSC	CTXPALOD	CXDTEPAS	DBPLCUST	JTCMBRRP
CTVZASDU	CTXPAMON	CXDTPSSR	DBPLHSAC	JTCMBRUP
CTVZIPCV	CTXPAMRG	CXEVTEXT	DBPLHSEQ	JTCPAYFM
CTVZIPFX	CTXPAMRP	CXEVTFRM	DBPLSTNM	JTCRGRXP
CTVZIPIO	CTXPAPRG	CXEVTUPD	DBPULCUS	JTCRGSTR
CTVZIPRT	CTXPARPT	CXEVTUPK	DESCSQSH	JTCRIPFM
CTVZNCKD	CTXPASUM	CXEVTVAL	ESPINTR	JTCRIPOT
CTVZPCNV	CTXPAUPD	CXFINCNV	EZPRINT	JTCRIPRP
CTVZPINT	CTXPAUPD	CXFINEXT	FDCIKCP	JTCRPTDS
CTVZSEDT	CTXPCCMG	CXFINRTN	FDRAITCT	JTCRPTD1
CTVZVTAM	CTXSORT	CXFTPINP	FDRAITVX	JTCSYPXL
CTWAPULL	CTX100	CXHSEEXT	FDRALLOC	JTCTBPXL
CTWJOBLD	CTX110	CXHSEFRM	FDRCBCT0	JTCTRNFM
CTWOAUDT	CTX150	CXHSESCK	FDRCMCT0	JTCTUGBD
CTWOCUP	CTX203	CXHSEUPK	FDRCOMPR	JTCTUGMG
CTWODATE	CTX250	CXHSEVAL	FDRNULL	JTCXLAT2
CTWOHUPD	CTX300	CXMONEXT	FDRSORT	JTCXLAT5
CTWOLOAD	CTX350	CXORCCNV	FDRSPOOL	JTCXLCCS
CTWOPPDM	CTX350A	CXORDEXT	FDRTOCP	JTCXRFLD
CTWOPPD2	CTX360	CXPAJEXT	FDRTSP	JTCYCMRG
CTWOPRDR	CTX370	CXPCTEND	GETVOL	JTLGSPLT
CTWOPRFL	CTX380	CXPCTEOJ	GETVOLS	JTLTRHED
CTWOPRNT	CTX90200	CXROWCNT	G1CPC10	JTPAYEXT
CTWOPRPT	CTZIPBR9	CXRTYEXT	G1CPC20	JTPAYHST
CTWOPRSL	CTZIPCAL	CXSACEXT	HGVOUTJ1	JTPMTMGR
CTWOPRT1	CTZIPDEN	CXSBBFRM	HPFILPGM	JTPMTRPT
CTWOPRT2	CTZIPEXT	CXSCHEXT	HPRPTPGM	JTPMTSPR
CTWOPSEL	CTZNTHIN	CXSEQEXT	INDEX	JTPMTSPT
CTWOPWSM	CT3060CH	CXSRTBLD	INDEX	JTPMTSWS
CTWOPWS2	CT3060QT	CXSUBEXT	INFORPT2	JTPTRANS
CTWOREAD	CT3060RP	CXSUBSCK	INFOTES1	JTSTMCMR
CTWOSORT	CXADJEXT	CXSUBUPK	INFOTES2	JTVASGEN
CTWOUPD	CXBASECD	CXSUPER0	JTCAGGMG	JTVCTBLD
CTWOWRIT	CXBLDEXT	CXSUPER1	JTCAGGRP	JTVESLOG
CTWPULL4	CXBLKEXT	CXSVCEXT	JTCAGGTR	JTVFONKY
CTWRKLOB	CXCLBEXT	CXTMEPAS	JTCARCCS	JTVMARCP

Schedule 1.21 – Page 10

JTVMARED	OPRPRINT	TTATCTOT	TTDSPULL	TTPC0070
JTVMARIO	PDSPRINT	TTATC306	TTDSRRPT	TTPC0075
JTVMBRCP	PHONCODE	TTATNTRY	TTDUPETA	TTPC0080
JTVMBRED	PROCPRNT	TTBLDPAS	TTDWNCBL	TTPC0090
JTVMBRIO	PROCSCAN	TTBLECTL	TTEDTCI	TTPC0100
JTVMBRNO	RNSELEXT	TTBLKPAS	TTESIDIN	TTPC0300
JTVMBXIO	RPTCOPYS	TTBLKREC	TTESSCIN	TTPHSPL1
JTVMPHCP	RPTCOPYX	TTBRISFR	TTEVTPAS	TTPHWRPT
JTVMPYCP	RRMATCHR	TTBTPRPT	TTEXSTMR	TTPLMTCH
JTVMSRCH	RRPULLER	TTCACBIN	TTFINPAS	TTPSASFM
JTVNAMCD	RSETVSAM	TTCACBRF	TTFRMTYP	TTPTEDIT
JTVNAMLN	SAPAMPSC	TTCACBTO	TTGCBOT	TTPTPRNT
JTVNAMSC	SAPSAPEN	TTCCPCAP	TTGEOEXT	TTPTPROC
JTVPCFIO	SAPSAPPS	TTCDEDIT	TTGLTPAS	TTPTRPTS
JTVPYHIO	SAPSAPRT	TTCESACT	TTGSCMT	TTPULEVT
JTVSCNIO	SAPSAPRU	TTCESAEC	TTGSCTMR	TTPULRTM
KMVOUTVN	SAPSAPSD	TTCESGRF	TTGWCONV	TTPULSEL
LESTER	SAPSAPSN	TTCESMOD	TTGWCRBU	TTPULSUB
LTRSNAME	SAPSAPST	TTCESMOW	TTGWPPV	TTPUL308
MABADATE	SAPSAPSU	TTCESPLY	TTGWSUBS	TTPURPUL
MC2PINTR	SAPSAPUT	TTCESPRM	TTHSECPY	TTROPID
MRCHREAD	SCANMOD	TTCESREQ	TTHSEPAS	TTROYPUL
MSBILLUP	SCANMOD	TTCESVWC	TTHSESTP	TTRPTCI
MSCLNYPT	SETSSI	TTCEXATC	TTHSEUPD	TTRPT6
MSCLNYRP	SISMERGE	TTCLBUPD	TTIRUPDT	TTRTYPAS
MSCSFINT	SISTOTAL	TTCNREXT	TTKSETRN	TTSACF
MSDIRINT	SPLPRGE2	TTCNTUPD	TTKSOACT	TTSAXSUB
MSEDTRPT	SQEZALFA	TTCNVPAS	TTLABELS	TTSBCVDM
MSEDTRSL	STLOOKUP	TTCNVUPD	TTLABFMT	TTSBCVDT
MSESPRPT	TCASEBCD	TTCONVPL	TTLABRMT	TTSCHADT
MSMS00	TCDLRCPR	TTCRSYNC	TTMDOBIL	TTSCHBLD
MSNA00	TCDLRRPT	TTCSELTR	TTMDOEDT	TTSCOBAL
MSPDINTR	TCDLRRP1	TTCSOXLT	TTMDOSTR	TTSCOTRM
MSPREDIR	TCSHOEXT	TTCSPREX	TTMONEXT	TTSELCI
MSPRERSL	TCSHOVIA	TTCSWEEP	TTOCKRSP	TTSETTL1
MSPSTNET	TCSHOWAT	TTCTAMDA	TTORDPAS	TTSICTL
MSPS00	TEST	TTCTAMDB	TTPAJPAS	TTSPAEXT
MSRESRPT	TSG@@WTR	TTCTKRHS	TTPARMRG	TTSRPROG
MSRPSTMT	TTACTNO1	TTCTKRPV	TTPARTOT	TTSSART
MSRPSUMS	TTACTNO2	TTCTKRSE	TTPASSWD	TTSSECUR
MSRP00	TTADDBRK	TTCVTXDT	TTPAYXFR	TTSTDATA
MSST00	TTADJPAS	TTCYCUPD	TTPC0010	TTSUBDMP
MSSYSPRN	TTAMWMON	TTDB2EXT	TTPC0030	TTSUBPAS
MSZIPCOD	TTAMWTAX	TTDISRPT	TTPC0040	TTSUBSEL
NAMSWTCH	TTATCMRG	TTDLEVNT	TTPC0050	TTSUBSTP
NEWFILE	TTATCPAS	TTDLQEXT	TTPC0060	TTSUBTAP

Schedule 1.21 – Page 11

TTSUBYTD	TVIDXXFR	VTS300I	VXATHFMT	VXCSTMT5
TTSVCPAS	TVRESTOR	VTS300K	VXATHSPS	VXCSTMT8
TTSW306	TVSNTRT	VTS300L	VXATHUSA	VXCYCRPT
TTTAX110	TVUPSUBR	VTS300M	VXATRANS	VXDALPHA
TTTBCPAS	TVVASGEN	VTS300O	VXBACUP	VXDATER
TTTELSUB	TVVCPTBL	VTS300P	VXBCHMON	VXDBPRTR
TTTEVENT	TVVMONCC	VTS301	VXBCHPRT	VXDELQIO
TTTHEFT1	TVVOUTDC	VTS310MN	VXBILDAT	VXDNRBLD
TTTHEFT2	TVVWOIO	VTS320MN	VXBILLIO	VXDONBLD
TTTNVPAS	TVVZPINT	VTS600	VXBILLUP	VXDSCACT
TTTOTRPT	UPDTDATE	VTS610	VXBILRPT	VXEDSPLT
TTTRNLST	UPMS00	VTS620	VXBLDSLS	VXEDTRPT
TTTRN045	UPNA00	VTS630	VXBSPUL1	VXEFTCNG
TTTRN046	UPPS00	VTS635	VXCANRPT	VXEFTMTH
TTTWHPS1	UPRPSTMT	VTS640	VXCBORFD	VXEFTPAY
TTTWHPS2	UPRPSUMS	VTS650	VXCCDRFD	VXEFTTRN
TTUNSUBM	UPRP00	VTS660	VXCCDUPS	VXEPMAST
TTUPREAD	UPST00	VTS670	VXCCRPTS	VXEXPCON
TTVCNVWS	VCOMPRES	VTS680	VXCCXREF	VXEXPGRA
TTVDATER	VGEO005	VT300MS	VXCHBRPT	VXEXPPUL
TTVINOS	VGEO010	VT301MS	VXCHBRPT	VXEXTUPD
TTVINRC	VGEO025	VT302MS	VXCHDM2	VXFDPRM
TTVINUW	VGEO040	VT303MS	VXCHDM4	VXFICHE
TTVINZV	VGEO050	VT304MS	VXCHDM9	VXFILBLD
TTVINZ7	VGEO100	VT305MS	VXCHKREO	VXFILCOD
TTVOUTOS	VSAMLOAD	VT306MS	VXCHKRFD	VXFILLOD
TTVOUTRC	VSAMPUT	VT307MS	VXCHPROM	VXFILPUL
TTVOUTUW	VSCMACCT	VT308MS	VXCHRACT	VXFINDTL
TTVOUTZV	VSCMEDIT	VXACCRPD	VXCHRGBK	VXFINRPT
TTVOUTZ7	VSCMIC	VXACCRPW	VXCNTRY	VXFUFLPL
TTVOVRID	VSCMRNDX	VXACTDMP	VXCOFMNT	VXFUFNJE
TTVRBRIO	VSCMRTR	VXACTNO1	VXCPM004	VXFUTDCN
TTVRENUM	VTS100	VXACTSTA	VXCPM006	VXGENVES
TTVSECRU	VTS101	VXACTUPD	VXCPM008	VXGLUPDT
TTVVWLST	VTS105	VXADITAP	VXCPM014	VXGNLDBD
TTVZIPFX	VTS110	VXADJFMT	VXCPM016	VXHDREDT
TTVZIPRT	VTS110C	VXADJRES	VXCPM018	VXHDRED2
TTWKOPAS	VTS120	VXADKEY	VXCRDRPT	VXHDRED3
TTWKOUPD	VTS120N	VXADMDIS	VXCRTAMT	VXHLDFLG
TTWOPRPT	VTS200	VXALMRGE	VXCSRPUL	VXHLDRPT
TTZIPDEN	VTS250	VXALMTCH	VXCSRRPT	VXHRDSUB
TTZIPEXT	VTS250N	VXAMREPT	VXCSTMTR	VXHSTUPD
TVBACUP	VTS300	VXAPDECL	VXCSTMT1	VXINSTAT
TVFREAD	VTS300C	VXASACTV	VXCSTMT2	VXINTFCE
TVFREAD2	VTS300E	VXATHAMX	VXCSTMT3	VXINTLAD
TVFWRIT	VTS300G	VXATHDEC	VXCSTMT4	VXIPTPOP

Schedule 1.21 – Page 12

VXITEMIO	VXOQCCTP	VXPRMSND	VXSIPERR	VXTS301
VXKEXIT	VXOQLKTP	VXPRMSN1	VXSIPSHT	VXTS600
VXKIOTSQ	VXOQPRTP	VXPROCUM	VXSISMER	VXTS610
VXKSECUR	VXOQSBTP	VXPROMER	VXSISTOT	VXTS620
VXLEDGIO	VXOQSTTP	VXPROMO	VXSLSRPT	VXTS630
VXLTREDT	VXORDFMT	VXPROMTB	VXSNTRT	VXTS635
VXLTRMRG	VXORDRPT	VXPROPUL	VXSRECAP	VXTS640
VXLTRPUL	VXORDTRK	VXPROSMD	VXSSEDIT	VXTS650
VXLTRUPD	VXOREJER	VXPROSMM	VXSTAPRO	VXTS660
VXLUSER	VXOSKLTN	VXPROSMW	VXSTATR1	VXTS670
VXMALPHA	VXOSKLTP	VXPRSMRT	VXSTDLTS	VXTTXINP
VXMATCH	VXOSTXAD	VXPRSTMA	VXSTMEDT	VXTXDLTS
VXMATSUB	VXOSTXED	VXPTRANS	VXSTMP4A	VXUDFAUD
VXMEMO	VXOSTXIO	VXPULCON	VXSTMSRT	VXUDFBLD
VXMEMPUL	VXOSTXIQ	VXPULMON	VXSTMT4A	VXUDFEDT
VXMEMUPD	VXOSTXTP	VXPULPEN	VXSUBPUL	VXUDFFE
VXMMBRED	VXOSTXUP	VXPULREF	VXSVCIO	VXUPDATE
VXMMBRUP	VXOV0MS	VXPULSCX	VXSVCMST	VXUPSUBR
VXMM012	VXOV1MS	VXPUL302	VXSVCPUL	VXUSATRN
VXMM020	VXOV2MS	VXQTYRPT	VXSVCSND	VXUSGRPT
VXMONBLD	VXOV3MS	VXREFRPT	VXSVCXCP	VXUSGSND
VXMONLTR	VXOV4MS	VXREJPUL	VXSW306	VXUSXREF
VXMONMTA	VXOV5MS	VXRESTOR	VXTAXXCP	VXVAJEDT
VXMONPUL	VXOV6MS	VXRNLSPT	VXTAX100	VXVAJENT
VXMRGSVC	VXOV7MS	VXROMRPT	VXTAX105	VXVALPHA
VXNKRPTS	VXOV8MS	VXROYADD	VXTAX110	VXVANEDT
VXNMMEMO	VXO300C	VXROYCUM	VXTAX120	VXVASGEN
VXNMONBT	VXO300E	VXROYFIN	VXTAX260	VXVBSDSP
VXNMONPL	VXO300G	VXROYRPT	VXTAX300	VXVBUILD
VXNOMO	VXO300I	VXROYSRT	VXTBLPRO	VXVCHDCP
VXNRFRPT	VXO300K	VXROYSUB	VXTBLRNW	VXVCKDGT
VXOCUSIO	VXO300L	VXRPTCPY	VXTBLSVC	VXVCRYPT
VXOCUSTP	VXO300M	VXRPTPRT	VXTELEDT	VXVCSRCH
VXOFFTRN	VXO300O	VXRPTSND	VXTELINP	VXVCTLF0
VXOINSTP	VXO300P	VXRPT1	VXTHLCPY	VXVCTYST
VXOLSRPT	VXPACKIO	VXRPT11A	VXTMEDIT	VXVDUFRP
VXOMEMAD	VXPASSWD	VXRPT11B	VXTMPRG	VXVDUPLX
VXOMEMCH	VXPCTYPE	VXRPT13	VXTOTSIO	VXVEDREO
VXOMEMIO	VXPHXREF	VXRPT2	VXTPFMTR	VXVEDSPL
VXOMEMTP	VXPRDISC	VXRPT2A	VXTRINPL	VXVEDTBL
VXOOLPTP	VXPRECAP	VXRPT2B	VXTSTDTR	VXVENROL
VXOOLSDR	VXPREDIT	VXRPT8	VXTS100	VXVENTER
VXOOLSER	VXPREDON	VXSCREPT	VXTS101	VXVESLOD
VXOOLSTP	VXPREMRG	VXSEQBIL	VXTS105	VXVFONKY
VXOPPRT	VXPRENJE	VXSEQNUM	VXTS110	VXVFREAD
VXOPSTAT	VXPREPAS	VXSETDAY	VXTS120	VXVFWRIT

Schedule 1.21 – Page 13

VXVGETNO	VXZIPCAL	XXTSTDTR
VXVIPTPP	VXZIPDEN	XXUDFEDT
VXVLETTR	VXZIPEXT	XXVAIP
VXVLNGTH	VXZIPSPA	XXVAUTHI
VXVLTRDK	VXZIPSYN	XXVAUTHO
VXVLTRFM	VX287MEM	XXVBLKDS
VXVLTRNM	VX287PAS	XXVFLECT
VXVLTRPR	VX287RPT	XXVMEMIO
VXVLTRTI	VX288CCD	XXVMEMO
VXVLTRTO	VX288RPT	XXVSMSCM
VXVMGHND	WBCOMMON	XXVSVCTX
VXVMONBH	WBLATETO	XXVXBSCM
VXVMONDS	WBSDMNME	XXVXISCM
VXVMONIO	WCFRMMRG	XXVXUEDT
VXVMONPY	WMBMONTH	XXVXUSCM
VXVMONTL	WTOR	ZIPBARCD
VXVNAMES	XREFPULR
VXVNAMEV	XVALMTCH
VXVNMNIO	XXATHORD
VXVNOMON	XXBITMAP
VXVOLSND	XXCSTMT6
VXVPHCKD	XXCSTMT7
VXVPRMDS	XXCSTMT8
VXVPROIO	XXDATER
VXVPSRCH	XXDONRBL
VXVRCMSG	XXEPSINS
VXVREOIO	XXFORMS
VXVSAVVY	XXMRCHCD
VXVSBSCM	XXMRCHTB
VXVSCHIT	XXOTPXAD
VXVSPTAB	XXOTPXDL
VXVSPZDS	XXOTPXED
VXVSPZIO	XXOTPXIO
VXVSTMIO	XXOTPXIP
VXVSTMT	XXOTPXIT
VXVSTXIO	XXOTPXTP
VXVSUBIO	XXOTPXUP
VXVSYSDF	XXPRODUP
VXVTIMER	XXPRONEG
VXVTPREO	XXPROSPL
VXVTSRCH	XXROYSUB
VXVTUFIO	XXSCATCH
VXWPULL1	XXSIPFRM
VXWPULL3	XXSSPULL
VXZIPADI	XXSSREPT
VXZIPBR9	XXTBLSVC

Schedule 1.21 – Page 14

SCHEDULE 1.25

FDT SERVICES AND FDT CURRENT SERVICE CHARGES

I. FDT Services:

Account Management:

Provide coordination, direction and assistance for problem management related to all FDT Data Center activities regarding problems and changes that impact CSG’s system performance. Account management participates in ongoing discussion and project management efforts to ensure that all FDT activities are in accordance with CSG’s business objectives.

Automation Analyst:

Automation analysts review manual computer operation procedures for possible automation using operator automation tools, primarily Computer Associate’s Automate software. Automated procedures are developed to improve operator manual errors, batch cycle and transmission completion times to meet all agreed Performance Criteria. This group is the primary point of contact for problem determination and resolution regarding automated procedures.

Capacity Planning:

FDT’s capacity planning department monitors current system resource capacity used based on projections provided by CSG for forecasting system resource utilization. The forecasts are presented to CSG as recommendations in capacity plans for CPU, DASD, TAPE indicating trends and possible estimates of how system resources and their use may change.

Technical Services:

Technical Services supports the System Software, CICS and OEM software (excluding the FDT Software) required by CSG to run its applications.

DASD:

The DASD group for FDT continually monitors DASD file placement and availability and provides first level support for all DASD related problems. This group also reviews system storage growth estimates for overall growth and special projects provided by FDT customer business units and the FDT Capacity group.

Data Network Services:

Data Network Services encompasses all components related to the physical equipment used for telecommunications, including, telephone company circuit orders, dial backup testing, performance of circuit outage, dial backup and telephone company escalation for telecommunications related problems and installation and design of new telecommunications equipment and network configurations. Data Network Services provides 24x7 second level support for all network problems and works continually with the Network software group to obtain the optimal level of circuit loading and network capacity for the FDT Data Center.

Schedule 1.21 – Page 1

Disaster Recovery:

Disaster Recovery develops and maintains plans for FDT Data Center recovery. The plans which identify all procedures and resources necessary for recovery are tested with the coordination and cooperation of CSG.

Hardware and Facilities:

The FDT hardware area coordinates installation, upgrades and maintenance for all physical hardware and related critical environmental support facilities (power, water coolers, air handlers, etc.) used by FDT. This area plans and coordinates all vendor required upgrades and preventative maintenance to help ensure that equipment functions in accordance with current Performance Criteria.

Help Desk:

The Help Desk (commonly known as the “CSC” — Customer Support Center) at FDT provides the first point of contact for FDT internal, CSG calls for all system and network related problems. The CSC performs first level problem determination notifying additional technical support as needed.

The CSC will provide 24x7 coverage for calls relating to the FDT Data Center and receive those related calls from CSG’s internal support center.

Data Security:

FDT Data Security team maintains access rules for files, system resource and user id’s. In addition, Data Security performs the above functions for other related OEM software requiring internal product security administration.

Standards:

FDT Data Center standards are supported by the FDT Quality Services area and include revisions to established standards and the preparation of proposals relating to those standards for periodic review by the FDT Standards Committee, which committee includes CSG personnel. The approved standards are then published by Quality Services for online viewing.

Change Management:

Change Management is supported by the Quality Services area and includes a review of all changes for the FDT Data Center. This review is performed to identify conflicts with other changes, missing required information needed for changes, and scheduling/approvals for those changes. Reports listing changes by day and week are published by the Change Management group and are reviewed during regular meetings internally and with CSG to ensure that system changes meet both FDT’s and CSG’s business needs.

Infoman Standard Support Processes:

FDT Quality Services supports administrative Infoman functions relating to the FDT standard problem and change screens and reports.

Schedule 1.25 – Page 2

Mainframe Console Operations:

Operations is responsible for monitoring all Systems Software and the Platform to help ensure continued service to CSG. Operations tracks CSG batch cycle and online processes and reports any Performance Criteria or key indicator impact to appropriate FDT and CSG management personnel. Operations also assists in coordinating the implementation of all approved system changes.

Media Services:

FDT Media Services processes, distributes and mails all output generated by CSG’s applications to CSG, CSG customers and associated vendors. Media forms currently produced are microfiche, magnetic tapes and personal computer diskettes.

Network Software:

The Network Software (VTAM) group installs, maintains and monitors all network software components necessary to support host mainframe data communications as well as specialized hardware components. This group provides support to CSG and its customers for data file transfer, including RJE, NDM, PC download, and IP data transfer methods. This group also provides network capacity plans indicating trends based on projections provided by CSG for forecasting resource utilization.

Performance:

FDT Performance monitors and identifies trends, changes and bottlenecks in system workload. The performance area recommends and implements system tuning changes based on identified variances in system performance and workload.

Problem Management:

Problem management provides resolution and follow-up assistance relating to FDT related problems. Daily and monthly reporting is provided by problem management for tracking by the Parties.

Tape Operations:

Tape operations mounts and re-files tapes for all external tape drives and re-files tapes ejected from tape silos. Tape operations also performs physical maintenance related to tape media, including new tape initialization, tape cleaning, replacement of broken or damaged tapes. Tape operations also resolves tape drive and silo problems.

II. FDT Service Charges:

1. Monthly Service Fees. The fees for FDT Services shall be determined as set forth below and as set out in Exhibits 1 and 2 attached to this Schedule 1.25. Exhibit 2 to this Schedule 1.25 sets forth Sysplex pricing models for High Application Resiliency.

2. Pass-Through Expenses. The costs associated with Data Lines, Postage, Special Projects and Unshared Software are paid by FDT as payment agent for CSG, subject to Section II.3 of this Schedule 1.25. If the Parties agree that any other particular expense is to be paid directly by CSG, FDT will promptly provide CSG with a copy of the third party invoice for such expense. If the Parties agree that FDT shall act as a payment agent for CSG for any other particular expense, FDT shall pay any third party charges comprising such expense, subject to Section II.3 of this Schedule 1.25.

Schedule 1.25 – Page 3

3. Reimbursable Expenses. In addition to any other payments specified in this Services Agreement and to the extent not provided for in this Schedule 1.25, CSG will pay, or reimburse FDT for, all reasonable out-of-pocket costs and expenses incurred by FDT in connection with: (a) travel specifically requested by CSG; (b) any CSG-requested document production; (c) specially CSG-requested courier deliveries; (d) CSG-required preprinted and stock forms; (e) general supplies; (f) third party charges for programming, training, seminars and similar consulting; (g) overtime, additional personnel, products and services required as a result of (i) any federal, state or local regulatory or administrative authority, (ii) third party audit, or (iii) CSG’s internal or external auditors; or (h) any pass-through expenses paid on CSG’s behalf pursuant to Section II.2 of this Schedule 1.25, including costs arising out of all CSG Vendor Software license and maintenance fees, as well as Software requested by CSG and not originally included in this Services Agreement. Any items set forth in this Section II.2 of this Schedule 1.25 that are not specifically requested or required by CSG shall be subject to CSG prior approval, which approval shall not be unreasonably withheld or delayed.

4. Billing. FDT shall bill CSG monthly with a single invoice for all of CSG’s monthly fees and charges. The invoice shall reflect in reasonable detail the total fees and charges of CSG by FDT Service component, and shall be supported by appropriate documentation. FDT shall designate a contact person to answer questions from CSG regarding the monthly invoice.

Schedule 1.25 – Page 4

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

Page

EXHIBIT 1 TO SCHEDULE 1.25 4,6

Year
Item	2003		2004		2005		2006		2007		2008
Processing Fee	$ (***	)	(***	)	(***	)	(***	)	(***	)	(***	)
CPU Rate per MIP[1]	(***	)	(***	)	(***	)	(***	)	(***	)	(***	)
Out of Bound MIP Rate
DASD Rate per GB	(***	)	(***	)	(***	)	(***	)	(***	)	(***	)
(***)	(***	)	(***	)	(***	)	(***	)	(***	)	(***	)
Fiche Masters	(***	)	(***	)
Fiche Duplicators	(***	)	(***	)
One-Way Tape Rate	(***	)	(***	)	(***	)	(***	)	(***	)	(***	)

Network Services	(***	)	(***	)	(***	)	(***	)	(***	)	(***	)
Disaster Recovery[2]	(***	)

	(Core Services) + Future Requirements		(***)+ future requirements		(***) future requirements		(***) future requirements		(***) future requirements		(***) future requirements
Data Lines	**** ******* ****		**** ******* ****		**** ******* ****		**** ******* ****		**** ******* ****		**** ******* ****
Postage	**** ******* ****		**** ******* ****		**** ******* ****		**** ******* ****		**** ******* ****		**** ******* ****
Special Projects	**** ******* ****		**** ******* ****		**** ******* ****		**** ******* ****		**** ******* ****		**** ******* ****
Unshared Software	**** ******* ****		**** ******* ****		**** ******* ****		**** ******* ****		**** ******* ****		**** ******* ****

Assumed Annual Volume Growth Rates: 3,5

MIPs	(***)%
DASD	(***)%
Tape	(***)%
One-Way Tape	(***)%
Fiche to end 2004

Proposed MIP Pricing Illustration (Early 2004)

	Current Contract		Proposed
Mgmt Fee	(***	)	(***	)
Processing Fee	(***	)	(***	)
LPAR	(***	)	(***	)
MIP Rate	(***	)	(***	)
Incremental MIP Rate	(***	)	(***	)
Total CPU Fees	(***	)	(***	)
Total Monthly MIPs	(***	)	(***	)
Effective Cost/MIP	(***	)	(***	)

Schedule 1.25 – Page 5

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

[1]	The Processing Fee covers base MIPs of (***) per month. Under this Agreement, the CPU rate is only on MIPs above (***) per month.
[2]	$(***) price is for Disaster Recovery Core Services, as such services are set out in Exhibit 3 to Schedule 1.25. Services outside Disaster Recovery Core Services will be provided to CSG at an additional price. Disaster Recovery Care Services above the (***)% band or below the (***)% band (as referred to in Note 5, below) will be provided to CSG at an additional price.
[3]	Pricing is based on assumed annual volume growth rates. Any variance in assumed annual volume growth rates will change pricing.
[4]	These rates are for technology described in Schedule 1.43 and do not include the costs for new LPARs, job streams or advanced technology. Requests for such new technology shall be deemed requests for Additional Services, as defined by and pursuant to the terms of Section 2.15.
[5]	Re-negotiation of MIP and DASD rates will occur if rolling 12-month growth rates are less than (***)% or more than (***)%. Re-negotiation of tape and one-way tape rates will occur if rolling 12-month growth rates are less than (***)% or more than (***)%. Growth rates will be evaluated January 1 and July 1 during the life of the contract.
6.	In the event CSG does not continue to provide services to ******* as a Customer, then FDT and CSG agree to act in good faith to enter into negotiations to set a new pricing Schedule 1.25.

Schedule 1.25 – Page 6

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

Page

EXHIBIT 2 TO SCHEDULE 1.25

******** (CSG4) High Application Resiliency Sysplex Pricing Models

7/22/2003

Model A	2004		2005		2006		2007		2008
Business Unit Level Isolation
One-time Implementation Charge	(***	)
Monthly Charge	(***	)	(***	)	(***	)	(***	)	(***	)

Model B	2004		2005		2006		2007		2008
New ******** LPAR (CSG5)
One-time Implementation Charge
Monthly Charge	(***	)	(***	)	(***	)	(***	)	(***	)

Model C	2004		2005		2006		2007		2008
******** Workload Split
One-time Implementation Charge	(***	)
Monthly Charge	(***	)	(***	)	(***	)	(***	)	(***	)

Note: ******** Sysplex Pricing coverage is shown above for each of the models. Service coverage and isolation of the ******** business is represented as follows: Model A: Two dedicated LPARS using new and dedicated ******** Processing Units; Model B: Two dedicated LPARS using existing CSG processing units; Model C: Use existing LPARS.

Schedule 1.25 – Page 7

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

EXHIBIT 3 TO SCHEDULE 1.25

DISASTER RECOVERY CORE SERVICES

Disaster Recovery Core Services	Current subscription As of August 2003
MIPS
SY2	(***)
VIPA	(***)
CSG3	(***)
CSG4	(***)

TOTAL	(***)

DASD
Volumes	(***)

Tape:
Silo	(***)
*(SunGard – Facility buildout for Silo’s)
Virtual:	(***)
VSM Count	(***)
# Virtual drives	(***)
DASD Cache Drives	(***)

Network	Supports CSG Network infrastructure

Schedule 1.25 – Page 8

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

Schedule 1.43

PLATFORM DESCRIPTION

CSG/Shared	Component	Manufacturer	Model	Serial #	Complex	MIPS	Engines	Storage (MB)	ESCON	Parallel	OSA	CF(1)	CF(3)	LPAR(s)
***	*********	***	********	*****	****	****	*	******	***	*	*	*	*	**** ****
***	*********	***	********	*****	****	****	*	******	***	*	*	*	*	****
******	*********	***	********	*****	****	****	*	******	***	*	*	*	*	****

Section 13	*********	************	*****	****** *	******** ****	***** ****	*******

Section 14C ******* **
***	****	***	*****	*****	*****	*	***	********* ******** **** ****** **** ** *******
***	****	***	*****	*****	*****	*	***	********* ******** **** ****** **** ** *******
***	****	***	*****	*****	*****	*	***	********* ******** **** ****** **** ** *******
***	****	***	*****	*****	*****	*	***
***	****	***	*****	*****	*****	*	***

Section 15C ******* **	*********	************	******	******	********** *	********
***	**** ******	***	****	*	***
***	**** ******	***	**********	**	***
***	**** ******	***	**** ********	*	***
***	**** ******	***	**** *********	**	***
***	**** ******	***	***	*	****** **** ****

Schedule 1.43 - Page 1

***	**** **********	***	****	*	***	****** ********** **
***	**** ***** ****	***	****	*	***	***** ****

Section 16 CSG/Shared	Component	Manufacturer	Model	Number

***	********* ******** ******* *********	***	********	*
******	********* ******** ******* *********	*****	*** *******	*
***	********* ******** ******* *********	***	*** ************	*
***	********* ******** ******* *********	***	**** ***********	*
******	********* ******** ******* *********	***	**** *** ***********	**

16.1 Specifically excludes any equipment owned and operated by CSG

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

SCHEDULE 1.49

SYSTEMS SOFTWARE

Vendor Name	Product Name	Software Release Levels	Software License and applied to SY2	Software License and applied to VIPA	Software License and applied to CSG4	Software License and applied to CSG3
*** ******* ********	******	*****	x	x	x	x
*** ******** ****	************	***** ********	x	x	x	x
****** ***********	***************	**** ******		x
****** ***********	******** ** *** ****	*** ******	x	x	x	x
****** ***********	******** ** *** ***	*** ******	x	x	x	x
******* ****	*******			x		x
************* ****	**** *******	*** *****	x	x	x	x
******** ********** ***** ****	****	*** ***	x	x	x	x
******** ********** ***** ****	**** *******	*******	x	x	x	x
******** ********** ***** ****	****	*** *** *****	x	x	x	x
******** ********** ***** ****	********	*** ******	x	x	x	x
******** ********** ***** ****	************	***	x	x	x	x
******** ********** ***** ****	************* ****	*** *** ******	x	x	x	x
******** ********** ***** ****	************* **** ******t	*** *** ******	x	x	x	x
******** ********** ***** ****	**********	*** ***	x	x	x	x
******** ********** ***** ****	**********************	*** ***	x	x	x	x
******** ********** ***** ****	************	***	x	x	x	x
******** ********** ***** ****	***********	*** *** ******	x	x	x	x
******** ********** ***** ****	************	*** **** ******	x	x	x	x
******** ********** ***** ****	********	*** ******	x	x	x	x
******** ********** ***** ****	*******	*** ******	x	x	x	x
******** ********** ***** ****	******	*** *** ******	x	x	x	x
******** ********** ***** ****	*********	*** ******	x	x	x	x
******** ********** ***** ****	********** **	*** *** ******	x	x	x	x
******** ********** ***** ****	************ **	*** **** ******	x	x	x	x
******** ********** ***** ****	****** ***	*** ******	x	x	x	x
******** ********** ***** ****	*********	*** **** ******	x	x	x	x
******** ********** ***** ****	********* ***********	***** **** ******	x	x	x	x
******** ********** ***** ****	*********	*** *** ******	x	x	x	x
******** ********** ***** ****	********	**** *** ******	x	x	x	x
******** ********** ***** ****	**********	***** **** ******	x	x	x	x
******** ********** ***** ****	*****************	***	x	x	x	x
********* ***********	********* ***	*****	x	x	x	x
********* ***********	**** ***** * *******	*****	x	x	x	x
********* ***********	********* ****** ********	***	x	x	x	x
********* ***********	************	*****	x	x	x	x
********* ***********	******* ********** ******	***	x	x	x	x
********* ***********	******	*****	x	x	x	x
********* ***********	************	***	x	x	x	x

Schedule 1.49 – Page 1

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

***** * ********	****** ****	***	x	x	x	x
***** * ********	****** **** ********	*****	x	x	x	x
***** * ********	**********	***	x	x	x	x
***	******	***			x
***	****	***	x	x		x
***	****	***
***	*******	****	x	x	x	x
***	*******	***	x	x	x	x
***	*******	***	x	x	x	x
***	****	***	x	x	x	x
***	***** **	***	x	x	x	x
***	***** *** ******	****	x	x	x	x
***	*******	***	x	x	x	x
********** **** **********	*** ******	******	x	x	x	x
********** **** **********	*******	******	x	x	x	x
****** ****	*********	*****	x	x	x	x
*** **** ********* ****	****** ********* *********	****	x	x	x	x
***** ******** ************ ********	****** ******	*****	x	x	x	x
*********	*************	****	x	x	x	x
******* ***********	***	****	x	x	x	x
******	***** *****	*** ***** *	x	x	x	x
******	***** ***** ***********	**** ***** **	x	x	x	x
****** ** **** *****	*****	*****	x	x	x	x
******** **********	************ ********** ****** **** *****	*****		x		x
********* ******** ****	******* ******	***	x	x	x	x
*** ********** ****	**** ***	***	x	x	x	x
****** ******** *************	************	***	x	x	x	x
*********	******* *****************	***	x	x	x	x
******** ********* ****	**************	***** ******		x
******** ********* ****	****************	***** ******	x
******** ********	******* ******* ********	****	x	x	x	x
**********	*******	***				x
**********	****	***	x	x	x	x
**********	****	***	x	x	x	x
**********	***	***	x	x	x	x
**********	*******	****	x	x	x	x
********* ****	********	*****	x	x	x	x
*********	***** ******	*****	x	x	x	x
***** ******* ******** ****	********* *********	*****	x	x	x	x
***** ***** ***	*******		x	x	x	x

Schedule 1.49 – Page 2

SCHEDULE 2.3

CSG-VENDOR SOFTWARE

VERTEX SOFTWARE including: GEO CODER and VERTEX SALES TAX – calculates sales tax at the State, City, Municipality, etc. level. CSG has the right to use the VERTEX SOFTWARE under a license granted to Time Warner Satellite Services, (a/k/a Time Warner Publishing Co.). CSG may access and use the VERTEX SOFTWARE for Time Warner’s business purposes only.

GROUP 1 SOFTWARE including: CODE 1+, Code 1+ Canadian, Bar Coded Bag Tray Option, MAILSTREAM +, DESKTOP MAILSTREAM+, and ARCLIST/ONLINE/TIME SHARING – used to perform various addressing and sorting functions for mailing statements to subscribers of CSG Clients.

VERSION MERGER – a software package that allows source modules to be checked out of a library and manages the merging of multiple program versions.

XENOS – statement format product.

PROTERM TransCentury Enterprise Tester– simulates transactions and scripts for volume testing.

C-CUBED, INC. – development product used to write code on a PC and then upload to the mainframe system for production implementation.

Schedule 2.3 – Page 1

SCHEDULE 2.3A

FORM OF CSG-VENDOR SOFTWARE LETTER

[TO BE PREPARED ON CSG LETTERHEAD]

April 1, 2000

First Data Technologies, Inc.

6200 South Quebec Street. Ste. 335

Englewood, Colorado 80111

Re:	Second Amended and Restated Services Agreement between First Data Technologies, Inc. and CSG Systems, Inc. dated as of April 1, 2000 (“Services Agreement”)

Ladies and Gentlemen:

Reference is made to Section 2.3 of the above-referenced agreement. All capitalized terms not otherwise defined in this letter shall have the meaning set forth in the Services Agreement.

In accordance with Section 2.3 of the Services Agreement, we hereby notify you that CSG has obtained at its sole cost and expense all rights necessary for FDT to access, operate (at or from any location where FDT will provide the FDT Services), and modify the CSG-Vendor Software to provide the FDT Services pursuant to this Services Agreement.

Very truly yours,

[NAME TO BE INSERTED]

Schedule 2.3A – Page 1

SCHEDULE 2.9

OPERATING PROCEDURES

1. ACCOUNT MANAGEMENT

FDT	CSG

•    Provide quality control on Performance Criteria and key indicators.

•    EnsurePerformance Criteria and key indicators are communicated to CSG.

•    Provide status and statistical reporting to help ensure Services Agreement compliance

•    Conduct regular quality of service review meetings.

•    Help ensure technology concerns are closely linked to business decisions.

•    Identify open issues and future plans through ongoing discussions with CSG management personnel.

•    Include client in change control planning and IPL control planning meetings.

•    Ensure FDT is aware of all data processing

/telecommunications implemented by CSG affecting production batch, onlines and network.

•    Adhere to established change control and problem management methodologies for application changes. (INFOMAN/Development calendar) Provide representation for change control and problem management planning meetings.

•    Communicate changes to business that may require alteration of Performance Criteria and key indicators.

Schedule 2.9 – Page 1

2. OPERATIONS AUTOMATION

FDT	CSG

•    Investigate the possible elimination of all manual computer operations intervention.

•    Coordinate implementation of new operator automation procedures between all affected departments.

•    Maintain operation automation software in a dynamic environment.

•    Work issues pertaining to Performance Criteria using operator automation tools where applicable.

•    Develop automatic controls around the transmission environment that would escalate lateness or problem situations.

•    Propose the appropriate course of action for research, development, implementation and problem resolution of operator automation issues.

•    Review and resolve any problems with automated procedures.

• Create RFSin INFOMAN to request specific automation changes or enhancements.

Schedule 2.9 – Page 2

3. CAPACITY PLANNING

FDT	CSG

•    Based on receipt of 90 day rolling MIPS capacity report from CSG, FDT will provide CSG with 90 day rolling MIPS capacity forecast

•    Gather resource usage for existing applications from SMF, RMF, NETVIEW, DASD monitoring software and tape.

•    Identify how resources may grow.

•    Apply resource usage and estimate CPU, DASD, Tape, FDT network components or other resources from business unit assumptions.

•    Estimate total resources required (CPU, DASD, and Tape).

•    Monitor and provide reports for trends in workloads. Recommend trending for workloads that do not have a specific estimate.

•    Summarize capacity plan by customer and seek approval from customer’s management.

•    Present consolidated customer plans to FDT management.

•    Application capacity planner must provide MIP, Subscriber and DASD information on a rolling 90-day forecast one month before end of each quarter to include information in capacity plan.

•    Document dates of major software implementations.

•    Document all assumptions which include how resource utilization will grow for identified areas.

•    Provide monthly volume growth rate.

•    Approve FDT Data Center capacity plan.

•    Create change record in INFOMAN to request specific changes or enhancements.

•    Build Capacity plan for MIPS

Schedule 2.9 – Page 3

4. CICS ON LINE SOFTWARE

FDT	CSG

•    CICS installation, customization, tuning, application of PTFs, table maintenance.

•    Support CICS disaster recovery.

•    Build new CICS regions as requested.

•    Design and implement CICS direction.

•    Monitor all production CICS regions and note exceptions.

•    Provide debugging and problem resolution assistance for application programming staff when requested.

•    Tech Services will triage all region abends.

•    Tech Services will research host response in production issues.

•    Tech Services will assist with transaction abends upon request.

•    Tech Services will research all exceptions to Performance Criteria.

•    Participate in department education practices and provide workshops on materials and information obtained. (In-house, IBM external and vendor supplied).

•    Evaluate new products.

•    Data set contents (dumps) cleanup/copy.

•    Create and maintain documentation within the CICS team.

•    Create documentation to educate the technical services staff.

•    Create documentation within INFOMAN for problem understanding and future tracking.

•    Maintain accurate software inventory listing.

•    Maintain software at vendor’s supported releases.

•    Jointly evaluate and recommend Max Task and T Class parameters for CICS.

•    Applications (or Q/A) is responsible for its loadlibs: cleanup old versions, sizing, compression, backups.

•    Each application group is responsible for completing the correct paperwork for normal table maintenance along with the correct parameters for the usage of the table entry (i.e., CICS region/notification of entries that will have abnormally high usage).

•    Each application group is responsible for identifying correctly the requirements for new CICS regions when requesting the same, including, region size, table entries, customization, etc.

•    CSG should contact Applications as the first point of contact for transaction ASRA (s) and Abends.

•    CSG should contact Applications as the first point of contact for Short on Storage conditions.

•    CSG should contact Applications immediately for storage violations along with FDT Tech Services and both groups will investigate the dumps.

•    Evaluate host response issues that may be caused by application issues in production regions.

•    Use supplied monitoring tools to report on and analyze applications.

•    All Genisys Software.

•    Recovery/synchronization of all on-line application data sets at DR.

•    Advantis: assignment of valid LU names that follow auto-install standards.

•    Adhere to established change control methodologies for applications changes (INFO/MAN and Development Calendar).

•    Create documentation within INFOMAN for problem understanding and future tracking.

•    Run traces for troubleshooting application problems.

•    Provide reasonable written notice (30 days) for the creation and/or major modifications to the CICS environment.

Schedule 2.9 – Page 4

5. DASD

FDT	CSG

DASD Capacity Planning

1. Review the forecast provided by CSG and determine hardware requirements.

a.      Analyze current DASD availability.

b.      If necessary, outline increased DASD to be purchased.

c.      2 Execute the approved proposal.

a.      Order and install DASD.

b.      Initialize and configure DASD.

DASD Capacity Planning:

1.      Project quarterly DASD requirement forecasts with changes and refinements noted.

a.      Develop requirements for new and existing projects and special projects.

2.      Distribute forecast to FDT and conduct formal review.

File Monitoring/Maintenance:

1. Provide reporting to assist CSG with file maintenance and monitoring. Review and discuss with CSG changes necessary to enhance performance or alleviate problems and implement decided plan for change.

2. Allocate production VSAM files as requested by CSG, determine sizing and placement from attributes in request.

3. Implement and maintain software that manages DASD at the dataset and pool level. Review with CSG changes necessary for problem resolution, enhancements, conversions or growth and implement decided plan for change.

4. Monitor all production batch and online files for extents daily and make changes to alleviate any space problems.

5. Monitor for High RBA.

File Monitoring/Maintenance:

1. Monitor GDG bases and sequential files for allocation, sizing, and attributes to enhance performance and prevent problems. Initiate review with FDT to discuss recommended changes and determine implementation plan.

2. Provide change control or form to FDT with necessary specifications for production VSAM files.

3. Allocate and size production GDG bases and sequential files.

4. Implement and maintain daily cleanup jobs on test, work and GDG volumes.

5. Review extent reports.

6. Review and monitor High RBA reports.

7. Review and monitor Last Reference Date Reports

Monitor DASD Usage:

1. Review DASD pools for performance and sizing, discuss suggested changes with CSG and implement decided plan for change.

2. Research and recommend software packages.

3. Monitor freespace and CI/CA splits.

Monitor DASD Usage: 1. Review suggestions with FDT to determine final resolution to necessary changes. 2. Review and Monitor files. 3. Monitor freespace

Production Support:

1. Provide first level oncall support for DASD and storage software issues.

.

3. Provide support on restore/recall problems.

4. Review and resolve any problems with DASD procedures.

Production Support:

1.      Provide first level support for applications issues.

2.      Review suggestions with FDT to determine final resolution to necessary changes.

3.      CMA spool, BUNDL(RMS) administration.

4.      Create change records in INFOMAN to request specific changes for enhancements.

5.      Review and resolve any problems.

6.      Perform weekly library compression and defrag routines, determining the applicable candidates.

Schedule 2.9 – Page 5

6. DATA NETWORK SERVICES

FDT	CSG

•    Place orders with telephone companies for data circuits as required.

•    Maintain network availability for all client data connections.

•    Provide monthly dial back up line testing for all circuits having these features.

•    Perform monthly data line billing review and audits. Approval of all data line invoices.

•    Order, test and install all data communications hardware associated with client orders.

•    Administration and monitoring of all network management systems for clients. This includes Racal NMS400 system used in the network control center.

•    Provide 24X7 NCC second level support for all clients.

•    Perform all required disaster recovery testing for each client as directed.

•    Enter appropriate change control records.

•    Review/approve change control records.

•    Develop and distribute all problem report and network performance information used to produce client Performance Criteria statistics.

•    Joint responsibility with network software group for circuit loading and network capacity planning.

•    Represent Telecommunications in all scheduled and required client performance/status meetings.

•    Vendor management of data network service providers which terminate at Millennium.

•    Telephone company service escalation’s at all levels.

•    Provide client quotes for pricing of new data lines and/or other network services.

•    Second level support for protocol converter troubles and configurations as required.

•    Arrange for any internal wiring or connectivity as required from telecommunication on demarc to DTE equipment within Millenium building

•    Submit telecommunications service changes/requests for all new installations, changes, deletions or information regarding data network services and price quotes.

•    Place orders with telephone companies for data circuits as required.

•    Provide internal local security and access to installed data communications equipment in specified secured areas.

•    Install dial back up analog lines at remote customer locations when required.

•    Purchase hardware such as modems and csu/dsu’s when not provided by FDT.

•    Physically replace failed modems and communications equipment at remote sites which are CSG owned

•    Provide third level support for all clients.

•    Assist FDT personnel as needed in the local troubleshooting CSG provided communications equipment. i.e. modems, sharing devices.

•    Arrange for any internal wiring or connectivity as required from telecommunications demarc to DTE equipment at client sites.

•    Enter appropriate change control records.

•    Third level support for protocol converter troubles and configurations as required.

•    Support new client installations and/or upgrades to existing configurations.

Schedule 2.9 – Page 6

7. DISASTER RECOVERY

FDT	CSG

•    Develop and maintain DR plans for initial response and recovery of the Data Center including, Disaster Recovery Management Team, Recovery Site Team, Telecom Team, Quality Services Team, Administration Team

•    Maintain Recovery contract and administer costs to business unit

•    Ensure all business units have appropriate hardware to receive their application or if such hardware is not required, have such business units acknowledge such non-requirements.

•    Coordinate and plan DR tests for CSG.

•    Document the recovery test plans, post mortem and track problem/resolution.

•    Assist business units where possible with their planning efforts.

•    Assist if requested, in business units’ business recovery planning efforts

•    Ensure offsite storage audits are performed quarterly.

•    Assist business unit in their implementation of the data set tracking tool.

•    Restore CSG’s production environment including the database data but not the production application data for recovery testing

•    Develop and maintain technical recovery plans: Technical support (MVS), (CICS), Software Telecommunications, Hardware Telecommunications, Operations support, Quality Services

•    To recover the system, the following areas shall have the following responsibilities:

•    MVS: recover the operating system with the appropriate software

•    Define, restore and back up of Code1+ Files

•    DASD: provide full volume backups of System, and CSG Applications Software volumes for CSG. Also maintain the VSAM allocation process. At time of disaster or testing, restore the system volumes, CSG Application Software volumes and execute the VSAM allocation process

•    CICS: recover the CICS software

•    Software/Hardware/ Telecom: recover the subscribed to telecom network

•    Supply recovery testing requirements in the form of goals and objectives

•    Document and maintain the application recovery plan for the product

•    Participate in the hotsite recovery testing by supporting the applications and their clients

•    To backup and send offsite, CSG Application Data

•    Recover application data for testing and in the event of a disaster (which includes the forward recovery of CICS.)

•    If there is any additional data that CSG wants FDT to be responsible for backing up and recovering for disaster recovery, CSG shall submit these requirements in writing to FDT, and FDT must agree in writing to the additional requirements.

•    Develop, maintain and test its business recovery plans

Schedule 2.9 – Page 7

8. HARDWARE AND FACILITIES

FDT	CSG

•    Coordinate the installation and/or upgrade of the requested FDT Data Center hardware with the vendor and all business units serviced by the FDT Data Center.

•    Coordinate the installation and/or upgrade of the FDT Data Center hardware microcode, to current and supported levels.

•    Evaluate vendor hardware related to the operations of the FDT Data Center and the business unit needs.

•    Maintain a current floor plan of the FDT Data Center.

•    Maintain hardware configuration documentation related to the hardware installed in the FDT Data Center.

•    Manage and maintain the power plant which support the FDT Data Center and will provide a configuration to support the continuous 24x7x365 operation of the FDT Data Center businesses.

•    Manage problem and change records within INFOMAN.

•    Determine hardware requirements and submit a formal request to FDT quarterly.

•    If MIPS available, all requests for hardware and/or facility changes require 60 days prior written notice to FDT.

•    Approve change requests on a timely basis for hardware improvements.

Schedule 2.9 – Page 8

9. HELP DESK

FDT	CSG

-Responsible for triaging first level data communications, hardware and software related issues.

-Responsible for performing hardware dispatch and follow-up.

-Provide assistance to CSG in order to assist in resolution of second level and higher online software, system software and network related issues.

- -Responsible for providing critical situation notifications to CSG management. Notifications to be performed on a 7x24 basis.

-Responsible for providing 30 minutes status notifications throughout the life of all critical situations (life of problem means the time the CSC is aware of a critical problem until the impact to client has ceased). This notification is performed on a 7x24 basis.

-Main point of contact for all external customer calls regarding online software, system software, network related issues, and all CSG application software issues.

-Responsible for coordinating and resolving new customer installation issues.

-Responsible for coordinating and resolving first, second and higher level application software, addressability and other external customer interfaces.

-Responsible for coordinating and resolving CSG network related issues.

-Responsible for escalating issues with the FDT processing platform to the FDT help desk.

Schedule 2.9 – Page 9

10. MEDIA SERVICES

FDT	CSG

•    Responsible for the creation of microfiche and distributing the same to CSG and its customer base.

•    Responsible for mailing out all CSG customer Tapes, diskettes and cartridges

•    Responsible for all media conversion ( Tape to diskette )

•    Responsible for processing/distributing special tape requests.

•    Responsible for labeling and entering into Roscoe all conversion tapes received from the customer.

•    Responsible for providing monthly Media statistical reports showing volumes processed, distributed and accuracy.

•    Review and resolve any problems with Media processes.

•    Responsible for providing update/current distribution list for all microfiche and special tape mailings 14 days prior to implementation

•    Main point of contact for all CSG external customer calls and questions regarding inquiries/problems with distributed microfiche, conversion, CDROM, and tapes.

•    Responsible for coordinating and implementing all customer conversions.

•    Responsible for approving change requests.

Schedule 2.9 – Page 10

11. MVS SYSTEMS SOFTWARE

FDT	CSG

•    Install, maintain, customize and support all mainframe operating systems and associated program products.

•    Perform diagnostic and consulting services to the business unit.

•    Provide product documentation for the FDT Data Center on operational aspects of installed products.

•    Investigate and recommend new system software.

•    Maintain accurate software inventory listing.

•    Maintain software at vendor’s supported releases.

•    Participate in INFO management procedures to assist in problem tracking and documentation.

•    Adhere to established change control methodologies for changes (INFO/MAN and Develop Calendar).

•    Test new releases of software

•    Support Annual disaster recovery testing

•    Research exception to performance criteria

•    Provide product documentation for mainframe, OEM products utilized by CSG when requested.

•    Request product trials and utilize product request process.

•    Assist in testing of new releases and upgrades of all software.

•    Support administration of third party software as agreed.

•    Adhere to established change control methodologies for applications changes (INFO/MAN and Develop Calendar).

•    Provide reasonable prior written notice (30 days) for platform and infrastructure changes.

Schedule 2.9 – Page 11

12. NETWORK SOFTWARE

FDT	CSG

•    Maintain high network availability/stability.

•    Perform Network customization, monitoring and tuning.

•    Install, customize and maintain network and network related software products.

•    Problem determination and resolution of network and network related software product issues.

•    Install, customize and maintain transmission software products.

•    Problem determination and resolution of transmission software product issues.

•    Assist client with client and sub-client transmission software/hardware installation and support issues.

•    Assist in installation and support of network hardware components (including 3745, CIP, SPC, Netlink solutions, OSA).

•    Maintain accurate software inventory listing.

•    Perform Network disaster recovery planning and support.

•    Design and implement network direction/workload analysis.

•    Provide consulting services for software product acquisition and evaluation.

•    Provide consulting services for network planning and design.

•    Participate in the monitoring, tuning, capacity planning and problem determination/resolution issues with external connected networks and VAN providers.

•    Provide debugging and problem resolution assistance for client representatives when requested.

•    Assist with network connectivity and access issues.

•    Run traces to assist in troubleshooting network and application issues.

•    Research exceptions to Performance Criteria.

•    Create and maintain network documentation to assist the technical services and support staffs in troubleshooting and providing client service.

•    Participate in interdepartmental education and provide seminars on monitoring and first level debugging procedures.

•    Provide available network performance and availability reports as requested.

•    Determine Network software requirements and submit formal requests to FDT staff.

•    Test and evaluate software and network installations to insure requirements are satisfied.

•    Participate with FDT staff in monitoring network resources.

•    Use monitoring tools to report on and analyze network resources.

•    Provide feedback to assist in customization and tuning efforts.

•    Interface with and provide first level troubleshooting for sub clients.

•    Assist sub clients with transmission software selection, installation and support.

•    Primary interface with telecommunications access providers on network definitions, problem determination and resolution.

•    Primary support for client connections to SP2.

•    Provide forecasts to assist in Network capacity analysis.

•    Adhere to established INFO management procedures for problem notification and tracking of network, transmission and related issues.

•    Adhere to established INFO management change control procedures in addition to the development calendar for network, transmission and related change implementations.

•    Design Network Direction and network analysis

•    Provide reasonable prior written notice (30 days) for complex related changes

•    Notify FDT and Coordinate to resolve issues

•    Participate in INFO management procedures to assist in problem tracking and in change control tracking/documentation.

•    Provide Network capacity analysis on a monthly basis based on input from CSG.

•    Notify CSG and coordinate to resolve issues

Schedule 2.9 – Page 12

13. CHANGE MANAGEMENT

FDT	CSG
• Provide Standard INFOMAN Support. • Provide Standard Reports to support scheduled meetings. • All changes are opened on FDT’s INFOMAN System.

•    Submit all request for services through INFOMAN for all FDT Data Center Activities, including:

System Software (MVS, CICS)

Hardware

Network Requests

Operations Requests

Security

Storage Management

Media Requests

Capacity

Performance

Network (VTAM) Requests

Installation of New System Products

INFOMAN Panel Change Requests

Schedule 2.9 – Page 13

14. INFOMAN STANDARD SUPPORT PROCESSES

FDT	CSG

Administrative Functions

•    Set up user id by specific privilege classes within business unit controls.

•     Store employee data for interested party access.

Problem Tracking

•    Collection of production identified job abend data.

•    Log problems regarding end users that appear to be caused by FDT support groups:

 Systems area

 Security

 Operations

 INFOMAN

 DASD management

 Capacity management

 performance management

Change Tracking

•    Allow logging of request for service from each business unit to support areas of FDT:

Systems’ areas

Security

Operations

INFOMAN

DASD management

Capacity management

Performance management

Administrative Functions

•    Request changes to user id by specific privilege classes for problem record administration and for approvers on change records.

Problem Tracking

•    Collection of production identified job abend data.

•    Review and closure of problem records assigned to CSG application areas.

•    Participation in Problem Review meetings.

Change Tracking

•    Create and approve change requests for service from FDT support areas.

Schedule 2.9 – Page 14

15. MAINFRAME CONSOLE OPERATIONS

FDT	CSG

•    Monitor system tasks

•    Monitor system performance

•    Monitor and adjust cycle progress based upon key indicator jobs defined by CSG

•    Notify FDT management and primary business unit contact of problems impacting Performance Criteria and key indicator jobs

•    Monitor system hardware

•    Monitor computer room environmentals

•    Track and act upon approved changes assigned to operations including IPL’s

•    Process approved special requests

•    Perform system level control functions as required

•    Process batch cycle as defined in CA-7 and notify cycle support of discrepancies/problems identified in the process

•    Provide 24x7 console coverage

•    Monitor CAD1 transmissions during off hours

•    Perform off hour job restarts based on CSG provided documentation or verbal instructions from cycle support groups

•    Maintain list of unique business unit system tasks to be monitored

•    Maintain list of key indicator jobs and latest completion time without impacting Performance Criteria

•    Maintain list of contacts and phone numbers

•    Maintain Performance Criteria and key indicator expectations via CSG operations

•    Maintain escalation and notification procedures

•    Maintain job restart documentation and procedures

•    Provide operations with cycle run instructions

•    Perform all CA7 scheduling functions for application related jobs

Schedule 2.9 – Page 15

16. PERFORMANCE

FDT	CSG

PERFORMANCE

•    Provide standard reports that identify changes in workloads.

•    Monitor reports to ensure Performance Criteria and key indicators are met, and recognize workload variances.

•    Identify application/systems tuning opportunities.

•    Provide manpower for systems tuning when Performance Criteria and key indicators are not being met.

•    Assist in trouble shooting for host response issues.

•    Provide input to problem records and implement changes as requested.

•    Complete application design and maintenance.

•    Identify application tuning opportunities.

•    Implement application tuning changes.

•    Identify business elements for Performance Criteria and key indicators

•    Provide manpower for application tuning when Performance Criteria and key indicators are not being met.

•    Adhere to established change control methodologies for applications changes (INFO/MAN and Develop Calendar).

Schedule 2.9 – Page 16

17. PROBLEM MANAGEMENT

FDT	CSG
All problems are opened on FDT’s Infoman system by FDT or CSG personnel.	All problems are opened on FDT’s Infoman system by FDT or CSG personnel.

FDT will respond to, update and resolve any records assigned to FDT Data Center departments.	CSG will respond to, update and resolve any records assigned to CSG departments.

Performance Criteria exceptions: FDT will compile exception information for Performance Criteria records. FDT and CSG will negotiate accountability if necessary.	CSG will ensure that any Performance Criteria records assigned to them will contain accurate resolution and duration information.

FDT will provide scheduled and adhoc reporting from data on the FDT Infoman database.	CSG will have access to the FDT Infoman database for data retrieval, reporting, etc.

FDT Problem Management Department will provide CSG with problem detail information from the Infoman database. FDT will provide CSG with any requested summaries, memos, post-mortems, etc.	CSG will provide problem summary information whenever the recipient is a CSG client.

Schedule 2.9 – Page 17

18. PRODUCTION SCHEDULING

FDT	CSG

•    Perform CA-7 scheduling for non application related jobs

•    Support operations in maintaining and verifying production processing.

•    Support operations/tape library in maintaining TMS batch processing.

•    Document departmental procedures

•    Maintain CA-7 automated scheduler jobs and parameters for system level and operations processing.

•    Provide abend restart functions where requested.

•    Document and escalate processing problems according to escalation procedures.

•    Add, delete and update jobs in CA-7 scheduler.

•    Add, delete and update all scheduling parameters with the exception of the security macro.

•    CreateRFS in INFOMAN to request adds/deletes to security macro

•    Provide restart services for Cable processing.

Schedule 2.9 – Page 18

19. DATA SECURITY

FDT	CSG

•    Upgrade or install fixes to the RACF software.

•    Maintain RACF databases.

•    Install/maintain external security interfaces between RACF and other software.

•    Maintain internal security for other software, such as:

•    CA7

•    NETVIEW

•    INFOMAN

•    ROSCOE

•    QMF

•    VMANCSG

•    NETSPY

•    NDM

•    TSO

•    Reset passwords, suspend or resume user ids for FDT personnel.

•    Maintain RACF user ids: create, modify, delete.

•    Reset passwords and/or resume user ids for CSG clients and personnel on RACF.

•    Maintain CSG client and personnel on RACF.

•    Maintain DSN/RESOURCE access rules under RACF.

•    Delete datasets/aliases when user id are deleted.

•    SDSF system access.

•    Interface with CSG data security administrator.

•    Respond to audits with respect to FDT responsibilities.

•    Provide documentation annually of FDT security policy and procedures.

•    Maintain internal security of other products: RMS/ESF (BUNDLE).

•    RACF for RMS/ESF (clients only): create, modify, delete.

•    Respond to audits with respect to CSG responsibilities.

•    Reset passwords and/or resume user ids for CSG clients and personnel on RACF.

•    Administer all Team 35 Software security.

•    Establish, maintain and administer security procedures consistent with industry standards for access to the Development Software and CSG Data by anyone accessing the same by or through CSG, its systems and networks, including access of the same through open systems adapters with or without the use of a firewall.

Schedule 2.9 – Page 19

20. TAPE OPERATIONS

FDT	CSG

•    Monitor all external tape drives for mount activity.

•    Setup, maintain and support tape vault patterns offsite disaster recovery activities.

•    Pull all offsite backup tapes from offsite storage

•    Refile all returning backup tapes from offsite storage.

•    Refile tapes manually loaded (round reel and cartridge).

•    Refile all tapes ejected from the tape silo’s throughout the day.

•    Enter scratch tapes, cleaning cartridges and requested input tapes into the tape silo’s

•    Initialize new tapes both round reel and cartridge (inhouse and oneway tapes).

•    Clean and/or replace broken or damaged tapes with I/O errors for inhouse and microfiche.

•    Retrieve and deliver all microfiche and Media Support tape requests for CSG.

•    Publish monthly reports for tape utilization both automated and manual.

•    Monitor, clean and resolve tape drive and silo problems.

•    Provide 24 x 7 tape coverage for CSG.

•    Analyze daily tape operations for possible improvements.

•    Perform updates to TMS (i.e. extend and/or expire tapes).

•    Resolve problem tickets involving tape library and tape operations.

•    Monitor tape drive utilization and tape usage to minimize impact

•    Recommend and actively engage CSG in technology reviews to help maintain processing levels

•    Maintain master document of what application files are sent offsite.

•    Provide written documentation when requesting offsite disaster recovery tape vaulting.

•    Maintain a master list of retention periods for all tapes created using RDS (Retention DataSet).

•    Provide written documentation when requesting changes to RDS file.

•    Minimize tape drive allocation during job processing.

•    Migrate small datasets to disk whenever possible.

•    Provide change requests for modifying tape

activities.

Schedule 2.9 – Page 20

SCHEDULE 2.10

CSG BATCH JOB TARGETS

See attached listing. All times listed are Mountain Time.

Schedule 2.10 – Page 1

Critical path completion time means the end time of CAD0350, which as of the Effective Date, completes at approximately 05:30.

DESCRIPTION	DEFINITION	TARGET
1. Online System Updated: CCS	CAD0139, Cycle A; CBD0139, Cycle B CED0139, Cycle E

Completed by 04:15

Cycle A: CAE9000* to CAD0139 and/or Cycle B: CBE9000* to CBD0139, CED9000 to CED0139 to be completed within a 1 hour outage M-Sa; Cycle A: CAE9000* to CAD0139; Cycle B: CBE9000* to CBD0139 to be completed within 1.5hour outage Sat/Sun. Extended IPLs are the exception.

2. Online System Updated: SMS	VID0139	Completed by 04:30

3. File Availability: CCS	This covers the availability of production files for CCS.	All CCS files available 23 hours a day, from 04:30 to 03:30, 98.2% of the total monthly hours. File availability is measured at the completion of CAD0139/CBD0139 and will encompass downtime of CICS and the operating system.

4. Daily Reports	Sequence (CADSEQ11/CBDSEQ11, CED), house and work order (CADHWRK1/CBDHWRK1) and converter (CADCPMD1/CBDPMD1) reports available for printing at customer’s location.	In the print queue by 04:30

5. Work orders	Cycle A: CAEWPT2; Cycle B: CBEWTP2 , CEEWPT2	Completed by 02:00

6. WPT Transactions	Cycle A: CAEWPT1B, CAEWPT1C, CAEWPT1D Cycle B: CBEWPT1B, CBEWT1D, CEEWPT	Completed by 1 1/4 hours after scheduled beginning time. Scheduled beginning time is 05:30, 09:00, 12:00, 14:00, and 17:00

Schedule 2.10 – Page 2

DESCRIPTION	DEFINITION	TARGET
7. Weekly Reports	CAW7000 CEW7000 CBW7000	CAW7000 completed by 18:00 on Saturday CBW7000 completed by 18:00 on Saturday

8. Monthly Financial Reports	A. CAM7031 and CBM7031, CEM7031 B. Financial Tapes	A. Completed by 18:00 on the 22nd of the month. B. Tapes mailed within 48 hours after creation, 99.9% of the time.

9. Monthly Statistics Reports	Completes the following statistics reports: CPMM0004, CPRM0006, CPMM308, CAM7062 and CBM7062, CEM7062	CAM7062, CBM7062 and CEM 7062 completed by 19:00 on the 23rd of the month.

10. Online Statements – Information Available	CAD0350, Cycle A;CBD0350, Cycle B, CED0350	Completed by 05:30

11. Statements Available to the CSG Production Facility (Legacy & ESP)	CAD0332, CAD0336, Cycle A; CBD0332, CBD0336, Cycle B CED0332, CED0336	Completed by 07:30

12. Daily Vantage Cycle Extracts	UL04VEND	Completed by 04:00

Schedule 2.10 – Page 3

SCHEDULE 2.11

DISASTER RECOVERY PLAN

2.11.1 Data Processing.

If FDT declares the existence of a complete, unplanned interruption or inaccessibility to the FDT Data Center used to provide the FDT Services (a “Declared Disaster”), FDT shall make arrangements for the resumption and continuation of vital data processing services to CSG (the “Plan”). The resumption and continuation of vital data processing services shall be provided at a disaster recovery center selected by FDT (the “Disaster Recover Center”) using off-site back-up copies of critical application systems data sets in accordance with and subject to the terms of governing contracts. Vital services shall include those data processing services which are necessary for the survival of the business and where there would be a substantial cost or expense associated with the loss of the data processing services for which there is no satisfactory backup procedure, and for which an outage cannot be tolerated for more than twenty-four (24) consecutive hours. The vital data processing services to CSG shall be made available by means of communication between the Disaster Recovery Center, and selected terminals in FDT’s current network. The capacity of the Disaster Recovery Center currently has the capacity to enable FDT to run vital data processing services for CSG for up to six (6) weeks and for a “Coldsite” facility for up to six (6) months.

In the event of a Declared Disaster, FDT’s Disaster Recovery Management Team (DRMT) shall immediately assemble and determine whether to establish processing at the Disaster Recovery Center. In the event that it is determined that vital services can be resumed within twenty-four (24) consecutive hours after FDT announces a Declared Disaster, the DRMT will direct the resumption of such vital services, and will not initiate the transfer of processing to the Disaster Recovery Center. If it is determined that vital services cannot be resumed within twenty-four (24) consecutive hours after FDT announced the Declared Disaster, the DRMT shall immediately begin the implementation of the Plan, including the initiating of procedures for the declaration of disasters under applicable disaster recovery contracts and the establishment of processing at the disaster recovery site in accordance herewith. FDT shall recover the Systems Software and make it available to CSG within 18 hours after a Declared Disaster. As soon as processing is established at the disaster recovery site, a determination will be made as to whether additional equipment will be needed at the Disaster Recovery Center to adequately handle longer term load requirements. Extra data storage devices, tape drives, communication gear, and even central processing mainframes (CPU’s) can be acquired and installed in a matter of hours or days to handle the anticipated load during a protracted remote-processing period.

Operation of the Disaster Recovery Center will be handled entirety by FDT personnel. A DRMT, composed of management in each of six (6) functional areas, will direct travel to the Disaster Recover Center and to Denver Business Recovery Center, their staff at the earliest opportunity to set-up the normal FDT Data Center environment. The Hotsite Restoration Team (HRT), will then operate the Disaster Recovery Center for approximately the first forty-eight (48) hours and be relived by a second wave of FDT personnel who will take over and run the data center. The HRT and CSG conduct an annual disaster recovery test.

Listed below is a summary of actions contemplated by the Plan:

Schedule 2.11 – Page 1

•	The FDT Data Center help desk initiates severity level 1 page to Denver Data Center management indicating a potential disaster has occurred.

•	The FDT Data Center help desk opens the Disaster Recovery bridge line to initiate a center conference call for management to assess the situation. The Denver Data Center Executive Vice President, his direct reports, and the Director of Disaster Recovery are in attendance.

•	The DRMT will initiate an Emergency Response by initiating the Incident Management Plan and apprising Corporate Crisis Management of the situation.

•	Corporate Crisis Management will work with the Denver Incident Management team to perform a damage assessment and report a recommendation.

•	If the recommendation is to declare a disaster, The EVP must contact the EVP of CSG for approval.

•	The EVP will announce a “Declared Disaster” and instruct the Disaster Recovery Director to initiate the Data Center Business Continuity Plan (BCP). The recovery site manager and all off-site vendors will notified that the plan is in effect.

•	The DRMT will notify all Disaster Recovery Support Teams to mobilize according to the BCP.

•	The DR Support Teams will establish the CSG systems software environment at the recovery site and assure the availability of the customer data according to contract.

•	The Disaster Recovery Support Teams will establish the required telecommunications lines and verify that the necessary systems hardware and software connectivity is in place, including but not limited to, CICS regions and operational functions.

•	If necessary, enact the “return home” strategy to prepare a cold site if the recovery site cannot accommodate the deployment for longer than 6 weeks. Activation of the “Return Home” strategy includes, but is not limited to, the ordering hardware and software for the cold site and the verification of the cold site environment. This process is carried out for both interim and permanent redeployment of the Denver Data Center.

•	Develop and publish a management summary report of the event.

During the Term, FDT shall provide CSG with additional information concerning the Plan as may be reasonably required in writing by CSG, and which may require prior approval of the Disaster Recovery Center provider, if any. FDT reserves the right to change the Plan from time-to-time during the Term, provided that any such change shall not degrade the quality of the Plan in any manner which has a material, adverse impact on the data processing services provided hereunder.

Notwithstanding the foregoing, during the Term, CSG may instruct FDT to initiate the processes set forth in the Plan that occur prior to the declaration of a Declared Disaster for CSG processing only if the operating system incurs an outage greater than four (4) hours. Notwithstanding the foregoing, CSG may also instruct FDT to declare a Declared Disaster for CSG processing only if the operating system incurs an outage greater than twelve (12) hours. CSG and FDT may engage in disaster declaration discussions after eight (8) hours. If CSG instructs FDT to declare a Declared Disaster, CSG shall pay to FDT FDT’s insurance deductible relating to such Declared Disaster (not to exceed $50,000 per instruction), provided, that if FDT subsequently makes a Declared Disaster for multiple clients, such deductible shall not be the responsibility of CSG.

2.11.2 Return Home Strategy.

FDT has established a strategy to support CSG for a “Return Home” following a disaster declaration for the Denver Data Center. The plan will be enacted immediately upon deployment to the primary recovery facility. In the plan, FDT will exercise the following tasks:

Schedule 2.11 – Page 2

•	Determine time frames and dependencies for stay at recovery facility

•	Review Established Priorities

•	Evaluate sister company support availability

•	Analyze and Document Issues and Constraints

•	Inventory offsite storage

•	Verify Asset Management dB

•	Determine availability of salvage

•	Develop gap analysis

•	Update equipment requirements

•	Evaluate availability and contract tape and media storage facility

•	Evaluate equipment requirements

•	Evaluate network requirements

•	Evaluate telecom requirements

•	Evaluate software licensing requirements

•	Evaluate power and environmental requirements

•	Determine personnel resources required

•	Evaluate space / building availability

•	Contract building space

•	Contact vendors / determine equipment availability

•	Develop floor space plan (based on site)

•	Develop procurement plan

•	Obtain capital

•	Purchase all requirements

•	Build out space / environment

•	Establish OEM / Systems environment

•	Establish network and telecom environment

•	Recover applications environment

•	Return to normal operations

These tasks will be accomplished within a 49 day cycle. It is assumed that FDT will be able to gain time in excess of the 6 weeks contracted at the primary recovery facility by announcing a re-declaration immediately after the initial deployment.

During the Term, CSG shall provide FDT with ninety (90) days advance written notice of changes required by CSG relating to the hardware and network to be used in connection with a Declared Disaster so that FDT may coordinate such changes with the Disaster Recovery Center provider, if any.

2.11.3 Outsourced – In-House Models.

The Services described in this Schedule 2.11 (“Disaster Recovery Services”) are based on an outsourced service model. Should FDT bring the Disaster Recovery Services in-house during the Term, FDT agrees to perform appropriate testing and development of the fully implemented in-house Disaster Recovery Services with the goal of improving the operating system restoration time.

Schedule 2.11 – Page 3

SCHEDULE 2.13

PERFORMANCE CRITERIA

See attached list. All times listed are Mountain Time.

Schedule 2.13 – Page 1

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

FDT has no control or responsibility of how Application Software and FDT Software uses the environment. Application Software, FDT Software, hardware at client sites, client provided networks and hardware, use of DB2, CICS transactions and batch scheduling is the responsibility of CSG.

CATEGORY	DEFINITION	PERFORMANCE CRITERIA	REPORTED BY	MEASUREMENT
1. Operating System Availability	This covers the host computer hardware and system’s software

The operating system will be available 24 hours a day, (***)% of the time, excluding scheduled downtime.

-Maintenance window : (02:30-04:00 -1 FDT initiated IPL per month (Hardware/Software) (12 annually)

-1 FDT Quarterly extended IPL outage (02:30-06:30) with 30 day prior notification (4 annually)

-2 FDT alternate IPL’s to be coordinated with CSG (Hardware/Software) (2 annually)

-IPL’s required for CSG application will be additional.

-Non IPL weekends : Maintenance window for non-IPL weekends will be reserved for FDT to perform maintenance on software/hardware excluding instances where CSG will be implementing major application releases or have special business related events.

			Data Center (Operations)	Report daily and detail exceptions monthly.

2. CICS Availability	This covers availability to all production online regions

The online regions will be available 24 hours per day, (***)% of the time, excluding scheduled downtime.

–CICS regions are cycled nightly with batch jobs Cycle A,; CAD0133, Cycle B, CBD0133, Cycle E CED0133

			Data Center (Operations)	Report daily and detail exceptions monthly

Schedule 2.13 – Page 2

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

CATEGORY	DEFINITION	PERFORMANCE CRITERIA	REPORTED BY	MEASUREMENT
*CSG must identify unscheduled CICS recycle timeline.

3. Host Response Time	Processing time for task by the CPU. Measure the host response time for production CICS regions. Excluding DB2.

a. General Criteria. Average * ****** during each 15 minute interval (an “Interval”) from 06:00 to 18:00 Monday through Saturday, it being understood that FDT shall be permitted (***) Intervals per calendar month to exceed this Performance Criteria, calculated pursuant to the General Guidelines and Performance Criteria Conditions set forth below.

General Guidelines:

-(***) or more Intervals exceeding an average of * ****** shall be deemed to be 1 violation of this Performance Criteria, provided that each such Interval violation exceeding an average of * ****** relates to the same issue.

-if an issue arises that causes an Interval to exceed an average of * ******, and FDT creates a remedy for such issue, CSG and FDT shall confer promptly regarding the implementation of such remedy. If CSG does not permit FDT to implement the remedy, any subsequent Interval that exceeds an average of * ****** as a result of FDT not being permitted to implement such remedy shall not be deemed to be a violation of this Performance Criteria.

- if one or more Interval fails to meet this

			Data Center	Report and detail exceptions monthly.

Schedule 2.13 – Page 3

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

CATEGORY	DEFINITION	PERFORMANCE CRITERIA	REPORTED BY	MEASUREMENT

Performance Criteria due to the way in which CSG conducts its business, such failures shall not be deemed to be a violation of this Performance Criteria.

Application path-length should not exceed the reciprocal of the arrival rate of a single CICS region (example: if transaction arrival rate is (***) per seconds; then the application path–length should not exceed (***) of a second). The components of the application path length are CPU, I/O request, application imposed waits (i.e. stimer, exec cics delay)

Minimum arrival rate of (***) transactions per second for the period is required to establish the response time measurements

b. ******** Criteria. Average *** *********** during each 15 minute Interval from 06:00 to 18:00 Monday through Saturday, it being understood that FDT shall be permitted 2 Intervals per calendar month to exceed this Performance Criteria, calculated pursuant to both the ******** Guidelines and Performance Criteria Conditions set forth below.

******** Guidelines:

-(***) or more Intervals exceeding an average of *** *********** shall be deemed to be 1 violation of this Performance Criteria, provided that each such Interval violation exceeding an average of *** *********** relates to the same issue.

Schedule 2.13 – Page 4

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

CATEGORY	DEFINITION	PERFORMANCE CRITERIA	REPORTED BY	MEASUREMENT

-if an issue arises that causes an Interval to exceed an average of *** ***********, and FDT creates a remedy for such issue, CSG and FDT shall confer promptly regarding the implementation of such remedy. If CSG does not permit FDT to implement the remedy, any subsequent Interval that exceeds an average of *** *********** as a result of FDT not being permitted to implement such remedy shall not be deemed to be a violation of this Performance Criteria.

- if one or more Interval fails to meet this Performance Criteria due to the way in which CSG conducts its business, such failures shall not be deemed to be a violation of this Performance Criteria.

-Additional requirements for *** *********** response time for ******** Application path-length should not exceed the reciprocal of the arrival rate of a single CICS region (example: if transaction arrival rate is *** per second; then the application path–length should not exceed (***) of a second). The components of the application path length are CPU, I/O request, application imposed waits (i.e. stimer, exec cics delay)

-Minimum arrival rate of (***) transactions per second for the period is required to establish the response time measurements

Schedule 2.13 – Page 5

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

CATEGORY	DEFINITION	PERFORMANCE CRITERIA	REPORTED BY	MEASUREMENT

Performance Criteria Conditions

-To meet this performance criteria the following conditions must be met:

Regions must utilize under (***)% of a single logical engine during the period.

All operating system components and the CICS regions on LPAR must utilize under (***)% of all the MIPS on LPAR during the period.

Allow a mutually agreed upon number of SMF 110 records to be captured and full usage of CICS Monitoring software, to provide timely and accurate measurement and diagnosis.

4 Host Network Response Time	Response time as measured between the Mainframe and FDC owned Network Hardware

.

Average * ****** during each 15 minute interval (an “Interval”) from 06:00 to 18:00 Monday through Saturday, it being understood that FDT shall be permitted (***) Intervals per calendar month to exceed this Performance Criteria, calculated as follows:

-(***) or more Intervals exceeding an average of * ****** shall be deemed to be 1 violation of this Performance Criteria, provided that each such Interval violation exceeding an average of * ****** relates to the same issue.

-if an issue arises that causes an Interval to

			Data Center Network	Report and detail exceptions monthly Netspy, PINGALL, SNMP, and Netmaster

Schedule 2.13 – Page 6

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

CATEGORY	DEFINITION	PERFORMANCE CRITERIA	REPORTED BY	MEASUREMENT

exceed an average of * ******, and FDT creates a remedy for such issue, CSG and FDT shall confer promptly regarding the implementation of such remedy. If CSG does not permit FDT to implement the remedy, any subsequent Interval that exceeds an average of * ****** as a result of FDT not being permitted to implement such remedy shall not be deemed to be a violation of this Performance Criteria.

OSA Adapters                 *** ****** Measured via     automated PING, SNMP

CSG’s CIP interfaces         *** Measured via automated PING, SNMP

MF/MF                     *** ******* Measured via Netspy Virtual Route Response Time

3745 FEPs (Local)         *** ******* Measured via Netspy Virtual Route Response Time

5. . Host Network Availability	Measure the network availability which includes 3745 front end processors, 7513 Cisco CIP routers and IOS running on the OSA Express Adapters directly connected to the FDT host	Mainframe Network connectivity will be available 24 hours a day, (***)% of the time excluding scheduled downtime (same downtime as the Operating System) An outage is defined as connectivity not an individual device. I.e. If one CIP were down but the other CIP provided full connectivity there would be no SLA hit.	Data Center (Network)	Report and detail exceptions monthly.

Schedule 2.13 – Page 7

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

CATEGORY	DEFINITION	PERFORMANCE CRITERIA	REPORTED BY	MEASUREMENT
6. Media Service Tape/Diskette Turnaround a. Selects and Specials b. Conversions	Measure the turnaround percentage of magnetic media items that are received by Media Services.

(***)% of tapes and diskettes will be shipped to client within 48 hours of receipt by Media Services.

(***)% of conversions will be entered into the system within 48 hours of receipt by Media Services.

Exception situations will be handled using commercially reasonable efforts.

			Data Center (Media Services)	Report and detail exceptions monthly

7. Media Services Microfiche Turnaround a. Daily b. Weekly c. Monthly	Measure the percentage of microfiche items shipped to clients.

a. Daily

(***)% of daily microfiche mailed within 48 hours of tape receipt by Media Services.

b. Weekly

(***)% of weekly microfiche mailed within 72 hours of tape receipt by Media Services.

c. Monthly

(***)% of monthly microfiche mailed within 14 days of tape receipt by Media Services.

			Data Center (Media Services)	Report and detail exceptions monthly

Schedule 2.13 – Page 8

SCHEDULE 2.14

CONFIDENTIALITY AGREEMENT

See attached.

Schedule 2.14 – Page 1

CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement, made this              day of             , 200    , is by and between CSG Systems, Inc., 7887 E. Bellview Avenue, Englewood, Colorado 80111 (“CSG”), and                                                                                                    (the “Participant”).

RECITALS

A. Participant desires to review an audit of CSG’s electronic data processing environment.

B. In connection with these discussions, certain confidential and proprietary information regarding CSG may be disclosed to the Participant to permit the review by Participant.

C. CSG desires to establish the terms under which it will disclose certain confidential and proprietary information.

The parties agree as follows:

1. Confidential Information. Confidential Information shall mean:

(A) any data or information that is competitively sensitive material, or secret, and not generally known to the public, including, but not including to, an audit of FDT’s electronic data processing environment for services provided to Participant by Cable Services Group, Inc.;

(B) any scientific or technical information, design, process, procedure, formula, or improvement that is commercially valuable and secret in the sense that its confidentiality affords CSG a competitive advantage over its competitors; and

(C) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, information, know-how, show-how and trade secrets, whether or not patentable or copyrightable.

Confidential Information includes without limitation, all documents, inventions, substances, engineering and laboratory notebooks, drawings, diagrams, specifications, bills of material, equipment, prototypes and models, and any other tangible manifestation of the foregoing which now exist or come into the control or possession of the Participant.

2. Confidentiality Obligations. Except as expressly authorized by prior written consent of CSG, the Participant shall:

(A) limit access to any Confidential Information received by it to its employees who have a need-to-know in connection with the evaluation of the potential or ongoing business transaction, and only for use in connection therewith;

Schedule 2.14 – Page 2

(B) advise its employees having access to the Confidential Information of the proprietary nature thereof and of the obligations set forth in this Confidentiality Agreement;

(C) take appropriate action by instruction or agreement with its employees having access to the Confidential Information to fulfill its obligations under this Confidentiality Agreement;

(D) safeguard all Confidential Information received by it using a reasonable degree of care, but not less than that degree of care used by the Participant in safeguarding its own similar information or material;

(E) use all Confidential Information received by it solely for purposes of evaluating the potential or ongoing business transactions with CSG and for no other purpose whatsoever;

(F) not disclose any Confidential Information received by it to third parties; and

(G) not disclose the existence of the discussions to any third party.

Upon the request of CSG, the Participant shall surrender to CSG all memoranda, notes, records, drawings, manuals, records, and other documents or materials (and all copies of same) pertaining to or including the Confidential Information. Upon the return of such materials, the Participant agrees to certify, in writing, that all of the foregoing materials have been surrendered to CSG.

3. Exceptions to Confidentiality. The obligations of confidentiality and restriction on use in Section 2 shall not apply to any Confidentiality Information that the Participant proves:

(A) was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of the Participant;

(B) was lawfully received by the Participant from a third party free of any obligation of confidence to such third party;

(C) was already in the possession of the Participant prior to receipt thereof, directly or indirectly, from CSG;

(D) is required to be disclosed in a judicial or administrative proceeding after all reasonable legal remedies for maintaining such information in confidence have been exhausted including, but not limited to, giving CSG as much advance written notice of the possibility of such disclosure as practical so CSG may attempt to stop such disclosure or obtain a protective order concerning such disclosure; or

(E) is subsequently and independently developed by employees, consultants or agents of the Participant without reference to the Confidential Information disclosed under this Agreement.

Schedule 2.14 – Page 3

4. Rights in Confidential Information. Except as specifically provided for herein, this Agreement does not confer any right, license, interest or title in, to or under the Confidential Information to Participant. Except as specifically provided for herein, no license is hereby granted to Participant, by estoppel or otherwise under any patent, trademark, copyright, trade secret or other proprietary rights of CSG. Title to the Confidential Information shall remain solely in CSG.

5. Indemnity by Participant. Participant agrees to indemnify and hold harmless CSG from and against any and all losses, claims, damages and expenses (including, but not limited to, attorneys’ and experts’ fees, costs of investigation and costs of settlement) which result from Participant’s breach of this Agreement or unauthorized use or disclosure of the Confidential Information. Participant’s indemnification obligations pursuant to the immediately preceding sentence shall include an obligation to indemnify and hold harmless CSG from and against any and all losses, claims, damages and expenses asserted by anyone claiming by, through or under CSG.

6. Equitable Relief. The Participant and CSG agree that money damages would not be a sufficient remedy for breach of the confidentiality and other obligations of this Agreement. Accordingly, in addition to all other remedies that either party may have, CSG shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any breach of the confidentiality and other obligations of this Agreement. The Participant agrees to waive any requirement for a bond in connection with any such injunctive or other equitable relief.

7. Third Party Beneficiary. First Data Technologies, Inc. shall be the only third party beneficiary of this Agreement.

8. Merger. This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supercedes all prior and contemporaneous agreements and understanding relative to such subject matter.

9. Governing Law. This Agreement and performance thereunder shall be governed by the laws of the State of Nebraska, excluding its conflicts of laws rules.

Schedule 2.14 – Page 4

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Participant		CSG SYSTEMS, INC.

By:	/s/ Guy Battista	By:	/s/ Edward C. Nafus

Name:	Guy Battista	Name:	Edward C. Nafus

Title:	EVP	Title:	President Broadband Services

Schedule 2.14 – Page 5

SCHEDULE 2.16.1

ADDITIONAL CSG OBLIGATIONS

1. Applications Software; FDT Software. CSG will have responsibility for the integrity and performance of the Applications Software and the FDT Software and will cause the same to be maintained in accordance with the provisions of the Services Agreement, including any special provisions in the Operations Procedures.

2. Trained Personnel. CSG will provide appropriate training for all new CSG employees on Software then in use by or on behalf of CSG. CSG will notify FDT promptly of any changes in authorized users of the Software to be operated by FDT.

3. Compatible Operating Environment. If CSG obtains any services from a third party relating to the FDT Services, any Software provided by such third party that will be operated by FDT must conform to, and be compatible with, the then current operating environment in the FDT Data Center and must meet any applicable operating standards relating to the FDT Services. In addition, CSG shall ensure that any third party-provided services or Software will not interfere with FDT’s ability to provide the FDT Services hereunder or increase FDT’s costs associated therewith.

4. Resource Requirements. It will be CSG’s responsibility to track its production and resource requirements and to request any Additional Services required beyond the existing FDT Services, allowing a reasonable time under the circumstances for FDT to provide such Additional Services in accordance with the Operations Procedures.

Schedule 2.16.1 – Page 1

SCHEDULE 6.5

DISPUTE RESOLUTION

Disputes shall be resolved as follows:

I. Informal Dispute Resolution.

(a) Upon the written request of either Party, both Parties will appoint a designated representative who does not devote substantially all of his or her time to performance under this Services Agreement, whose task it will be to meet for the purpose of endeavoring to resolve such Dispute.

(b) The designated representatives shall meet as often as the Parties reasonably deem necessary to discuss the problem in an effort to resolve the Dispute without the necessity of any formal proceeding.

(c) Formal proceedings for the resolution of a Dispute may not be commenced until the earlier of:

(i) the designated representatives concluding in good faith that amicable resolution through continued negotiation of the matter does not appear likely; or

(ii) the expiration of the 30-day period immediately following the initial request to negotiate the Dispute;

provided, however, that this Section I of this Schedule 6.5 will not be construed to prevent a Party from instituting formal proceedings earlier to avoid the expiration of any applicable limitations period, to preserve a superior position with respect to other creditors or to seek temporary or preliminary injunctive relief pursuant to Section 6.6 of the Services Agreement.

II. Arbitration. If the Parties are unable to resolve any Dispute as contemplated by Section I of this Schedule 6.5 and if such Dispute is not subject to Section 6.6.1 of the Services Agreement, then such Dispute shall be submitted to mandatory and binding arbitration at the election of either Party (the “Disputing Party”). Except as otherwise provided in this Section II of this Schedule 6.5, the arbitration shall be pursuant to the Commercial Arbitration Rules of the American Arbitration Association (the “AAA”).

(a) To initiate the arbitration, the Disputing Party shall notify the other Party in writing (the “Arbitration Demand”), which shall (i) describe in reasonable detail the nature of the Dispute, (ii) state the amount of the claim, (iii) specify the requested relief and (iv) name an arbitrator who (A) has been licensed to practice law in the United States of America for at least ten years, (B) is not then an employee or attorney of either Party or of an Affiliate of either Party, and (c) is experienced in representing clients in connection with data processing services and mergers and acquisitions (the “Basic Qualifications”). Within 15 days after the other Party’s receipt of the Arbitration Demand, such other Party shall file, and serve on the Disputing Party, a written statement (i) answering the claims set forth in the Arbitration Demand and including any affirmative defenses of such Party, (ii) asserting any counterclaim, which shall (A) describe in reasonable detail the nature of the Dispute relating to the counterclaim, (B) state the amount of the counterclaim, and (C) specify the requested relief; and (iii) naming a second arbitrator satisfying the Basic Qualifications. Promptly, but in any event within 15 days thereafter, the two arbitrators so named will select a third neutral arbitrator from a list provided by the AAA of potential arbitrators who satisfy the Basic Qualifications and who have no past or present relationships with the Parties or their counsel, except as otherwise disclosed in writing to and approved by the Parties. The arbitration will be heard by a panel of the three arbitrators so chosen (the “Arbitration Panel”), with the third arbitrator so chosen serving as the chairperson of the Arbitration Panel. All actions of the Arbitration Panel shall be by a majority vote of the arbitrators.

Schedule 6.5 – Page 1

(b) The arbitration hearing shall be held in such neutral location as the Parties may mutually agree. The Arbitration Panel shall have the power and authority to exclude evidence on grounds of prejudice, immateriality, or redundancy, and no ruling by the Arbitration Panel rejecting evidence on any of these grounds shall be a reason for vacating the arbitration award. The Party bringing a particular claim or asserting an affirmative defense will have the burden of proof with respect thereto. The arbitration proceedings and all testimony, filings, documents and information relating to or presented during the arbitration proceedings shall be deemed to be confidential information subject to Section 10 of the Services Agreement. The Arbitration Panel will have no power or authority, under the Commercial Arbitration Rules of the AAA or otherwise, to relieve the Parties from their agreement hereunder to arbitrate or otherwise to amend or disregard any provision of this Services Agreement, including the provisions of this Section II of this Schedule 6.5. Subject to the foregoing, the Arbitration Panel will have the authority to grant preliminary and permanent injunctive relief.

(c) Should an arbitrator refuse or be unable to proceed with arbitration proceedings as called for by this Section II of this Schedule 6.5, the arbitrator shall be replaced by the Party who selected such arbitrator, or if such arbitrator was selected by the two Party-appointed arbitrators, by such two Party-appointed arbitrators selecting a new third arbitrator in accordance with Section II(a) of this Schedule 6.5. Each such replacement arbitrator shall satisfy the Basic Qualifications. If an arbitrator is replaced pursuant to this Section II(c) of this Schedule 6.5after the arbitration hearing has commenced, then a rehearing shall take place in accordance with the provisions of this Section II of this Schedule 6.5 and the Commercial Arbitration Rules of the AAA.

(d) Within 15 days after the closing of the arbitration hearing, the Arbitration Panel shall prepare and distribute to the Parties a writing setting forth the Arbitration Panel’s award. The Arbitration Panel’s award must state those reasons (but only those reasons) necessary to support its award. The award and the reasons for the award shall be deemed to be Confidential Information subject to the confidentiality obligations of the attached Services Agreement.

(e) The Chairman of the Arbitration Panel is instructed, directed, and commanded to schedule promptly all discovery and other procedural steps and otherwise to assume case management initiative and control to assure resolution of the Dispute as expeditiously as practicable but in no event more than 365 days after the Arbitration Demand.

(f) Any award rendered by the Arbitration Panel will be final, conclusive and binding upon the Parties and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

(g) Each Party will bear 50% of all fees, costs and expenses of the arbitrators, and notwithstanding any law to the contrary, each Party will bear all the fees, costs and expenses of its own attorneys, experts and witnesses; provided, however, that in connection with any judicial proceeding to compel arbitration pursuant to this Services Agreement or to enforce any award rendered by the Arbitration Panel, the prevailing Party in such a proceeding will be entitled to recover reasonable attorneys’ fees and expenses incurred in connection with such proceeding, in addition to any other relief to which it may be entitled.

(h) Prompt disposal of any Dispute is important to the Parties. The Parties shall conduct resolution of each Dispute expeditiously and shall use their reasonable best efforts to finally dispose of each Dispute within 365 days or less following the Arbitration Demand.

(i) Time is of the essence of this Schedule 6.5.

Schedule 2.16.1 – Page 2